                       WESTCORE FUNDS SEMI-ANNUAL REPORT

November 30, 2000

WESTCORE EQUITY FUNDS
Westcore MIDCO Growth Fund
Westcore Growth and Income Fund
Westcore Small-Cap Growth Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore International Select Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund

WESTCORE BOND FUNDS
Westcore Flexible Income Fund
Westcore Plus Bond Fund
Westcore Colorado Tax-Exempt Fund

Westcore Funds are managed by Denver Investment Advisors LLC.

                               TABLE OF CONTENTS

SHAREHOLDER LETTER .........................................................   2


MANAGER'S OVERVIEW .........................................................   4

      Westcore MIDCO Growth Fund ...........................................   4

      Westcore Growth and Income Fund ......................................   8

      Westcore Small-Cap Growth Fund .......................................  12

      Westcore Select Fund .................................................  16

      Westcore International Frontier Fund .................................  20

      Westcore International Select Fund ...................................  24

      Westcore Blue Chip Fund ..............................................  28

      Westcore Mid-Cap Opportunity Fund ....................................  32

      Westcore Small-Cap Opportunity Fund ..................................  36

      Westcore Flexible Income Fund ........................................  40

      Westcore Plus Bond Fund ..............................................  44

      Westcore Colorado Tax-Exempt Fund ....................................  48



FINANCIAL STATEMENTS .......................................................  52




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                   1-800-392-CORE(2673) o www.westcore.com                     1

                               SHAREHOLDER LETTER

DEAR FELLOW SHAREHOLDER:

MARKET AND ECONOMIC ENVIRONMENT AND OUTLOOK

   In the six months since our last report to shareholders there has been a dramatic shift in the economic and market environment. Substantial evidence is accumulating that the economy is slowing. The slowing may be due to the tightening of monetary policy, it may be due to the natural aging of a very long economic cycle, it may be due to higher energy prices and it may be exacerbated by distortions from last year's Y2K concerns. The markets are now focused on the economic slowing and whether it will turn into recession. At the moment we believe a soft landing for the economy is the most likely economic outcome. Recessions are generally reactions to economic excesses, and while this long cycle has certainly generated some excesses--primarily in the equity market--they are not of the type that generally takes a recession to correct. We have seen healthy corrections of many of the excesses related to overvalued equities, and, while this also is contributing to slower economic activity, we do not think it is sufficient to slip us into a recession. Importantly, the Federal Reserve appears to be in the process of shifting toward monetary ease and we would expect interest rates to continue to decline.

   The slowing economic environment has led to pressure on corporate profits and resulted in many negative earnings surprises in third quarter corporate reports, particularly in the technology sector. The technology heavy NASDAQ has clearly experienced a Bear Market and many of the major equity indexes show declines for the calendar year. Our funds have performed as expected for a family of diverse investment styles. Our Fixed Income Funds have had positive returns and have played their traditional role as a safe haven for investors in stormy times within the equity markets. We believe the opportunities for our Value Funds in periods of market and economic uncertainty to be outstanding, and we are already seeing strengthening here. The last six months have been most difficult for growth stock investing; nonetheless the Westcore Small-Cap Growth Fund has achieved excellent results versus its benchmark and peer group index.


--------------------------------------------------------------------------------
2             Semi-Annual Report November 30, 2000 (Unaudited)

                               SHAREHOLDER LETTER


NEW FUND AND CHANGED FUNDS

   In October we introduced the Westcore International Select Fund. The portfolio of this fund will concentrate on a small group of the Advisor's selection of the very best investments from around the world. We believe this fund will be a very strong companion to our International Frontier and domestic Select Funds which have had strong relative performance to their benchmarks. We also have completed the restructuring of our taxable fixed-income funds. We believe the renamed Westcore Flexible Income Fund and Westcore Plus Bond Fund can better meet the objectives of investors needing the stability of bonds and taxable income.

   In the following pages, each of the fund managers report on their portfolios and strategies. You will also find a more in depth discussion of the new Westcore International Select Fund and the completed restructuring of the taxable fixed income funds.

   Thank you for your continued investment in the Westcore Funds.

   Sincerely,

        /s/ JACK D. HENDERSON                   /s/ KENNETH V. PENLAND

              [PHOTO]                                     [PHOTO]

         Jack D. Henderson                       Kenneth V. Penland, CFA
              Chairman                                   President



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                   1-800-392-CORE(2673) o www.westcore.com                     3

                               MANAGER'S OVERVIEW

WESTCORE MIDCO GROWTH FUND

FUND OBJECTIVE: Long-term capital appreciation by investing primarily in medium-sized growth companies.

"...technology is still the most important growth area of the economy (along with healthcare), and these stocks are better values today than six months ago."

          [PHOTO]

  /s/ TODGER ANDERSON, CFA

     Todger Anderson, CFA
 Portfolio Manager, Westcore
      MIDCO Growth Fund

   This has been a difficult period for most growth stock investors. The struggle can be best illustrated by the 39% decline in the tech-heavy Nasdaq Index during the year 2000--its worst calendar year decline in history. Interestingly, while the S&P 500 and Dow Jones Index were down for the year, neither decline would qualify as a bear market-indicating the fact that most of the market's damage was primarily in technology and related areas.

   Our performance for the first half of our fiscal year was -15.42%. This compares to the Russell Midcap Growth Index of -17.31% and the Lipper Multi-Cap Growth Index of -12.71%.

   Over the last six months, we have brought our technology weighting down and increased our weighting in healthcare. More specifically, we have emphasized the health care service stocks with names like Tenet Healthcare (a healthcare services company), UnitedHealth Group (an HMO) and Omnicare (a pharmacy company). These were stocks that had been forgotten by the market because of its focus on supposedly more exciting companies in technology and biotech and therefore were available at good prices.

   It's important to note that technology is still our largest weighting in the portfolio. We are well diversified with exposure in software, semiconductors, networking and telecommunications companies. It is our belief that technology is still the most important growth area of the economy (along with healthcare), and these stocks are better values today than six months ago. However, technology is so vast and changing so quickly that it is not easy to identify the next winner.


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4             Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

   Let me give three brief examples from our technology portfolio. SmartForce is a leading company selling educational software for corporate employees. Electronic learning is an important growth business. Intuit has been held in our portfolio for a long time. It is the company that makes the personal financial software, Quicken. However, we believe it is a leader in small business services including accounting, payroll, web site management, tax filing and other services. This is a company bringing productivity to small business, and this is a large growing part of our economy. QLogic is one of the two major suppliers of input/output devices that allow data to flow between computers and storage devices at very rapid rates. So much electronic data is being created today that storage of the data may be the most robust area of growth in technology.

   Let me take just a moment to touch on our outlook for the market. The economy is slowing quickly. It is unclear if we will have a recession. The Federal Reserve Bank has responded appropriately by lowering interest rates, and we believe bank rates will drop further. We expect corporate earnings will be lower in 2001. We believe this has been discounted in the stock market, and we expect the market to do better over the months ahead. However, the 20% plus market returns of the last ten years will most likely not be duplicated. There are many great products and services to come over the next few years that will make our lives better and also provide rewarding investment opportunities.


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                   1-800-392-CORE(2673) o www.westcore.com                     5

                               MANAGER'S OVERVIEW

WESTCORE MIDCO GROWTH FUND (WTMGX)

AVERAGE ANNUAL TOTAL RETURNS


                                                               SINCE INCEP.
PERIOD ENDED      6-MONTH*    1-YEAR      5-YEAR      10-YEAR     8/1/86
------------      --------   -------      ------      -------  ------------
 11/30/00         (15.42)%    (6.78)%     12.43%      17.38%      14.65%
 12/31/00         (17.68)%   (17.51)%     14.27%      17.77%      15.18%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 8/1/86. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE MIDCO GROWTH FUND, RUSSELL MIDCAP GROWTH INDEX AND LIPPER MULTI-CAP GROWTH INDEX

                                WESTCORE MIDCO GROWTH FUND          RUSSELL MIDCAP GROWTH INDEX       LIPPER MULTI-CAP GROWTH INDEX
                                --------------------------          ---------------------------       -----------------------------
AUG-86                                $10,000.00                          $10,000.00                           $10,000.00
NOV-86                                $10,230.00                          $10,262.00                            $9,926.00
NOV-87                                 $8,927.00                           $9,053.00                            $8,664.00
NOV-88                                $10,662.00                          $11,140.00                           $10,358.00
NOV-89                                $14,353.00                          $14,818.00                           $13,714.00
NOV-90                                $14,293.00                          $13,787.00                           $11,889.00
NOV-91                                $21,964.00                          $18,683.00                           $17,983.00
NOV-92                                $25,511.00                          $22,604.00                           $20,992.00
NOV-93                                $25,654.00                          $24,627.00                           $23,618.00
NOV-94                                $30,161.00                          $24,716.00                           $24,024.00
NOV-95                                $39,523.00                          $33,559.00                           $33,961.00
NOV-96                                $46,428.00                          $40,120.00                           $39,095.00
NOV-97                                $52,306.00                          $47,711.00                           $42,317.00
NOV-98                                $52,939.00                          $51,623.00                           $43,265.00
NOV-99                                $76,401.00                          $73,475.00                           $70,210.00
NOV-00                                $71,221.00                          $72,255.00                           $66,384.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 8/1/86.

Lipper Index data provided by Lipper Analytical Services, Inc.


The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than in the Russell 1000 index. The Lipper Multi-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds will generally have between 25% to 75% of their assets invested in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
6             Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000


* TENET HEALTHCARE CORP. (THC) - owns or operates general hospitals and related health care facilities

+ CINTAS CORP. (CTAS) - manufactures corporate identity uniforms and provides sanitation and cleanroom supplies, first aid products and services

* CONCORD EFS INC. (CEFT) - provides electronic transaction authorization, processing, settlement, and funds transfer services, also provides merchant card services and ATM services

* FISERV INC. (FISV) - provides integrated data processing and information management systems to the financial industry

* SANDISK CORP. (SNDK) - designs, manufactures and markets industry-standard, solid-state data, digital imaging, and audio storage products using its patented, high-density flash memory and controller technology

* CAPITAL ONE FINANCIAL CORP. (COF) - provides a variety of products and services to consumers through its subsidiaries

- WESTWOOD ONE INC. (WON) - supplies radio television stations with information services and programming * UnitedHealth Group Inc. (UNH) - provides employers with products and resources to plan and administer employee benefit programs

* PROVIDIAN FINANCIAL CORP. (PVN) - offers a variety of loan products, including credit cards, revolving lines of credit, home loans, secured credit cards, and fee-based products

* DYNEGY INC. - CLASS A (DYN) - provides energy products and services in North America and the United Kingdom

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 19.92%

+ denotes a percentage increase in holding since last report

- denotes a percentage decrease in holding since last report

* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

Capital Goods                                       0.92%
Consumer Staples                                    2.60%
Services                                            7.11%
Short-term Investments and Net Other Assets         8.05%
Energy                                              8.17%
Credit Sensitive                                    8.34%
Consumer Cyclicals                                 13.62%
Healthcare                                         23.97%
Technology                                         27.22%


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                   1-800-392-CORE(2673) o www.westcore.com                     7

                               MANAGER'S OVERVIEW

WESTCORE GROWTH AND INCOME FUND

FUND OBJECTIVE: Long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

"The market environment we have been experiencing provides us with opportunities to find good companies at attractive valuations."

         [PHOTO]

/s/ MILFORD H. SCHULHOF, II

  Milford H. Schulhof, II
Portfolio Manager, Westcore
  Growth and Income Fund

   For the six months ended November 30, 2000, the total return for the Westcore Growth and Income Fund was -4.79%, which compares favorably with the S&P 500 -6.95% and the Lipper Multi-Cap Core Index of -5.22%.

   The market decline we've experienced in the past months can be attributed to concerns that the economy is slowing faster than investors expected, resulting in worries of a recession in 2001. Technology, of course, was the area where we saw a drastic change in investor sentiment from infatuation to fear.

   I am pleased to report that we trimmed our technology holdings from an overweight to an underweight position, compared to the S&P 500, ahead of the change in market sentiment, and remain underweighted here. Our challenge will be to watch this sector and make a decision as to the right time to increase our exposure in promising names such as Palm Inc., which we currently own. Palm makes the Palm Pilot, a hand-held communication device that is gaining rapidly in popularity. Palm's operating system and related software have been key to their success in this market, and they benefit from licensing the software to other manufacturers of similar products. There is great promise for the product as it increases in functionality from simply a calendar and telephone book to being a wireless Internet Access vehicle. The long-term trend for wireless communication is so powerful that I believe this stock has long-term possibilities.


--------------------------------------------------------------------------------
8             Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

   Other investment decisions that impacted the Fund positively were to increase our exposure to energy, healthcare and credit sensitive sectors.

   In the energy sector, we believed that the increase in energy prices would be good for capital spending, and that turned out to be true. In the healthcare sector, we are finding many drug companies with exciting research and development pipelines and hospital management companies with an improved pricing environment. The credit sensitive, or finance stocks, after underperforming for some time, are benefiting from the fact that interest rates have stopped going up and have recently decreased.

   Capital One, a credit card company, is an example of a stock we like in the financial sector. Capital One has increasing earnings, an attractive valuation and impressive management. Importantly, Capital One has a powerful computer information system that allows them to analyze credit risk, and then to price the credit card accordingly.

   We are optimistic as we approach 2001. We believe that interest rates will continue to decline and that we will not see a recession. The market environment we have been experiencing provides us with opportunities to find good companies at attractive valuations. We continue to look for those with strong earnings growth and good management, operating in exciting markets. Our strategy remains to structure the Fund so that it is similar to the S&P 500 in terms of risk and dividend yield, yet outperform due to good stock selection.


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                   1-800-392-CORE(2673) o www.westcore.com                     9

                               MANAGER'S OVERVIEW

WESTCORE GROWTH AND INCOME FUND (WTEIX)


AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE INCEP.
PERIOD ENDED       6-MONTH*   1-YEAR      5-YEAR      10-YEAR     6/1/88
------------       --------   ------      ------      -------  ------------
 11/30/00          (4.79)%    15.34%      19.71%      15.39%      14.00%
 12/31/00          (2.92)%     3.75%      20.43%      15.85%      14.35%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE GROWTH AND INCOME FUND, THE S&P 500 INDEX AND LIPPER MULTI-CAP CORE INDEX

                      WESTCORE GROWTH AND INCOME FUND     S&P 500 INDEX         LIPPER MULTI-CAP GROWTH INDEX
                      -------------------------------     -------------         -----------------------------
JUN-88                          $   10,000.00             $   10,000.00                $   10,000.00
NOV-88                          $   10,087.00             $   10,451.00                $   10,104.00
NOV-89                          $   12,469.00             $   13,675.00                $   13,104.00
NOV-90                          $   12,290.00             $   13,199.00                $   12,323.00
NOV-91                          $   14,817.00             $   15,887.00                $   15,042.00
NOV-92                          $   17,014.00             $   18,822.00                $   17,999.00
NOV-93                          $   18,374.00             $   20,720.00                $   19,965.00
NOV-94                          $   17,176.00             $   20,935.00                $   20,173.00
NOV-95                          $   20,920.00             $   28,667.00                $   26,565.00
NOV-96                          $   26,663.00             $   36,650.00                $   32,859.00
NOV-97                          $   32,595.00             $   47,096.00                $   40,423.00
NOV-98                          $   33,150.00             $   58,238.00                $   45,556.00
NOV-99                          $   44,623.00             $   70,416.00                $   54,690.00
NOV-00                          $   51,468.00             $   67,430.00                $   55,571.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. The Fund was reclassified into the Multi-Cap Core Index during the current period by Lipper Analytical Services, Inc.

Lipper Index data provided by Lipper Analytical Services, Inc.


The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in a wide variety of companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
10            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

- GENERAL ELECTRIC CO. (GE) - manufactures products for the generation, distribution, and utilization of electricity

+ AES CORP. (AES) - a global power company that sells electricity generation to wholesale customers

+ CISCO SYSTEMS INC. (CSCO) - supplies data networking products to the corporate enterprise and public wide area service provider markets

- ANADARKO PETROLEUM CORP. (APC) - an independent oil and gas exploration and production company

- ENRON CORP. (ENE) - produces electricity and natural gas and develops, constructs, and operates energy facilities worldwide

* PFIZER INC. (PFE) - a research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals

-   NABORS INDUSTRIES INC. (NBR) - a land-drilling contractor

+ ZIONS BANCORPORATION (ZION) - a bank holding company that operates full-service banking offices

* AMERICAN INTERNATIONAL GROUP (AIG) - provides a variety of insurance and insurance-related services in the United States and overseas

- WAL-MART STORES INC. (WMT) - operates discount stores and Supercenters, as well as Sam's Clubs

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 26.17%

+ denotes a percentage increase in holding since last report

- denotes a percentage decrease in holding since last report

* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

Basic Materials                                                            0.91%
Consumer Staples                                                           1.41%
Capital Goods                                                              4.91%
Services                                                                   5.49%
Short-Term Investments and Other Net Assets                                6.88%
Energy                                                                     7.24%
Consumer Cyclicals                                                        12.13%
Healthcare                                                                16.78%
Credit Sensitive                                                          21.02%
Technology                                                                23.23%

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                   1-800-392-CORE(2673) o www.westcore.com                    11

                               MANAGER'S OVERVIEW

WESTCORE SMALL-CAP GROWTH FUND

FUND OBJECTIVE: Long-term growth of capital primarily through investments in small companies with growth potential.

"...we remain bullish on the opportunities for small-cap stocks to provide long-term capital appreciation."

          [PHOTO]

     /s/ JOHN N. KARNS
     John N. Karns, CFA
 Portfolio Manager, Westcore
     Small-Cap Growth Fund

   The first half of our fiscal year can be appropriately described by the well-known quote: "It was the best of times, it was the worst of times." During the six months ended November 30, 2000 we experienced continued volatility in the small-cap growth equity market. The portfolio had more than a handful of 5% days--both up and down. Fortunately for our investors, the net effect of all the volatility was that we outperformed the benchmark Russell 2000 Index. The Westcore Small-Cap Growth Fund's total return was 19.48%, comparing very favorably with the Russell 2000 and the Lipper Small-Cap Growth Indexes' returns of -5.77% and -11.16%, respectively, for the period. Our formula for success was fairly straightforward. We focused on those companies with positive long-term potential and continued to own them as they mature. This included investments in Initial Public Offerings. In essence we are buy and hold investors.

   Our reporting period includes the third calendar quarter of the year. This is the period I will call the best of times. We finished the third calendar quarter ranked by Morningstar as #1 out of 423 Small-Cap Growth funds for the 1-year period ended September 30, 2000.* Healthcare stocks, energy stocks and select technology stocks (networking and infrastructure) were principally responsible for the outperformance. Some of our largest holdings during this period included Lab Corp of America, Province Healthcare, Interwoven, Extreme Networks and Spinnaker Exploration.


--------------------------------------------------------------------------------
12            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


   Toward the end of our fiscal year the market began absorbing and reacting to disturbing news regarding the four "E's": Economy, Energy, Election and Earnings. For our high growth companies, this is the period that felt like the worst of times. Few of our holdings could escape the impact of one or more of the "E's". We feel it is important to recognize that some macro issues will affect virtually all stocks equally (in direction, if not in magnitude). We are "drilling down" on our companies in an attempt to identify which businesses are affected fundamentally and which are affected transitorily.

   We are cautious on the near term opportunities for the small-cap equity markets. We have a lot of uncertainty regarding how both the economy and the new administration will impact our companies' earnings outlook. Yet we remain bullish on the opportunities for small-cap stocks to provide long-term capital appreciation.


* Past performance is not indicative of future results. Morningstar rankings reflect historical risk-adjusted performance as of 9/30/00 and are subject to change every month. Rankings are based on the fund's 1-year average annual total return. During periods on which rankings are based, service providers of the Fund waived fees. In the absence of fee waivers, performance would have been reduced.


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                   1-800-392-CORE(2673) o www.westcore.com                    13

                               MANAGER'S OVERVIEW

WESTCORE SMALL-CAP GROWTH FUND (WTSMX)

AVERAGE ANNUAL TOTAL RETURNS


                                                               SINCE INCEP.
PERIOD ENDED     6-MONTH*     1-YEAR      5-YEAR      10-YEAR     10/1/99
------------     --------     ------      ------      -------  ------------
 11/30/00          19.48%      0.18%        N/A         N/A       88.26%
 12/31/00          (6.44)%    (6.52)%       N/A         N/A       96.57%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Investing in small-cap funds and/or concentrated funds can be more volatile and loss of principal could be greater than investing in large-cap or more diversified funds.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SMALL-CAP GROWTH FUND, THE RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH INDEX

                                  WESTCORE SMALL-CAP GROWTH FUND         RUSSELL 2000 INDEX     LIPPER SMALL-CAP GROWTH INDEX
                                  ------------------------------         ------------------     -----------------------------
OCT-99                                  $10,000.00                            $10,000.00                $10,000.00
NOV-99                                  $20,290.00                            $10,641.00                $11,918.00
NOV-00                                  $20,326.00                            $10,578.00                $12,072.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Analytical Services, Inc.


The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Lipper Small-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
14            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

+ LABORATORY CORP. OF AMERICA HOLDINGS (LH) - a clinical laboratory organization that offers a wide range of clinical laboratory tests

+ PROVINCE HEALTHCARE CO. (PRHC) - provides healthcare services in non-urban markets in the U.S.

* LINENS 'N' THINGS INC. (LIN) - sells home textiles, housewares, and home accessories through outlets in the United States

* WEBTRENDS CORP. (WEBT) - provides enterprise solutions for website management, e-business intelligence, and systems management

* EMBARCADERO TECHNOLOGIES INC. (EMBT) - provides software products that enable organizations to build and manage e-business applications and their underlying database

* NETIQ CORP. (NTIQ) - provides performance and availability management software for Microsoft Windows NT-based systems and applications

- PROSOFTTRAINING.COM INC. (POSO) - a global internet solutions company that provides curriculum and skills-based Internet certification programs

* EMCORE CORP. (EMKR) - designs and develops compound semiconductor materials and process technology

* PRECISE SOFTWARE SOLUTIONS LTD. (PRSE) - provides information and technology infrastructure performance management software to customers located in North America and other countries

* GLOBAL SPORTS INC. (GSPT) - develops and operates e-commerce sporting goods businesses for traditional sporting goods retailers

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 30.48%

+ denotes a percentage increase in holding since last report

- denotes a percentage decrease in holding since last report

* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

Energy                                                                 2.63%
Services                                                               4.62%
Consumer Cyclicals                                                     9.16%
Healthcare                                                            18.14%
Short-Term Investments and Net Other Assets                           18.54%
Technology                                                            46.91%


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    15

                               MANAGER'S OVERVIEW


WESTCORE SELECT FUND

FUND OBJECTIVE: Long-term growth of capital primarily through investments in companies of any size selected for their growth potential.

"A market like we are experiencing gives us the opportunity to demonstrate our ability to pick good stocks..."

        [PHOTO]

 /s/ GERALD W. PETERSON

 Gerald W. Peterson, CFA
   Portfolio Manager,
  Westcore Select Fund

   In the six month period ended November 30, 2000, the Westcore Select Fund's total return was -5.87% which compares with the returns of the S&P 500 Index of -6.95% and the Lipper Multi-Cap Core Index of -5.22%.

   The markets have been unusually difficult as anticipated. Volatility remains extreme with market movements of 2%-5% in a day the norm. Earnings disappointments are widespread, from Intel and Microsoft to Eastman Kodak and JP Morgan. Few sectors appear bulletproof as the economy clearly slows. It has become a game of capital preservation instead of capital appreciation.

   In response to these turbulent times, we have used the Fund's size to our advantage by quickly moving in and out of stocks and keeping ample cash in an attempt to limit our downside. As of November 30, 2000, the Fund had nearly 50% of its assets invested in cash equivalents. Our performance during the six months was helped by exposure to energy (Apache, El Paso Energy, and Ocean Energy), education (Edison Schools and Sylvan Learning) and restaurants (Champps Entertainment). In addition, we participated in several successful Initial Public Offerings which also enhanced performance. Our performance was hurt by some earlier stage technology companies, including ProsoftTraining.com, World Wireless Communications and Liberty Digital.


--------------------------------------------------------------------------------
16            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


   As we enter a new calendar year we continue to have a cautious stance on the market. We anticipate continued interest rate cuts in the new year, but expect many earnings disappointments to continue as the economy slows and goes in for what I believe will be a difficult landing. We believe it will take some time for the economy to show signs of stabilization.

   A market like we are experiencing gives us the opportunity to demonstrate our ability to pick good stocks, themes and sectors in what is viewed as a bear market. At the same time we will be fiscally responsible and understand that capital preservation is very important.


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    17

                               MANAGER'S OVERVIEW


WESTCORE SELECT FUND (WTSLX)

AVERAGE ANNUAL TOTAL RETURNS


                                                                SINCE INCEP.
PERIOD ENDED       6-MONTH*   1-YEAR      5-YEAR       10-YEAR    10/1/99
------------       --------   ------      ------       -------  ------------
 11/30/00          (5.87)%    40.40%        N/A         N/A       103.06%
 12/31/00          (8.61)%    15.27%        N/A         N/A       107.90%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Investing in small-cap funds and/or concentrated funds can be more volatile and loss of principal could be greater than investing in large-cap or more diversified funds.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SELECT FUND, THE S&P 500 INDEX AND LIPPER MULTI-CAP CORE INDEX

                           WESTCORE SELECT FUND        S&P 500 INDEX        LIPPER MULTI-CAP CORE INDEX
                           --------------------        -------------        ---------------------------
       OCT-99                   $ 10,000.00             $ 10,000.00                $ 10,000.00
       NOV-99                   $ 15,710.00             $ 10,835.00                $ 10,846.00
       NOV-00                   $ 22,059.00             $ 10,376.00                $ 11,021.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Analytical Services, Inc.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in a wide variety of companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
18            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

+ WESTWOOD ONE INC. (WON) - supplies radio television stations with information services and programming

+ PROSOFTTRAINING.COM INC. (POSO) - a global internet solutions company that provides curriculum and skills-based Internet certification programs

* WAL-MART STORES INC. (WMT) - operates discount stores and Supercenters, as well as Sam's Clubs

* USA NETWORKS INC. (USAI) - a diversified media and electronic commerce company

* EXTENDED STAY AMERICA INC. (ESA) - develops, owns and operates extended stay lodging facilities

* CHAMPPS ENTERTAINMENT INC. (CMPP) - owns, operates and franchises Champps Americana restaurants in select markets throughout the United States

* BERGEN BRUNSWIG CORP. - CLASS A (BBC) - a supply channel management company that provides pharmaceuticals, medical-surgical supplies, and specialty products

* SYLVAN LEARNING SYSTEMS INC. (SLVN) - provides educational services to families, schools and industry, delivers computer-based testing and provides personalized instructional services to students, educational and professional development services under contract

* EOG RESOURCES INC. (EOG) - an oil and gas company with a prospect portfolio and a three dimensional seismic program in place

* OCEAN ENERGY INC. (OEI) - explores and develops crude oil and natural gas properties, operations are focused in the shelf and deepwater areas

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 44.31%

+ denotes a percentage increase in holding since last report

- denotes a percentage decrease in holding since last report

* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                                              SHORT-TERM
                                              INVESTMENTS
CONSUMER                                        AND NET
CYCLICALS  HEALTHCARE   TECHNOLOGY  ENERGY    OTHER ASSETS    SERVICES
---------  ----------   ----------  ------    ------------    --------
 30.13%    2.64%        2.49%       6.50%       45.97%         12.27%



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    19

                               MANAGER'S OVERVIEW

WESTCORE INTERNATIONAL FRONTIER FUND

FUND OBJECTIVE: Long-term growth of capital primarily through investments in international, small-cap growth companies.

"(The challenging market) is providing opportunities to find great small companies at very reasonable prices outside the U.S."

         [PHOTO]

/s/ MICHAEL W. GERDING, CFA

  Michael W. Gerding, CFA
Portfolio Manager, Westcore
International Frontier Fund

   For the six months ended November 30, 2000, the Westcore International Frontier Fund lagged both the index and its peers. The Fund's return was -16.55%, while the Lipper International Small-Cap Index was -11.08% and the MSCI World Ex-US Small-Cap Index was -6.85%. However, since its inception on
December 15, 1999, the Fund has significantly outperformed both the index and its peer group. Because of the Fund's emphasis on small, rapidly growing companies, the difficult markets of October and November hit the fund particularly hard. The good news is that, in general, our companies performed extremely well, meeting or exceeding our expectations for earnings.

   The Fund is invested in a wide variety of companies with an average market cap of just over $1 billion. At the end of November, we had holdings in 63 companies in 13 countries and over 20 industries. Our largest holdings in the Fund include Phonak, a Swiss company that is one of the leading producers of hearing aids in the world, Nutreco, a Dutch company that is in the agriculture and aquaculture business, and Leica Geosystems, also based in Switzerland. Leica is a leading provider of technology using Global Positioning Satellites and other spatial technologies. Some of our larger industry weightings include drugs and healthcare products, electronics, and computer services and software. Our largest country weightings include the UK (20.9%), France (13.8%), and Switzerland (14.9%). We remain very underweighted in Japan, at only 6.3% of the fund, and have less than 1% of the Fund invested in the emerging markets.

   The Westcore International Frontier Fund utilizes a time-tested approach to seek small, rapidly growing companies outside the U.S. We build the portfolio




--------------------------------------------------------------------------------
20            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

one company at a time, trying to find companies that are growing faster than the industry in which they are located and faster than the country in which they reside. Ideally, we would also like to find companies that are growing faster than they have historically. The portfolio is not constrained by country or industry allocation models, which we feel might force us to invest in areas of the world that we find less desirable.

   As we move into 2001, we expect that markets will continue to wrestle with the economic implications of the high energy prices and higher interest rates we've seen in 2000, and in turn what this potential economic slowdown will do to corporate profits. This is a worldwide phenomenon, as every region of the world has been faced with the same set of challenges. The second half of 2000 has been one of the most challenging periods for investing in many years, and we believe, that while it may not change overnight, it is providing opportunities to find great small companies at very reasonable prices outside the U.S. We believe that we need to continue to focus on finding those companies that have rapidly growing revenue and earnings. We will continue to intensively research companies, looking for that rapid growth and predictability. Our goal remains the same: To create a portfolio of the best, rapidly growing smaller companies we can find.

COUNTRY BREAKDOWN AS OF NOVEMBER 30, 2000


COUNTRY                       MARKET VALUE             %
--------------                ------------       ------------
Argentina                     $   288,445               0.94%
Australia                          30,686               0.10%
Canada                          1,776,701               5.79%
France                          4,222,350              13.76%
Germany                         2,488,609               8.11%
Ireland                           107,400               0.35%
Italy                             690,428               2.25%
Japan                           1,930,129               6.29%
Netherlands                     1,960,815               6.39%
Spain                             877,610               2.86%
Sweden                            837,719               2.73%
Switzerland                     4,569,098              14.89%
United Kingdom                  6,425,582              20.94%
Cash Equivalents                4,480,110              14.60%
                              -----------        -----------
                              $30,685,682             100.00%

--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    21

                               MANAGER'S OVERVIEW

WESTCORE INTERNATIONAL FRONTIER FUND (WTIFX)


TOTAL RETURNS



                                                                SINCE INCEP.
PERIOD ENDED     6-MONTH      1-YEAR      5-YEAR    10-YEAR       12/15/99
------------     -------      ------      ------    -------     ------------
 11/30/00         (16.55)%      N/A         N/A         N/A       (3.10)%
 12/31/00         (20.08)%    (2.43)%       N/A         N/A        0.85%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/15/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Investing in small-cap funds and/or concentrated funds can be more volatile and loss of principal could be greater than investing in large-cap or more diversified funds.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE INTERNATIONAL FRONTIER FUND, THE MSCI WORLD EX-US SMALL-CAP INDEX AND LIPPER INTERNATIONAL SMALL-CAP INDEX

                WESTCORE INTERNATIONAL FRONTIER FUND    MSCI WORLD EX-US SMALL-CAP INDEX        LIPPER INTERNATIONAL SMALL-CAP INDEX
                ------------------------------------    --------------------------------        ------------------------------------
       DEC-99                $10,000.00                             $10,000.00                            $10,000.00
       NOV-00                $ 9,690.00                             $ 9,090.00                            $ 8,777.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 12/15/99.

Lipper Index data provided by Lipper Analytical Services, Inc.


The MSCIWorld Ex-US Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200-800 million across 23 developed markets, excluding the United States.

The Lipper International Small-Cap Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than $1 billion (U.S.) at the time of purchase. An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
22            Semi-Annual Report November 30, 2000 (Unaudited)

                              MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

+ PHONAK HOLDING AG (Switzerland) - the world's leading manufacturer of digital hearing aids

* LEICA GEOSYSTEMS AG (Switzerland) - manufactures surveying and mapping equipment

* PINGUELY-HAULOTTE (France) - manufactures boom and platform trucks for lifting materials or reaching high places

+ NUTRECO HOLDING NV (Netherlands) - a provider of products to the agricultural and aquacultural industries, including animal and fish feed

+ NOBEL BIOCARE AB (Sweden) - the world's leading manufacturer of dental implants and dental prosthetics

* IHC CALAND NV (Netherlands) - a holding company which offers services to offshore oil services, dredging and marine industries

* GRUPO DRAGADOS SA (Spain) - builds infrastructure projects and industrial facilities, constructs and operates toll roads and offers water management, cleaning and solid waste treatment and parking management and traffic control services

*   PARK24 CO. LTD. (Japan) - operates 24-hour automated parking garages

* SENATOR ENTERTAINMENT AG (Germany) - produces, markets and distributes movies and animated cartoons

* REGUS PLC (United Kingdom) - owns an international network of some 302 business centers in approximately 47 countries, which are leased to a variety of business customer

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 28.52%

+   denotes a percentage increase in holding since last report

-   denotes a percentage decrease in holding since last report

*   denotes new top ten holding since last report


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.



SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                                                           SHORT-TERM
                                                           INVESTMENTS
CONSUMER                               CONSUMER              AND NET       CREDIT                  BASIC      CAPITAL
CYCLICALS   HEALTHCARE    TECHNOLOGY   STAPLES   ENERGY    OTHER ASSETS   SENSITIVE    SERVICES   MATERIALS    GOODS
---------   ----------    ----------   -------   ------    ------------   ---------    --------   ---------   -------
  18.15%      19.24%        15.28%      2.27%     6.84%       13.32%         1.79%       6.67%      4.95%      11.49%



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    23

                               MANAGER'S OVERVIEW

WESTCORE INTERNATIONAL SELECT FUND

FUND OBJECTIVE: Long-term growth of capital primarily through investments in international companies of any size selected for their growth potential.

"Our goal for the new Fund: To create a portfolio of the best, rapidly growing companies we can find, regardless of size or location."

         [PHOTO]

 /S/ MICHAEL W. GERDING, CFA

  Michael W. Gerding, CFA
  Portfolio Manager, Westcore
  International Select Fund

   We are pleased to report that the new Westcore International Select Fund was launched on November 1, 2000. The Fund is designed to invest, under normal conditions, at least 65% of the value of its total assets in 20-35 companies of any size, and will be focused on companies outside the U.S. that we believe to be in attractive industries and to have above average revenue and earnings growth potential.

   At the end of November, the first month for the Fund, we had holdings in 21 companies in 13 countries and over 10 industries. Because of the very difficult investing environment in November, we did not rush to invest the money in the fund, and in fact, at the end of the month, we held over 30% of the fund in cash equivalents. This is unusual, but we wanted to be very patient investing the proceeds of the Fund, believing that these difficult markets are providing us with an opportunity to get the Fund fully invested.

   The Fund is invested in a wide variety of companies ranging in size from less than $1 billion to over $100 billion, with an average market cap of just over $21 billion. Some of the largest holdings in the fund include Aventis, the French pharmaceutical and agricultural company, and Four Seasons, the Canadian operator of luxury hotels. Our largest industry weightings include pharmaceuticals, telecom service providers and consumer electronics. Within the consumer electronics industry, we have significant exposure to companies that are providing

--------------------------------------------------------------------------------
24            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

the technology for the next generation of interactive and smart television services, including Kudelski and NDS, the two leading providers of conditional access systems for cable and satellite TV providers in the world.

   As we move into 2001, we expect that markets will continue to wrestle with the economic implications of the high energy prices and higher interest rates that we've seen in 2000, and in turn what this potential economic slowdown will do to corporate profits. This is a worldwide phenomenon, as every region of the world has been faced with the same set of challenges. We believe that we need to continue to focus on finding those companies that have rapidly growing revenue and earnings. We will continue to intensively research companies, looking for that rapid growth and predictability. Our goal for the new Fund: To create a portfolio of the best, rapidly growing companies we can find, regardless of size or location.

COUNTRY BREAKDOWN AS OF NOVEMBER 30, 2000


COUNTRY                                          MARKET VALUE               %
----------------                                 ------------           --------
Argentina                                        $   236,800               2.02%
Australia                                            471,937               4.02%
Brazil                                               241,250               2.06%
Canada                                             1,468,015              12.52%
China                                                397,500               3.39%
Finland                                              513,000               4.37%
France                                             1,379,704              11.76%
Germany                                              389,984               3.32%
Ireland                                              781,875               6.67%
Italy                                                 66,741               0.57%
Japan                                                452,810               3.86%
Switzerland                                          232,746               1.98%
United Kingdom                                     1,209,233              10.31%
Cash Equivalents                                   3,887,818              33.15%
                                                 -----------             -------
                                                 $11,729,413             100.00%


--------------------------------------------------------------------------------
                                                                              25
                   1-800-392-CORE(2673) o www.westcore.com

                              MANAGER'S OVERVIEW


WESTCORE INTERNATIONAL SELECT FUND (WTISX)


TOTAL RETURNS


                                                                 SINCE INCEP.
PERIOD ENDED       6-MONTH    1-YEAR      5-YEAR      10-YEAR     11/1/00
------------       -------    ------      ------      -------   -------------
 11/30/00            N/A        N/A         N/A         N/A       (8.30)%
 12/31/00            N/A        N/A         N/A         N/A       (4.48)%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 11/1/00. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Investing in small-cap funds and/or concentrated funds can be more volatile and loss of principal could be greater than investing in large-cap or more diversified funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE INTERNATIONAL SELECT FUND, THE MSCI WORLD EX-US INDEX AND LIPPER INTERNATIONAL FUND INDEX

                 WESTCORE INTERNATIONAL SELECT FUND         MSCI WORLD EX-US INDEX          LIPPER INTERNATIONAL SMALL-CAP INDEX
                 ----------------------------------         ----------------------          ------------------------------------
      11/1/00                 $10,000.00                            $10,000.00                          $10,000.00
     11/30/00                 $ 9,170.00                            $ 9,587.00                          $ 9,578.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 11/1/00.

Lipper Index data provided by Lipper Analytical Services, Inc.


The MSCIWorld Ex-US Index is an unmanaged index that measures the performance of stocks across 23 developed markets, excluding the United States.

The Lipper International Fund Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies.

An investment cannot be made directly in an index.



--------------------------------------------------------------------------------
26            Semi-Annual Report November 30, 2000 (Unaudited)

                              MANAGER'S OVERVIEW

TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

AVENTIS SA (France) - produces pharmaceutical and agricultural products such as prescription drugs, vaccines, therapeutic proteins, diagnostic products, herbicides, insecticides, fungicides, animal medications and animal feeds

FOUR SEASONS HOTEL (Canada) - operates luxury hotels primarily under the Four Seasons and Regent brand names worldwide

ELAN CORP. PLC (Ireland) - a global pharmaceutical company providing both branded and generic drugs

NOKIA CORP. (Finland) - an international telecommunications company which develops and manufactures mobile phones and networks and systems for cellular and fixed networks

DIAGEO PLC (United Kingdom) - has operations in food, alcoholic beverages, fast food restaurants and property management

NDS GROUP PLC (Australia) - provides open solutions that enable the delivery of entertainment and information over digital broadcasting media and the Internet to televisions and personal computers

SONY CORP. (Japan) - develops and manufactures consumer and industrial electronic equipment

CHINA MOBILE HK LTD. (China) - one of China's largest mobile phone companies

MLP AG (Germany) - offers securities brokerage, life and non-life insurance, and asset management and banking services

VIVENDI SA (France) - offers public services and construction services

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 42.22%


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                                                      SHORT-TERM
                                                      INVESTMENTS
CONSUMER                            CONSUMER           AND NET        CREDIT     BASIC     CAPITAL
CYCLICALS   HEALTHCARE  TECHNOLOGY  STAPLES   ENERGY  OTHER ASSETS   SENSITIVE  MATERIALS  GOODS
---------   ----------  ----------  --------  ------  ------------   ---------  ---------  -------
  8.93%       13.65%      26.51%     4.27%     2.52%    33.14%        3.32%      5.08%     2.58%




--------------------------------------------------------------------------------
                                                                              27

                   1-800-392-CORE(2673) o www.westcore.com

                               MANAGER'S OVERVIEW

WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: Long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

"The good news about this correction is that investors have begun to pay attention to valuation measures again."

           [PHOTO]

/s/ CHARLOTTE T. PETERSEN, CFA

  Charlotte T. Petersen, CFA
      Portfolio Manager,
   Westcore Blue Chip Fund

   For the six months ended November 30, 2000, Westcore Blue Chip Fund's total return was -3.06%. The Fund outperformed the S&P 500's total return of -6.95% and underperformed the Lipper Multi-Cap Value Index which returned 2.01%.

   It was a difficult period for the stock market as investors struggled with higher interest rates, slowing economic growth (some fear a recession) and the uncertainty of the presidential election. We were pleased we were able to outperform the S&P 500 Index. The two largest contributors to performance were the Credit Sensitive sector and the Healthcare sector, where our return benefited from both strong stock selection and overweightings relative to our benchmark. Credit Sensitive stocks did well as investors began to believe the Federal Reserve had finished raising interest rates and would lower them in the first quarter of 2001. Our emphasis on insurance companies and companies with low credit risk was beneficial. The list of strong performers for the portfolio includes MetLife, ACE Limited, XL Capital, Washington Mutual and Federal Home Loan Mortgage Corp. Healthcare stocks did well because investors see this sector as defensive and because pricing is improving for healthcare services companies such as hospitals. Relative to the S&P 500 Index, we have exposure to pharmaceutical stocks; however, we favor the healthcare services stocks more within Healthcare and this has been positive to performance. Leading the way in Healthcare were services companies Omnicare and Tenet Healthcare. The sector that gave us trouble in the last six months was Technology. It has been tough to avoid earnings disappointments but we have been underweighted relative to our benchmark, which has been the right decision.

--------------------------------------------------------------------------------
28            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

   We've recently increased our exposure to the media/publishing/cable industry through holdings in Westwood One, Viacom, USA Networks and Charter Communications. The stocks are well off their highs as investors have worried about the advertising market due to a decline in dot.com advertising and lower ad spending following the Olympics and the presidential election. However, these stocks typically do very well when interest rates begin to decline. Additionally, the advertising market appears much more stable than investors are giving it credit for. We think the combination of low valuations and steady growth will cause the stock prices to rise meaningfully.

   While we might continue to see volatility in the market, I think the worst of the decline is behind us. The good news about this correction is that investors have begun to pay attention to valuation measures again. This is an important and positive environmental change for the Westcore Blue Chip Fund because of our value orientation. I am optimistic about the prospects for the Fund and our strategy of looking for value among large, well-established U.S. companies with a catalyst for unlocking that value.


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    29

                              MANAGER'S OVERVIEW

WESTCORE BLUE CHIP FUND (WTMVX)

AVERAGE ANNUAL TOTAL RETURNS


                                                              SINCE INCEP.
PERIOD ENDED       6-MONTH*   1-YEAR    5-YEAR      10-YEAR     6/1/88
------------       -------    ------    ------      -------   ------------
 11/30/00          (3.06)%     1.03%    13.55%      16.28%      13.22%
 12/31/00           3.83%      0.56%    14.57%      15.89%      13.55%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE BLUE CHIP FUND, THE S&P 500 INDEX AND LIPPER MULTI-CAP VALUE INDEX

                           WESTCORE BLUE CHIP FUND        S&P 500 INDEX         LIPPER MULTI-CAP VALUE INDEX
                           -----------------------        -------------         ----------------------------
       JUN-88                   $ 10,000.00                $ 10,000.00                   $ 10,000.00
       NOV-88                   $ 10,002.00                $ 10,451.00                   $ 10,494.00
       NOV-89                   $ 12,230.00                $ 13,675.00                   $ 12,912.00
       NOV-90                   $ 11,548.00                $ 13,199.00                   $ 11,764.00
       NOV-91                   $ 14,505.00                $ 15,887.00                   $ 14,061.00
       NOV-92                   $ 16,417.00                $ 18,822.00                   $ 16,732.00
       NOV-93                   $ 18,233.00                $ 20,720.00                   $ 18,955.00
       NOV-94                   $ 18,521.00                $ 20,935.00                   $ 19,266.00
       NOV-95                   $ 25,496.00                $ 28,667.00                   $ 25,079.00
       NOV-96                   $ 31,998.00                $ 36,650.00                   $ 30,912.00
       NOV-97                   $ 40,179.00                $ 47,096.00                   $ 38,285.00
       NOV-98                   $ 44,129.00                $ 58,238.00                   $ 40,992.00
       NOV-99                   $ 47,668.00                $ 70,416.00                   $ 43,160.00
       NOV-00                   $ 48,159.00                $ 67,430.00                   $ 45,681.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Analytical Services, Inc.


The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds will generally have between 25% to 75% of their assets invested in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
30            Semi-Annual Report November 30, 2000 (Unaudited)

                              MANAGER'S OVERVIEW

TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

* PHILIP MORRIS COMPANIES INC. (MO) - manufactures and sells a variety of consumer products including tobacco products, packaged foods, such as cheese, processed meat products, coffee, and grocery products

* WASHINGTON MUTUAL INC. (WM) - a financial services company that provides a diversified line of products and services to consumers and small to mid-sized businesses

* ABBOTT LABORATORIES (ABT) - discovers, develops, manufactures, and sells a broad and diversified line of health care products and services

- CITIGROUP INC. (C) - a diversified financial services holding company that provides a broad range of financial services

* SCHERING-PLOUGH CORP. (SGP) - a worldwide pharmaceutical company that discovers and markets new therapies and treatment programs

* BRISTOL-MYERS SQUIBB CO. (BMY) - a diversified worldwide health and personal care company that manufactures medicines and other products

* FEDERAL HOME LOAN MORTGAGE CORP. (FRE) - a corporation established by the United States Congress to create a continuous flow of funds to mortgage lenders

* TENET HEALTHCARE CORP. (THC) - owns or operates general hospitals and related health care facilities

- GENERAL DYNAMICS CORP. (GD) - manufactures and supplies defense systems to the United States government and its allies

* XL CAPITAL LTD. - CLASS A (XL) - provides general liability, directors and officers liability, professional liability and excess property insurance coverage

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 29.22%

+     denotes a percentage increase in holding since last report

-     denotes a percentage decrease in holding since last report

*     denotes new top ten holding since last report


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                                                        SHORT-TERM
                                                        INVESTMENTS
CONSUMER                              CONSUMER           AND NET       CREDIT               BASIC     CAPITAL
CYCLICALS    HEALTHCARE  TECHNOLOGY   STAPLES   ENERGY  OTHER ASSETS  SENSITIVE  SERVICES  MATERIALS   GOODS
---------    ----------  ----------   -------   ------  ------------  ---------  --------  ---------  -------
  12.59%       13.80%      11.97%      3.99%     7.22%    8.64%         33.90%     1.44%    1.87%     4.58%


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    31

                               MANAGER'S OVERVIEW

WESTCORE MID-CAP OPPORTUNITY FUND

FUND OBJECTIVE: Long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

"I believe this return to value investing will be here for a long time to come."

        [PHOTO]

/s/ CHRISTIANNA WOOD, CFA

   Christianna Wood, CFA
Portfolio Manager, Westcore
  Mid-Cap Opportunity Fund

   For the six months ended November 30, 2000, the total return for the Westcore Mid-Cap Opportunity Fund was -4.14%. The total returns for the Russell Midcap Index and the Lipper Mid-Cap Value Index were -1.47% and 0.01%, respectively, for the same period. It is important to point out that much of our underperformance was due to a very difficult November, as evidenced by the one-year total return of 9.07% for the period ended November 30, 2000. This compares favorably with the total returns for the Russell Midcap Index and the Lipper Mid-Cap Value Index of 9.45% and 8.44%, respectively, for the same period.

   Our exposure to technology hurt us in the last six months, with disappointments in companies such as Gateway and Antec. In the past, it has been extremely difficult to find good value companies in the technology sector. Another factor that hurt us was our exposure to the weak Euro. Companies we owned that do business abroad, such as Lexmark, suffered when the European currency was devalued because that negatively affected the translation of their earnings back into U.S. dollars.

   Overweighted areas in the Fund that have performed well are energy, due to higher oil and gas prices, finance, due to strong pricing trends in the property and casualty insurance industry, and defense, due to strong backlogs for defense procurement.

--------------------------------------------------------------------------------
32            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

   Healthcare services companies such as Caremark and Omnicare have performed extremely well for us in the last six months. These companies manage the prescription benefit for third party providers. Caremark is interesting because it has successfully turned its business around. With a new management team, Caremark was able to move away from an unprofitable physician practice management business into two new businesses--prescription benefit management and chronic disease category management for HMOs. Omnicare is a long-term holding in our portfolio that manages prescriptions for nursing homes.

   I am optimistic about the prospects for value investing. We have a great team doing the research and investing on behalf of the Westcore Mid-Cap Opportunity Fund and we own a lot of exciting stocks in the portfolio. With the recent dramatic correction of the highly priced growth stocks, reasonable valuations and fundamentals matter once more. I believe this return to value investing will be here for a long time to come. We will continue to seek strong businesses at attractive valuations to capitalize on the significant opportunities the current environment presents.




--------------------------------------------------------------------------------
33                 1-800-392-CORE(2673) o www.westcore.com

                               MANAGER'S OVERVIEW

WESTCORE MID-CAP OPPORTUNITY FUND (WTMCX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEP.
PERIOD ENDED       6-MONTH*   1-YEAR      5-YEAR      10-YEAR    10/1/98
------------       --------   ------      ------      -------   ------------
 11/30/00          (4.14)%     9.07%        N/A         N/A       17.90%
 12/31/00           7.76%     16.29%        N/A         N/A       24.11%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/98. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE MID-CAP OPPORTUNITY FUND, THE RUSSELL MIDCAP INDEX
AND LIPPER MID-CAP VALUE INDEX

                    WESTCORE MID-CAP          RUSSELL             LIPPER MID-CAP
                    OPPORTUNITY FUND        MIDCAP INDEX         OPPORTUNITY FUND
                    ----------------        ------------         ----------------
       OCT-98        $ 10,000.00             $ 10,000.00           $ 10,000.00
       NOV-98        $ 10,890.00             $ 11,187.00           $ 10,990.00
       NOV-99        $ 12,730.00             $ 13,417.00           $ 11,991.00
       NOV-00        $ 13,885.00             $ 14,684.00           $ 13,003.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 10/1/98.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) of below 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
34            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

+ SYBRON INTERNATIONAL CORP. (SYB) - manufactures laboratory and dental supply products worldwide

* LITTON INDUSTRIES INC. (LIT) - supplies advanced electronics and information systems and is engaged in the design, construction, conversion, repair and modernization of various types of ocean-going vessels for the military and commercial markets

* CAREMARK RX INC. (CMX) - provides prescription benefit management, therapeutic pharmaceutical services and associated disease management programs

* WESTWOOD ONE INC. (WON) - supplies radio television stations with information services and programming * Reinsurance Group of America (RGA) - provides life insurance in North America and through branch offices around the world

* UST INC. (UST) - produces and markets smokeless tobacco products, including Copenhagen, Skoal, and Red Seal

+ TENET HEALTHCARE CORP. (THC) - owns or operates general hospitals and related health care facilities

* XL CAPITAL LTD. - CLASS A (XL) - provides general liability, directors and officers liability, professional liability and excess property insurance coverage

* CMS ENERGY CORP. (CMS) - provides energy services and develops, owns and operates energy facilities around the world

*    PG&E CORP. (PCG) - provides energy services throughout America

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 27.01%

+    denotes a percentage increase in holding since last report

-    denotes a percentage decrease in holding since last report

*    denotes new top ten holding since last report
--------------------------------------------------------------------------------

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                                                                SHORT-TERM
                                                               INVESTMENTS
CONSUMER                               CONSUMER                  AND NET         CREDIT                      BASIC      CAPITAL
CYCLICALS    HEALTHCARE   TECHNOLOGY   STAPLES     ENERGY      OTHER ASSETS     SENSITIVE      SERVICES    MATERIALS     GOODS
---------    ----------   ----------   -------     ------      ------------     ---------      --------    ---------    -------
 17.47%       12.69%        10.34%      5.95%       5.56%          2.45%          29.31%         6.07%       2.45%       7.71%


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    35

                               MANAGER'S OVERVIEW


WESTCORE SMALL-CAP OPPORTUNITY FUND

FUND OBJECTIVE: Long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.

"As we approach 2001, I believe the environment for small-cap value investing is excellent."

[PHOTO OF CHRISTIANNA WOOD]

/s/ CHRISTIANNA WOOD

Christianna Wood, CFA
Portfolio Manager, Westcore
Small-Cap Opportunity Fund

   I am pleased to report that for the six-month period ended November 30, 2000, the Westcore Small-Cap Opportunity Fund posted very good absolute and relative performance, with a total return of 8.05%. In comparison, the Russell 2000 Index's return was -5.77% and the Lipper Small-Cap Value Index returned 4.58%. The Fund benefited from strong stock selection as well as overweightings in better performing sectors such as healthcare, energy, finance and defense.

   Healthcare service companies such as Caremark and Omnicare have performed extremely well for us in the last six months. These companies manage the prescription benefit for third party providers. Caremark is interesting because it has successfully turned its business around. With a new management team, Caremark was able to move away from an unprofitable physician practice management business into two new businesses--prescription benefit management and chronic disease category management for HMOs. Omnicare is a long-term holding in our portfolio that manages prescriptions for nursing homes.

   Other overweight areas in the Fund that have performed well are energy, due to higher oil and gas prices, finance, due to strong pricing trends in the property and casualty insurance industry, and defense, due to strong backlogs for defense procurement.




--------------------------------------------------------------------------------
36            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

   Our decision to stay underweight in technology has also benefited the portfolio. We went through a very unusual period from the fourth quarter of 1998 through March 10, 2000, during which valuations on technology stocks soared to unprecedented levels, partly due to the spending in anticipation of Y2K. Many technology companies reached unsustainable levels of growth. We are now back to a more normal environment where valuations and fundamentals matter, which is very good news for value investors.

   As we approach 2001, I believe the environment for small-cap value investing is excellent. Value investors are enjoying a return to more reasonable valuations and will benefit from the interest rate cut in the first quarter of 2001. With regard to small-cap stocks, I believe we are at an interesting juncture in history. We have just finished our first year out of an extended period (almost six years) of out-performance of large-cap stocks. Small-cap stocks are still priced very cheaply and we are just beginning to see a valuation upward.

   I have a great deal of confidence in the people on our investing team and their ability to capitalize on the positive environment we are experiencing. We believe we have disciplines and processes in place to help us achieve our goal of sustaining good performance going forward.


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    37

                               MANAGER'S OVERVIEW

WESTCORE SMALL-CAP OPPORTUNITY FUND (WTSCX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEP.
PERIOD ENDED      6-MONTH*    1-YEAR      5-YEAR      10-YEAR    12/28/93
------------      --------    ------      ------      -------   ------------
 11/30/00           8.05%     14.92%       8.96%        N/A       10.19%
 12/31/00          15.51%     19.99%      10.83%        N/A       11.70%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/28/93. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

Investing in small-cap funds and/or concentrated funds can be more volatile and loss of principal could be greater than investing in large-cap or more diversified funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SMALL-CAP OPPORTUNITY FUND, THE RUSSELL 2000 INDEX AND LIPPER SMALL-CAP VALUE INDEX

                     WESTCORE SMALL-CAP                           LIPPER SMALL-CAP
                      OPPORTUNITY FUND      RUSSELL 2000 INDEX      VALUE INDEX
                     ------------------     ------------------    ----------------
       DEC-93          $ 10,000.00            $ 10,000.00          $ 10,000.00
       NOV-94          $  9,882.00            $  9,562.00          $  9,838.00
       NOV-95          $ 12,749.00            $ 12,286.00          $ 11,910.00
       NOV-96          $ 15,853.00            $ 14,321.00          $ 14,080.00
       NOV-97          $ 20,496.00            $ 17,673.00          $ 18,316.00
       NOV-98          $ 19,090.00            $ 16,503.00          $ 16,928.00
       NOV-99          $ 17,048.00            $ 19,089.00          $ 16,989.00
       NOV-00          $ 19,591.00            $ 18,976.00          $ 18,941.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 12/28/93.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Lipper Small-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

An investment cannot be made directly in an index.



--------------------------------------------------------------------------------
38            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF NOVEMBER 30, 2000

* LITTON INDUSTRIES INC. (LIT) - supplies advanced electronics and information systems and is engaged in the design, construction, conversion, repair and modernization of various types of ocean-going vessels for the military and commercial markets

* CAREMARK RX INC. (CMX) - provides prescription benefit management, therapeutic pharmaceutical services and associated disease management programs

* SYBRON INTERNATIONAL CORP. (SYB) - manufactures laboratory and dental supply products worldwide

+ OMNICARE INC. (OCR) - provides professional pharmacy-related consulting, and data management services

+ EARTHGRAINS CO. (EGR) - an international manufacturer of packaged fresh bread and baked goods and refrigerated dough products

* WESTWOOD ONE INC. (WON) - supplies radio television stations with information services and programming

* QUESTAR CORP. (STR) - an integrated energy services holding company which operates through its market resources and regulated services divisions

+ OCEAN ENERGY INC. (OEI) - explores and develops crude oil and natural gas properties

* BANK UNITED CORP. - Class A (BNKU) - provides financial services to consumers and businesses in Texas and other selected regional markets throughout the United States

* ASTORIA FINANCIAL CORP. (ASFC) - holding company for Astoria Federal Savings and Loan Association which operates full-service banking offices around New York

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 24.25%

+    denotes a percentage increase in holding since last report

-    denotes a percentage decrease in holding since last report

*    denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                                                          SHORT-TERM
                                                          INVESTMENTS
CONSUMER                              CONSUMER             AND NET        CREDIT                  BASIC      CAPITAL
CYCLICALS  HEALTHCARE  TECHNOLOGY     STAPLES   ENERGY   OTHER ASSETS   SENSITIVE    SERVICES    MATERIALS    GOODS
---------  ----------  ----------     -------   ------   ------------   ---------    --------    ---------   -------
12.49%        11.80%     11.35%        4.47%     5.22%      5.25%         30.54%       6.82%       3.90%      8.16%



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    39

                               MANAGER'S OVERVIEW

WESTCORE FLEXIBLE INCOME FUND
FORMERLY WESTCORE LONG-TERM BOND FUND

FUND OBJECTIVE: Long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.

"The changes we've made to the Fund position us to take better advantage of opportunities as they arise in the marketplace..."

[PHOTO OF JEROME R. POWERS]

/s/ JEROME R. POWERS

Jerome R. Powers, CFA
Co-Portfolio Manager,
Westcore Flexible Income Fund

[PHOTO OF ALEX W. LOCK]

/s/ ALEX W. LOCK

Alex W. Lock
Co-Portfolio Manager,
Westcore Flexible Income Fund

   The Westcore Flexible Income Fund's total return for the six-months ended November 30, 2000 was 5.12% compared to the Lehman Brothers Aggregate Bond Index of 7.59% and the Lipper Corporate Debt BBB Index of 5.78%. We restructured the Fund October 1, 2000 and this was a period of transition. To benefit our shareholders going forward, we shortened the portfolio's average maturity and duration and reduced our holdings in government securities. The transactions occurred in a market environment that adversely affected our performance in this period as compared to our indexes.

   Other changes to the Fund include the ability to purchase bonds rated below investment-grade, and income-producing equities. Our objective is to identify those securities that offer high income, yet are strong fundamentally. We are enthusiastic about this change because it allows us to add value through our credit research capabilities. Additionally, effective October 1, 2000, the expense ratio decreased from .95% to .85%,* which is good news to investors, as more of the yield can be passed through to our shareholders.





40            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

   We have two significant themes in the portfolio right now. We are heavily overweighted in the transportation area where we are emphasizing high-quality enhanced equipment trust certificates (EETCs). The issuing company's operating equipment backs these securities, so in effect, we are buying airline bonds backed by airplanes and not just the airlines themselves. We are also emphasizing Real Estate Investment Trusts (REITs) in the portfolio. These securities add significantly to our yield; however, they help protect on the downside because they generally have covenants restricting the REIT from borrowing beyond a certain percentage of its asset value.

   For the first time, due to the changes in the Fund, we have added income-producing equities to the portfolio. We currently own two equities within the REITs sector--one specializing in the lodging industry and the other in the forest and timber industry. Like corporate bonds, equities give us the opportunity to emphasize good bottom-up analysis of the companies behind the securities.

   We believe that the yields currently available on corporate bonds are attractive. The Federal Reserve has started to lower short-term rates and we believe it is intent on limiting a slowdown in the economy. Longer term interest rates have already decreased significantly, so a more stable interest rate environment could be in store for 2001. The changes we've made to the fund position us to take better advantage of opportunities as they arise in the marketplace and allow the Fund to benefit more fully from our Fixed Income team's research intensive credit work.


* The Fund's Advisor and Administrators contractually agreed to waive and/or reimburse expenses until at least May 31, 2001, so that total expenses will be no more than .85%. You will be notified if this policy changes in the future.



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    41

                               MANAGER'S OVERVIEW

WESTCORE FLEXIBLE INCOME FUND (WTLTX)


AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEP.
PERIOD ENDED       6-MONTH*   1-YEAR      5-YEAR      10-YEAR     6/1/88
------------       --------   ------      ------      -------   ------------
 11/30/00           5.12%      7.33%       5.39%       8.65%       8.90%
 12/31/00           4.50%     10.70%       5.22%       8.63%       8.99%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE FLEXIBLE INCOME FUND, THE LEHMAN BROTHERS AGGREGATE BOND INDEX, LEHMAN BROTHERS LONG-TERM GOVERNMENT/CREDIT BOND INDEX AND LIPPER CORPORATE DEBT BBB INDEX

                  WESTCORE FLEXIBLE        LEHMAN BROTHERS          LEHMAN BROTHERS LONG-TERM             LIPPER CORPORATE
                    INCOME FUND          AGGREGATE BOND INDEX     GOVERNMENT/CORPORATE BOND INDEX          DEBT BBB INDEX
                  -----------------      --------------------     -------------------------------         -----------------
       JUN-88       $ 10,000.00             $ 10,000.00                  $ 10,000.00                        $ 10,000.00
       NOV-88       $ 10,581.00             $ 10,513.00                  $ 10,721.00                        $ 10,514.00
       NOV-89       $ 12,256.00             $ 12,026.00                  $ 12,413.00                        $ 11,644.00
       NOV-90       $ 12,669.00             $ 12,929.00                  $ 13,019.00                        $ 12,219.00
       NOV-91       $ 14,773.00             $ 14,792.00                  $ 15,337.00                        $ 14,008.00
       NOV-92       $ 16,426.00             $ 16,103.00                  $ 17,104.00                        $ 15,457.00
       NOV-93       $ 19,396.00             $ 17,858.00                  $ 19,765.00                        $ 17,605.00
       NOV-94       $ 17,880.00             $ 17,311.00                  $ 18,467.00                        $ 16,834.00
       NOV-95       $ 22,347.00             $ 20,367.00                  $ 23,420.00                        $ 20,001.00
       NOV-96       $ 23,501.00             $ 21,599.00                  $ 25,005.00                        $ 21,401.00
       NOV-97       $ 25,853.00             $ 23,688.00                  $ 27,356.00                        $ 23,126.00
       NOV-98       $ 29,010.00             $ 25,924.00                  $ 30,307.00                        $ 24,712.00
       NOV-99       $ 27,075.00             $ 25,911.00                  $ 28,840.00                        $ 24,534.00
       NOV-00       $ 29,060.00             $ 28,261.00                  $ 32,327.00                        $ 25,874.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. Westcore Flexible Income Fund's relative index has changed from the Lehman Brothers Long-Term Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index due to the change in the Fund's objective effective 10/1/00.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The Lehman Brothers Long-Term Government/Credit Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Long-term indices include bonds with maturities of ten years or longer.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

An investment cannot be made directly in an index.



--------------------------------------------------------------------------------
42            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

TOP 10 FIXED-INCOME HOLDINGS AS OF NOVEMBER 30, 2000

*    FORD MOTOR CREDIT CO., 7.875%, 06/15/2010

+    AMR CORP., 10.00%, 04/15/2021

+    PROPERTY TRUST OF AMERICA, 6.875%, 02/15/2008

*    PARK PLACE ENTERTAINMENT CORP., 8.50%, 11/15/2006

*    TENET HEALTHCARE CORP., 8.625%, 01/15/2007

*    ROUSE CO., 8.50%, 01/15/2003

*    RAYTHEON CO., 6.50%, 07/15/2005

*    ERP OPERATING LTD. PARTNERSHIP, 7.57%, 08/15/2026

*    HILTON HOTELS CORP., 7.95%, 04/15/2007

*    NEW PLAN REALTY TRUST, 7.75%, 04/06/2005

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 51.84%

+    denotes a percentage increase in holding since last report

-    denotes a percentage decrease in holding since last report

*    denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILES AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                                  [PIE CHART]

FINANCIALS/                                    SHORT-TERM INVESTMENTS
  REITS      INDUSTRIAL    TRANSPORTATION        AND NET OTHER ASSETS
-----------  ----------    --------------      ----------------------
  46.35%       24.64%          25.58%                  3.43%

                                  [PIE CHART]

                                                 SHORT-TERM
                                                 INVESTMENTS
CORPORATE        COMMON        PREFERRED          AND NET
  BONDS          STOCK          STOCK           OTHER ASSETS
---------        ------        ---------        ------------
  95.36%          0.82%         0.39%              3.43%



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    43

                               MANAGER'S OVERVIEW

WESTCORE PLUS BOND FUND
FORMERLY WESTCORE INTERMEDIATE-TERM BOND FUND

FUND OBJECTIVE: Long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.

"We believe the fund is well-structured as we move into the new year."

[PHOTO OF JEROME R. POWERS]

/s/ JEROME R. POWERS

Jerome R. Powers, CFA
Co-Portfolio Manager,
Westcore Plus Bond Fund

[PHOTO OF GLEN T. CAHILL]

/s/ GLEN T. CAHILL

Glen T. Cahill, CFA
Co-Portfolio Manager,
Westcore Plus Bond Fund

   The Westcore Plus Bond Fund's total return for the six months ended November 30, 2000 was 7.42%--a number that compares fairly evenly to our benchmark indexes. The Lehman Brothers Aggregate Bond Index returned 7.59% and the Lipper Intermediate Investment Grade Debt Index returned 7.16% for the same period. We are pleased with this performance, especially compared with the performance of the equity markets during this time frame.

   During this time, we transitioned the Fund from an intermediate-term portfolio to more of a core fund, resulting in a lengthening in average maturity of about two years. While we still emphasize corporate bonds, we can now invest in bonds rated below investment grade. We believe there are significant opportunities to find bonds just below the "investment grade" category that have the potential to add significantly to our yield. We can add value here through our research processes to seek the highest quality of the high-yield securities issued by sound companies with strong fundamentals and what it takes to be survivors in both weak and strong economies. It is important to point out that we are not significantly lowering the average quality of the




--------------------------------------------------------------------------------
44            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

portfolio. The Fund is allowed to invest up to 25% in high yield/high risk securities, and currently we are 5% invested here. The portfolio is well diversified, which helps to minimize credit risk.

   Another important change to mention is the lower expense ratio, down from .85% to .55%* effective October 1, 2000. This is significant, as it will allow us to pass more of the total return through to our shareholders.

   Currently, our largest sector weighting is in REITS--Real Estate Investment Trusts. Transportation securities, where we are emphasizing high-quality enhanced equipment trust certificates (EETCs) are our second largest exposure. The issuing company's operating equipment backs these securities, so in effect, we are buying airline bonds backed by airplanes and not just the airlines themselves. We have also added to our holdings of mortgage-backed securities, and added securities with longer maturities.

   We believe the Fund is well-structured as we move into the new year. The economy may continue to slow, but we are confident in our credit analysis and optimistic about the Federal Reserve's desire and ability to limit the severity. The Federal Reserve has already started to lower short-term rates and we believe a more stable interest rate environment could be in store for 2001. The changes we've made to the Fund position us to take better advantage of opportunities as they arise in the marketplace and allow the Fund to benefit more fully from our Fixed Income team's research intensive credit work.


* The Fund's Advisor and Administrators contractually agreed to waive and/or reimburse expenses until at least May 31, 2001, so that total expenses will be no more than .55%. You will be notified if this policy changes in the future.





--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    45

                               MANAGER'S OVERVIEW

WESTCORE PLUS BOND FUND (WTIBX)

AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEP.
PERIOD ENDED       6-MONTH*   1-YEAR      5-YEAR       10-YEAR    6/1/88
------------       --------   ------      ------       -------  ------------
 11/30/00           7.42%      8.21%       5.66%       7.56%       7.26%
 12/31/00           7.21%     10.34%       5.79%       7.62%       7.36%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE PLUS BOND FUND, THE LEHMAN BROTHERS AGGREGATE BOND INDEX, LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CREDIT BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX

                     WESTCORE PLUS           LEHMAN BROTHERS         LEHMAN BROTHERS INTERMEDIATE-TERM       LIPPER INTERMEDIATE
                       BOND FUND           AGGREGATE BOND INDEX      GOVERNMENT/CORPORATE BOND INDEX     INVESTMENT GRADE DEBT INDEX
                     -------------         --------------------      ---------------------------------   ---------------------------
       JUN-88        $ 10,000.00               $ 10,000.00                     $ 10,000.00                      $ 10,000.00
       NOV-88        $ 10,352.00               $ 10,513.00                     $ 10,407.00                      $ 10,514.00
       NOV-89        $ 11,530.00               $ 12,026.00                     $ 11,743.00                      $ 11,644.00
       NOV-90        $ 11,599.00               $ 12,929.00                     $ 12,502.00                      $ 12,179.00
       NOV-91        $ 13,743.00               $ 14,792.00                     $ 14,408.00                      $ 13,906.00
       NOV-92        $ 14,955.00               $ 16,103.00                     $ 15,734.00                      $ 15,153.00
       NOV-93        $ 16,533.00               $ 17,858.00                     $ 17,646.00                      $ 16,827.00
       NOV-94        $ 16,009.00               $ 17,311.00                     $ 17,203.00                      $ 16,294.00
       NOV-95        $ 18,256.00               $ 20,367.00                     $ 20,315.00                      $ 18,924.00
       NOV-96        $ 19,251.00               $ 21,599.00                     $ 21,603.00                      $ 20,014.00
       NOV-97        $ 20,539.00               $ 23,688.00                     $ 23,009.00                      $ 21,383.00
       NOV-98        $ 21,995.00               $ 25,924.00                     $ 24,967.00                      $ 23,177.00
       NOV-99        $ 22,226.00               $ 25,911.00                     $ 25,204.00                      $ 23,156.00
       NOV-00        $ 24,051.00               $ 28,261.00                     $ 27,160.00                      $ 24,985.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. Westcore Plus Bond Fund's relative index has changed from the Lehman Brothers Intermediate-Term Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index due to the change in the Fund's objective effective 10/1/00.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The Lehman Brothers Intermediate-Term Government/Credit Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Intermediate-term indices include bonds with maturities up to ten years.

Lipper Intermediate Investment Grade Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification. This classification consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Note: For the time period 6/1/88 - 11/30/89, the Lipper Intermediate Investment Grade Index was not in existence. Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable Lipper Index for this time period.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. An investment cannot be made directly in an index.




--------------------------------------------------------------------------------
46            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

TOP 10 FIXED-INCOME HOLDINGS AS OF NOVEMBER 30, 2000

+    U.S. TREASURY BONDS & NOTES

*    FHLMC GOLD POOL, #C43530, 7.50%, 10/01/2030

*    FHLMC GOLD POOL, #C42140, 7.00%, 09/01/2030

-    FHLMC GOLD POOL, #G00336, 6.00%, 10/01/2024

*    FHLMC GOLD POOL, #C01008, 7.00%, 06/01/2030

-    TIME WARNER ENTERTAINMENT CO., 9.625%, 05/01/2002

-    FNMA POOL, #524784, 7.00%, 01/01/2030

-    WEINGARTEN REALTY INVESTORS, 7.22%, 06/01/2005

-    NEW PLAN REALTY TRUST, 7.75%, 04/06/2005

-    KIMCO REALTY CORP., 6.83%, 11/14/2005

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 40.20%

+    denotes a percentage increase in holding since last report

-    denotes a percentage decrease in holding since last report

*    denotes new top ten holding since last report

~ Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of November 30, 2000.

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                           ASSET-BACKED,
                           COLLATERALIZED
                             MORTGAGE                                                                  U.S.
                           OBLIGATIONS &                                                             GOVERNMENT
SHORT-TERM INVESTMENTS     MORTGAGE-BACKED                                                           AGENCIES &
AND NET OTHER ASSETS        SECURITIES        FINANCIAL   UTILITIES   TRANSPORTATION  INDUSTRIAL     TREASURIES
--------------------       ---------------    ---------   ---------   --------------  ----------     ----------
       3.32%                  32.03%            27.49%      1.96%         8.68%         12.95%         13.57%



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    47

                               MANAGER'S OVERVIEW

WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: Income exempt from both federal and colorado state personal income taxes by emphasizing insured colorado municipal bonds with intermediate maturities.

"Our emphasis on higher quality, more liquid issues has benefited the Fund in a period of economic uncertainty, interest rate concerns and stock market anxiety."

[PHOTO OF THOMAS B. STEVENS]

/s/ THOMAS B. STEVENS

Thomas B. Stevens, CFA
Portfolio Manager, Westcore
Colorado Tax-Exempt Fund

   For the six months ended November 30, 2000, the total return for the Westcore Colorado Tax-Exempt Fund was 6.02%. This compares well with the Lehman Brothers 10-Year Municipal Bond Index at 6.91% and the Lipper Intermediate Municipal Debt Index at 5.56% for the same period.

   Our performance has been good on an absolute basis due both to a decision on our part to extend the duration of the portfolio and to good issue and security selection. Our emphasis on higher quality, more liquid issues has benefited the fund in a period of economic uncertainty, interest rate concerns and stock market anxiety. Our shareholders may have read about other municipal bond funds investing in high yield/high risk bonds with poor liquidity, and consequently having redemption problems should the need occur that such securities must be sold. I believe it is important to note that our commitment to finding high-quality, highly liquid bonds hasn't wavered and we have not experienced such a problem and do not expect to.

   During the last six months, we have emphasized high quality issues such as water, sewer and school district bonds. We have de-emphasized housing, hospital, industrial revenue bonds and bonds of lower quality. We have begun to buy bonds in "block-size"--purchases of $500,000 to $1 million in one issue, which enhances the liquidity of the portfolio. We are also stressing higher coupon bonds and we've begun to extend the average maturity and average duration of the Fund over the last six-months.




--------------------------------------------------------------------------------
48            Semi-Annual Report November 30, 2000 (Unaudited)

                               MANAGER'S OVERVIEW

   The period before this report was difficult due to rising interest rates, which put pressure on the municipal market. During this reporting period, interest rates stabilized, and the belief was the Federal Reserve would no longer raise rates, and most probably lower them early in the first quarter of 2001. This worked to the municipal bond market's benefit. The volatility we witnessed in the equity market also worked to our benefit as investors redeemed their equity holdings during a period of declining equity prices and moved them into the safer harbor of municipal bonds. I am pleased to note that we have seen inflows into our Fund over the last six months when many other municipal bond funds have experienced outflows.

   The Colorado economy continues to exhibit good growth--better than the national average. It is well diversified between oil, telecommunications and tourism and we believe the year 2001 will show continued growth. As we move into 2001, our Fund will continue to emphasize the higher quality, insurance backed, and escrowed to maturity type bonds, all of which generally maintain their desirability during periods of volatility. And as always, our basic philosophy is to avoid taxes for our shareholders, both in the form of capital gains taxes and the alternative minimum tax.




--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    49

                               MANAGER'S OVERVIEW

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)


AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEP.
PERIOD ENDED       6-MONTH*   1-YEAR      5-YEAR      10-YEAR      6/1/91
------------       --------   ------      ------      -------   ------------
 11/30/00           6.02%      6.24%       4.44%        N/A        5.77%
 12/31/00           5.72%      9.02%       4.73%        N/A        5.95%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/91. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE COLORADO TAX-EXEMPT FUND, THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT INDEX

                           WESTCORE COLORADO         LEHMAN BROTHERS 10-YEAR           LIPPER INTERMEDIATE
                            TAX-EXEMPT FUND            MUNICIPAL BOND INDEX            MUNICIPAL DEBT INDEX
                           -----------------         -----------------------           --------------------
       JUN-91                $ 10,000.00                    $ 10,000.00                   $ 10,000.00
       NOV-91                $ 10,405.00                    $ 11,003.00                   $ 10,441.00
       NOV-92                $ 11,384.00                    $ 12,099.00                   $ 11,369.00
       NOV-93                $ 12,408.00                    $ 13,515.00                   $ 12,406.00
       NOV-94                $ 12,007.00                    $ 12,912.00                   $ 11,987.00
       NOV-95                $ 13,713.00                    $ 15,307.00                   $ 13,642.00
       NOV-96                $ 14,426.00                    $ 16,173.00                   $ 14,313.00
       NOV-97                $ 15,241.00                    $ 17,314.00                   $ 15,139.00
       NOV-98                $ 16,285.00                    $ 18,718.00                   $ 16,143.00
       NOV-99                $ 16,041.00                    $ 18,639.00                   $ 16,044.00
       NOV-00                $ 17,042.00                    $ 20,067.00                   $ 17,015.00

Please Note: Performance calculations are as of the end of November each year. Past performance is not indicative of future results. Fund inception date is 6/1/91.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification. This classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Note: Lipper categorizes Westcore Colorado Tax-Exempt Fund in the Lipper Other States Municipal Debt category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Intermediate Municipal Debt Index as the most comparable Lipper Index.

An investment cannot be made directly in an index.



--------------------------------------------------------------------------------
50            Semi-Annual Report November 30, 2000 (Unaudited)

                             MANAGER'S OVERVIEW

TOP 10 MUNICIPAL BOND HOLDINGS AS OF NOVEMBER 30, 2000


* EL PASO COUNTY SCHOOL DISTRICT 49, 6.00%, 12/01/2009; Sinking Fund 12/01/2007 @ 100.00, FSA

- SUMMIT COUNTY SCHOOL DISTRICT RE-1, 6.55%, 12/01/2009, Prerefunded 12/01/2004 @ 100.00, FGIC

-    MESA COUNTY VALLEY SCHOOL DISTRICT 51, 6.00%, 12/01/2006, MBIA

- POUDRE VALLEY HOSPITAL DISTRICT, LARIMER COUNTY, 5.375%, 11/15/2007, Optional 11/15/2003 @ 100.00

- BOULDER & GILPIN COUNTIES, BOULDER VALLEY SCHOOL DISTRICT RE-2, 5.00%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

- EAGLE, GARFIELD & ROUTT COUNTIES SCHOOL DISTRICT RE-50J, 5.25%, 12/01/2015, Optional 12/01/2009 @ 101.00, FGIC

* JEFFERSON COUNTY SCHOOL DISTRICT R-1, 5.25%, 12/15/2011, Optional 12/15/2008 @ 101.00, FGIC

*    DOUGLAS COUNTY SALES & USE TAX OPEN SPACE, 6.00%, 10/15/2009, FSA

- DOUGLAS & ELBERT COUNTIES SCHOOL DISTRICT RE-1, 6.50%, 12/15/2016, Prerefunded 12/15/2004 @ 101.00

*   LARIMER COUNTY, POUDRE SCHOOL DISTRICT R-1, 5.50%, 12/15/2008

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 21.13%

+    denotes a percentage increase in holding since last report

-    denotes a percentage decrease in holding since last report

*    denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR NOVEMBER 30, 2000

                           SHORT-TERM
  GENERAL                  INVESTMENTS
OBLIGATION     REVENUE      AND NET       CERTIFICATES OF
  BONDS         BONDS     OTHER ASSETS     PARTICIPATION
----------     -------    ------------    ---------------
  62.34%        26.37%      6.77%             4.52%



--------------------------------------------------------------------------------
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
                          FINANCIAL TABLE OF CONTENTS

STATEMENTS OF INVESTMENTS ................................................    53

     Westcore MIDCO Growth Fund ..........................................    53

     Westcore Growth and Income Fund .....................................    57

     Westcore Small-Cap Growth Fund ......................................    60

     Westcore Select Fund ................................................    62

     Westcore International Frontier Fund ................................    64

     Westcore International Select Fund ..................................    68

     Westcore Blue Chip Fund .............................................    70

     Westcore Mid-Cap Opportunity Fund ...................................    73

     Westcore Small-Cap Opportunity Fund .................................    76

     Westcore Flexible Income Fund .......................................    79

     Westcore Plus Bond Fund .............................................    82

     Westcore Colorado Tax-Exempt Fund ...................................    88

STATEMENTS OF ASSETS AND LIABILITIES .....................................    96

STATEMENTS OF OPERATIONS .................................................   100

STATEMENTS OF CHANGES IN NET ASSETS ......................................   104

FINANCIAL HIGHLIGHTS .....................................................   116

NOTES TO FINANCIAL STATEMENTS ............................................   134


--------------------------------------------------------------------------------
52             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND

                                                         SHARES     MARKET VALUE
                                                        ---------   ------------
COMMON STOCKS 91.95%
CAPITAL GOODS 0.92%
AEROSPACE & DEFENSE 0.92%
Metricom Inc.**                                          89,200      $   607,675
Sirius Satellite
         Radio Inc.**                                    29,500          947,687
                                                                     -----------
                                                                       1,555,362
TOTAL CAPITAL GOODS
(Cost $2,977,053)                                                      1,555,362
--------------------------------------------------------------------------------

CONSUMER CYCLICALS 13.62%
CONSUMER SOFT GOODS 1.16%
Nike Inc. - Class B                                      45,900        1,956,487

HOTELS - RESTAURANTS - LEISURE 2.36%
Brinker
         International Inc.**                            26,500        1,083,187
Metro-Goldwyn-
         Mayer Inc.**                                   127,000        2,190,750
MGM Mirage                                               24,000          687,000
                                                                     -----------
                                                                       3,960,937

MEDIA - PUBLISHING - CABLE 6.13%
Charter Communications
         Inc. - Class A**                               145,410        2,871,847
Infinity Broadcasting
         Corp. - Class A**                               60,000        1,815,000
USA Networks Inc.**                                     151,040        2,539,360
Univision Communications
         Inc. - Class A**                                 2,700           94,500
Westwood One Inc.**                                     163,800        2,999,588
                                                                     -----------
                                                                      10,320,295

RETAIL 3.97%
Bed Bath & Beyond Inc.**                                 39,200          815,850
Family Dollar Stores Inc.                                90,500        1,759,094
RadioShack Corp.                                         45,500        2,132,812
TJX Companies Inc.                                       77,200        1,978,250
                                                                     -----------
                                                                       6,686,006
TOTAL CONSUMER CYCLICALS
(Cost $20,642,216)                                                    22,923,725
--------------------------------------------------------------------------------

CONSUMER STAPLES 2.60%
FOOD, BEVERAGES & TOBACCO 1.77%
Adolph Coors Co. -
         Class B                                          9,183          688,725
Hershey Foods Corp.                                      10,700          676,775
Quaker Oats Co.                                          18,500        1,608,344
                                                                     -----------
                                                                       2,973,844
RETAIL FOOD & DRUG 0.83%
Sysco Corp.                                              25,400        1,403,350
TOTAL CONSUMER STAPLES
(Cost $3,917,291)                                                      4,377,194
--------------------------------------------------------------------------------

CREDIT SENSITIVE 8.34%
FINANCIAL SERVICES 3.98%
Capital One Financial
         Corp.                                           54,400        3,036,200
Providian Financial Corp.                                32,600        2,934,000
Stilwell Financial Inc.                                  22,600          734,500
                                                                     -----------
                                                                       6,704,700
INSURANCE 1.20%
AMBAC Financial
         Group Inc.                                      26,500        2,023,937

UTILITIES - ELECTRIC 0.73%
Calpine Corp.**                                          34,700        1,231,850



--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

                                                       SHARES       MARKET VALUE
                                                       ------       ------------
UTILITIES - GAS 1.71%
Dynegy Inc. - Class A                                  65,100        $ 2,880,675

UTILITIES - TELEPHONE 0.72%
McLeodUSA Inc. -
         Class A**                                     89,000          1,207,062
TOTAL CREDIT SENSITIVE
(Cost $12,992,968)                                                    14,048,224
--------------------------------------------------------------------------------

ENERGY 8.17%
ENERGY EQUIPMENT & SERVICES 4.97%
Baker Hughes Inc.                                      30,500          1,008,406
BJ Services Co.**                                      45,900          2,444,175
Cooper Cameron Corp.**                                 22,100          1,198,925
Nabors Industries Inc.**                               59,000          2,592,460
Noble Drilling Corp.**                                 39,200          1,129,450
                                                                     -----------
                                                                       8,373,416

ENERGY PRODUCERS 3.20%
Apache Corp.                                           32,600          1,703,350
Anadarko Petroleum
         Corp.                                         33,700          2,005,150
El Paso Energy Corp.                                   27,800          1,669,737
                                                                     -----------
                                                                       5,378,237
TOTAL ENERGY
(Cost $11,341,697)                                                    13,751,653
--------------------------------------------------------------------------------

HEALTHCARE 23.97%
BIOTECHNOLOGY 3.95%
ACLARA
         BioSciences Inc.**                            53,300            622,944
Aviron**                                               16,100            853,300
COR Therapeutics Inc.**                                 9,400            333,112
Human Genome
         Sciences Inc.**                               23,700          1,473,844
IDEC Pharmaceuticals
         Corp.**                                        3,100            539,594
Medimmune Inc.**                                       35,000          1,861,563
Sepracor Inc.**                                        13,300            971,731
                                                                     -----------
                                                                       6,656,088

DRUGS & HEALTHCARE PRODUCTS 8.09%
Alza Corp.**                                           26,000          1,153,750
Applera Corp. - Applied
         Biosystems Group                               9,900            817,988
Becton Dickinson & Co.                                 12,800            435,200
Biomet Inc.                                            52,400          1,938,800
Forest Laboratories Inc. -
         Class A**                                     16,200          2,195,100
IDEXX Laboratories
         Corp.**                                       65,600          1,492,400
Inhale Therapeutic
         Systems Inc.**                                21,700            835,450
Millennium
         Pharmaceuticals Inc.**                         4,300            208,819
Mylan Laboratories                                     86,600          2,072,988
Sybron International
         Corp.**                                       91,100          2,476,781
                                                                     -----------
                                                                      13,627,276
HEALTHCARE SERVICES 11.93%
Caremark Rx Inc.**                                    225,000          2,446,875
Community Health
         Systems Inc.**                                73,800          2,181,713
DaVita Inc.                                            35,900            379,194
Health Management
         Associates Inc. -
         Class A**                                     51,800          1,103,988
Laboratory Corp. of
         America Holdings**                            18,440          2,619,633
Omnicare Inc.                                         157,100          2,572,513
Patterson Dental Co.**                                 42,600          1,267,350
Tenet Healthcare Corp.**                              106,900          4,549,931
UnitedHealth Group Inc.                                25,200          2,956,275
                                                                     -----------
                                                                      20,077,472
TOTAL HEALTHCARE
(Cost $30,624,403)                                                    40,360,836
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                       SHARES       MARKET VALUE
                                                     ----------     ------------
SERVICES 7.11%
BUSINESS SERVICES 6.03%
Concord EFS Inc.**                                      77,100       $ 3,363,488
Cintas Corp.                                            88,050         4,485,047
Interpublic Group of
         Cos. Inc.                                      41,100         1,605,469
Lamar Advertising Co. -
         Class A**                                      17,800           694,200
                                                                     -----------
                                                                      10,148,204
CONSUMER SERVICES 1.08%
Edison Schools Inc. -
          Class A**                                     24,600           593,475
Sylvan Learning
         Systems Inc.**                                 89,100         1,225,125
                                                                     -----------
                                                                       1,818,600
TOTAL SERVICES
(Cost $9,047,600)                                                     11,966,804
--------------------------------------------------------------------------------

TECHNOLOGY 27.22%
COMPUTER HARDWARE 2.96%
Gateway Inc.**                                          63,200         1,200,800
Ingram Micro Inc. -
         Class A**                                      94,000         1,327,750
Palm Inc.**                                             67,960         2,459,302
                                                                     -----------
                                                                       4,987,852

COMPUTER SERVICES & SOFTWARE 12.48%
Ariba Inc.**                                            33,000         2,054,250
Art Technology
         Group Inc.**                                    9,540           273,679
Autodesk Inc.                                           38,500           993,781
BEA Systems Inc.**                                       2,508           146,875
BroadVision Inc.**                                       4,800           108,600
Commerce One Inc.**                                     38,700         1,115,044
Diamond Technology
         Partners Inc. - Class A**                       6,800           215,050
Electronic Arts Inc.**                                   8,100           289,069
Fiserv Inc.**                                           57,000         3,184,875
Homestore.com Inc.**                                     4,700           115,150
InfoSpace Inc.**                                        14,100           153,337

Inktomi Corp.**                                         11,200           291,900
Intuit Inc.**                                           24,100         1,098,056
I2 Technologies Inc.**                                   2,319           223,494
Keynote Systems Inc.**                                  39,700           724,525
Mercury Interactive
         Corp.**                                        14,900         1,002,956
Micromuse Inc.**                                         3,100           272,412
Openwave Systems Inc.**                                  2,988           136,334
Opnet Technologies Inc.**                               14,800           251,600
Parametric
         Technology Corp.**                             83,400           927,825
Peregrine Systems Inc.**                                12,500           203,125
Portal Software Inc.**                                  50,200           320,025
Rational Software Corp.**                               35,500         1,118,250
RealNetworks Inc.**                                     36,700           456,456
SmartForce Plc - ADR**                                  40,000         1,282,500
SunGard Data
         Systems Inc.**                                 56,600         2,776,937
Tibco Software Inc.**                                   14,000           484,750
Vignette Corp.**                                        50,400           793,800
                                                                     -----------
                                                                      21,014,655
ELECTRONICS 7.36%
Applied Micro
         Circuits Corp.**                               13,000           629,687
Credence Systems Corp.**                                19,400           371,025
Dupont
         Photomasks Inc.**                              13,500           590,625
Kla-Tencor Corp.**                                      20,100           552,750
Micrel Inc.**                                           41,600         1,196,000
Novellus Systems Inc.**                                 31,900           827,406
Photronics Inc.**                                       56,500           918,125
QLogic Corp.**                                           6,500           526,094
SanDisk Corp.**                                         79,600         3,169,075
Sanmina Corp.**                                         16,000         1,220,000
SCI Systems Inc.**                                      25,900           694,444
Virata Corp.**                                          76,400         1,088,700
Vitesse
         Semiconductor Corp.**                          14,000           603,750
                                                                     -----------
                                                                      12,387,681



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    55

                           STATEMENTS OF INVESTMENTS

                                                    SHARES        MARKET VALUE
                                                   ---------      -------------
NETWORKING 1.50%
Brocade Communications
         System**                                     6,500       $   1,091,594
Extreme Networks**                                   11,200             575,400
McData Corp.- Class B**                              15,700             847,800
                                                                  -------------
                                                                      2,514,794
TELECOMMUNICATIONS 2.92%
ADC Telecommunications
         Inc.**                                      85,700           1,730,069
Polycom Inc.**                                       15,500             524,094
Scientific-Atlanta Inc.                              25,500           1,029,563
UTStarcom Inc.**                                     59,300           1,004,394
XO Communications Inc.
         Class - A**                                 42,200             627,725
                                                                  -------------
                                                                      4,915,845
TOTAL TECHNOLOGY
(Cost $58,764,613)                                                   45,820,827
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $150,307,841)                                                 154,804,625
-------------------------------------------------------------------------------

MUTUAL FUNDS 6.19%
Fidelity Institutional
         Money Market Fund                        3,000,000           3,000,000
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                        7,430,957           7,430,957
                                                                  -------------
                                                                     10,430,957
TOTAL MUTUAL FUNDS
(Cost $10,430,957)                                                   10,430,957
-------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED 13.28%
MUTUAL FUNDS 13.28%
AIM Liquid
         Assets Fund                              2,424,165           2,424,165
AIM Prime
         Portfolio Fund                               3,449               3,449
Mitchell Hutchins
         Private Money
         Market Fund(2)                          19,928,562          19,928,562
                                                                  -------------
                                                                     22,356,176
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $22,356,176)                                                   22,356,176
-------------------------------------------------------------------------------

Total Investments
(Cost $183,094,974)                                  111.42%      $ 187,591,758
Liabilities in Excess
of Other Assets                                      (11.42%)       (19,229,378)
                                                   ----------------------------
NET ASSETS                                           100.00%      $ 168,362,380
-------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
56             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

WESTCORE GROWTH AND INCOME FUND

                                                       SHARES       MARKET VALUE
                                                       -------      ------------
COMMON STOCKS 93.12%
BASIC MATERIALS 0.91%
CHEMICALS 0.91%
Millipore Corp.                                          3,800        $  167,200
TOTAL BASIC MATERIALS
(Cost $199,441)                                                          167,200
--------------------------------------------------------------------------------

CAPITAL GOODS 4.91%
ELECTRICAL EQUIPMENT 4.53%
General Electric Co.                                    16,800           832,650

OTHER - CAPITAL GOODS 0.38%
Corning Inc.                                             1,200            70,200
TOTAL CAPITAL GOODS
(Cost $531,036)                                                          902,850
--------------------------------------------------------------------------------

CONSUMER CYCLICALS 12.13%
CONSUMER SOFT GOODS 1.30%
Nike Inc. - Class B                                      5,600           238,700

HOTEL - RESTAURANTS - LEISURE 2.40%
Brinker International Inc.                               5,300           216,638
Marriott International
         Inc. - Class A                                  5,400           223,763
                                                                      ----------
                                                                         440,401

MEDIA - PUBLISHING - CABLE 1.86%
Viacom Inc. - Class B**                                  2,821           144,224
Westwood One Inc.**                                     10,800           197,775
                                                                      ----------
                                                                         341,999

RETAIL 6.57%
Bed Bath & Beyond Inc.**                                 4,800            99,900
Best Buy Co. Inc.**                                      5,800           149,350
Costco Wholesale Corp.**                                 5,500           179,438
Family Dollar Stores                                     9,500           184,656
Home Depot Inc.                                          2,800           109,725
Lowe's Companies                                         3,200           128,200
Wal-Mart Stores Inc.                                     6,800           354,875
                                                                      ----------
                                                                       1,206,144
TOTAL CONSUMER CYCLICALS
(Cost $1,932,288)                                                      2,227,244
--------------------------------------------------------------------------------

CONSUMER STAPLES 1.41%
FOOD, BEVERAGES & TOBACCO 1.41%
Hershey Foods Corp.                                      4,100           259,325
TOTAL CONSUMER STAPLES
(Cost $188,061)                                                          259,325
--------------------------------------------------------------------------------

CREDIT SENSITIVE 21.02%
BANKS 3.61%
Wells Fargo & Co.                                        5,900           279,881
Zions Bancorporation                                     7,000           382,375
                                                                      ----------
                                                                         662,256

FINANCIAL SERVICES 6.75%
Capital One
         Financial Corp.                                 5,500           306,969
Charles Schwab Corp.                                     5,950           164,741
Household
         International Inc.                              3,500           174,562
MBNA Corp.                                               3,862           137,825
Stilwell Financial Inc.                                  5,200           169,000
Washington Mutual Inc.                                   6,300           286,256
                                                                      ----------
                                                                       1,239,353

INSURANCE 4.36%
AFLAC Inc.                                               2,700           190,012
AMBAC Financial
         Group Inc.                                      3,300           252,038
American
         International Group                             3,712           359,832
                                                                      ----------
                                                                         801,882
UTILITIES - ELECTRIC 3.16%
AES Corp.**                                             11,184           580,170

--------------------------------------------------------------------------------
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

                           STATEMENTS OF INVESTMENTS

                                                       SHARES        MARKET VALUE
                                                     -----------     ------------
UTILITIES - GAS 3.14%
Enron Corp.                                              7,000        $  453,250
Williams Cos. Inc.                                       3,500           123,813
                                                                      ----------
                                                                         577,063
TOTAL CREDIT SENSITIVE
(Cost $2,175,011)                                                      3,860,724
--------------------------------------------------------------------------------
ENERGY 7.24%
ENERGY EQUIPMENT & SERVICES 3.76%
Baker Hughes Inc.                                        6,600           218,212
Halliburton Co.                                          2,000            66,750
Nabors Industries Inc.**                                 9,237           405,874
                                                                      ----------
                                                                         690,836
ENERGY PRODUCERS 3.48%
Anadarko Petroleum Corp.                                 8,200           487,900
El Paso Energy Corp.                                     2,500           150,156
                                                                      ----------
                                                                         638,056
TOTAL ENERGY
(Cost $890,929)                                                        1,328,892
--------------------------------------------------------------------------------
HEALTHCARE 16.78%
BIOTECHNOLOGY 1.25%
Biogen Inc.**                                            1,700            93,075
Genentech Inc.**                                         2,000           136,125
                                                                      ----------
                                                                         229,200
DRUGS & HEALTHCARE PRODUCTS 10.40%
Abbott Laboratories                                      4,400           242,275
Biomet Inc.                                              3,000           111,000
IDEXX Laboratories Inc.**                                9,000           204,750
Medtronic Inc.                                           2,100           111,825
Mylan Laboratories                                       6,800           162,775
Pfizer Inc.                                              9,550           423,184
Pharmacia Corp.                                          4,100           250,100
Schering-Plough Corp.                                    2,600           145,762
Sybron
         International Corp.**                           9,500           258,281
                                                                      ----------
                                                                       1,909,952
HEALTHCARE SERVICES 5.13%
Caremark Rx Inc.**                                      15,800           171,825
Community Health
         Systems Inc.**                                  4,100           121,206
Health Management
         Associates Inc. -
         Class A**                                       6,700           142,794
Patterson Dental Co.**                                   8,900           264,775
Tenet Healthcare Corp.**                                 5,700           242,606
                                                                      ----------
                                                                         943,206
TOTAL HEALTHCARE
(Cost $2,390,518)                                                      3,082,358
--------------------------------------------------------------------------------
SERVICES 5.49%
BUSINESS SERVICES 3.58%
Cintas Corp.                                             2,700           137,531
Concord EFS Inc.                                         6,500           283,563
Omnicom Group                                            3,000           235,875
                                                                      ----------
                                                                         656,969

CONSUMER SERVICES 1.91%
Edison Schools Inc. -
         Class A**                                       7,000           168,875
Sylvan Learning
         Systems Inc.**                                 13,300           182,875
                                                                      ----------
                                                                         351,750
TOTAL SERVICES
(Cost $723,871)                                                        1,008,719
--------------------------------------------------------------------------------
TECHNOLOGY 23.23%
COMPUTER HARDWARE 3.78%
EMC Corp.**                                              4,200           312,375
Gateway Inc.**                                           2,200            41,800
International Business
         Machines Corp.                                  1,000            93,500
Palm Inc.**                                              2,600            94,088
Sun Microsystems Inc.**                                  2,000           152,125
                                                                      ----------
                                                                         693,888


--------------------------------------------------------------------------------
58             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS


                                                     SHARES        MARKET VALUE
                                                   -----------     ------------
COMPUTER SERVICES & SOFTWARE 8.08%
Commerce One Inc.**                                    2,100       $     60,506
Fiserv Inc.**                                          3,700            206,738
Intuit Inc.**                                          5,500            250,594
Microsoft Corp.**                                      4,100            235,237
Oracle Corp.**                                        10,800            286,200
SunGard Data
         Systems Inc.**                                5,700            279,656
Veritas Software Corp.**                               1,700            165,856
                                                                   ------------
                                                                      1,484,787

ELECTRONICS 4.87%
Agilent Technologies Inc.**                            3,400            177,438
Intel Corp.                                            8,100            308,306
Jabil Circuit Inc.**                                   1,800             56,250
Linear Technology Corp.                                1,800             85,163
Novellus Systems Inc.**                                2,000             51,875
SanDisk Corp.**                                        2,800            111,475
Texas Instruments Inc.                                 2,800            104,475
                                                                   ------------
                                                                        894,982

NETWORKING 2.87%
Cisco Systems Inc.**                                  11,000            526,625

TELECOMMUNICATIONS 3.63%
Ciena Corp.**                                          2,600            197,437
Nokia OYJ - ADR                                        4,800            205,200
Nortel Networks Corp.                                  1,500             56,625
Tellabs Inc.**                                         3,900            206,700
                                                                   ------------
                                                                        665,962

TOTAL TECHNOLOGY
(Cost $3,548,283)                                                     4,266,244
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $12,579,438)                                                   17,103,556
-------------------------------------------------------------------------------
MUTUAL FUNDS 7.06%
Fidelity Institutional
         Money Market Fund                           575,000            575,000
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                           722,683            722,683
                                                                   ------------
                                                                      1,297,683

TOTAL MUTUAL FUNDS
(Cost $1,297,683)                                                     1,297,683
-------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL
         FOR SECURITIES LOANED 1.23%
MUTUAL FUNDS 1.23%
AIM Liquid Assets Fund                                   424                424
AIM Prime Portfolio Fund                                 168                168
Mitchell Hutchins
         Private Money
         Market Fund(2)                              224,661            224,661
                                                                   ------------
                                                                        225,253
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $225,253)                                                         225,253
-------------------------------------------------------------------------------
Total Investments                                     101.41%      $ 18,626,492
(Cost $14,102,374)
Liabilities in Excess
of Other Assets                                        (1.41%)         (259,251)
                                                      -------------------------
NET ASSETS                                            100.00%      $ 18,367,241
-------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    59

                           STATEMENTS OF INVESTMENTS


WESTCORE SMALL-CAP GROWTH FUND

                                                       SHARES        MARKET VALUE
                                                     -----------     ------------

COMMON STOCKS 81.46%
CONSUMER CYCLICALS 9.16%
HOTELS - RESTAURANTS - LEISURE 2.24%
Argosy Gaming Co.**                                     43,000        $  709,500

MEDIA - PUBLISHING - CABLE 1.33%
Pegasus Communications
         Corp. - Class A**                              15,700           419,975

RETAIL 5.59%
Global Sports Inc.**                                   100,000           837,500
Linens 'N' Things Inc.**                                34,000           932,875
                                                                      ----------
                                                                       1,770,375

TOTAL CONSUMER CYCLICALS
(Cost $3,642,894)                                                      2,899,850
--------------------------------------------------------------------------------
ENERGY 2.63%
ENERGY PRODUCERS 2.63%
Spinnaker
         Exploration Co.**                              32,000           832,000
TOTAL ENERGY
(Cost $811,873)                                                          832,000
--------------------------------------------------------------------------------
HEALTHCARE 18.14%
BIOTECHNOLOGY 3.25%
Biosource
         International Inc.**                           50,000           725,000
Illumina Inc.**                                         16,500           302,156
                                                                      ----------
                                                                       1,027,156

DRUGS & HEALTHCARE PRODUCTS 6.45%
ATS Medical Inc.**                                      55,455           707,051
OSI Pharmaceuticals Inc.                                10,000           561,250
Regeneration
         Technologies Inc.**                            65,000           771,875
                                                                      ----------
                                                                       2,040,176

HEALTHCARE SERVICES 8.44%
Laboratory Corp. of
         America Holdings**                              9,900         1,406,419
Province Healthcare Co.**                               34,350         1,266,656
                                                                      ----------
                                                                       2,673,075
TOTAL HEALTHCARE
(Cost $4,312,889)                                                      5,740,407
--------------------------------------------------------------------------------
SERVICES  4.62%
BUSINESS SERVICES 2.71%
ProsoftTraining.com
         Inc.**                                        100,000           859,375

CONSUMER SERVICES 1.91%
Edison Schools Inc. -
         Class A**                                      25,000           603,125
TOTAL SERVICES
(Cost $1,239,792)                                                      1,462,500
--------------------------------------------------------------------------------
TECHNOLOGY 46.91%
COMPUTER HARDWARE 1.74%
Cobalt Networks Inc.**                                  14,400           549,000

COMPUTER SERVICES & SOFTWARE 24.21%
Aperian Inc.**                                          49,889            96,660
Embarcadero
         Technologies Inc.**                            27,600           883,200
Interwoven Inc.**                                       14,300           787,394
Intranet Solutions Inc.**                               19,000           703,000
NetIQ Corp.**                                           11,000           882,750
Onyx Software Corp.**                                   36,000           515,250
Pivotal Corp.**                                         20,500           738,000
Precise Software
         Solutions Ltd.**                               30,000           840,000
PurchasePro.com**                                       40,000           555,000
ScreamingMedia Inc.**                                   65,000           260,000
Secure Computing Corp.**                                44,000           514,250
WebTrends Corp.**                                       35,000           885,938
                                                                      ----------
                                                                       7,661,442



--------------------------------------------------------------------------------
60             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                       SHARES        MARKET VALUE
                                                     -----------     ------------
ELECTRONICS 14.73%
Alpha Industries**                                      16,000       $   489,000
Avnet Inc.                                              27,000           475,875
Emcore Corp.**                                          25,500           851,062
EndWave Corp.**                                         70,000           651,875
Merix Corp.**                                           17,000           333,625
Simple
         Technology Inc.**                             115,000           402,500
Varian Semiconductor
         Equipment**                                    26,000           471,250
Viasystems Group Inc.**                                 57,000           712,500
Xicor Inc.**                                            64,900           273,797
                                                                     -----------
                                                                       4,661,484

NETWORKING 3.82%
Extreme Networks**                                      13,000           667,875
Luminent Inc.**                                         90,000           540,000
                                                                     -----------
                                                                       1,207,875

TELECOMMUNICATIONS 2.41%
SignalSoft Corp.**                                      60,000           517,500
World Wireless
         Communications Inc.**                         115,000           244,375
                                                                     -----------
                                                                         761,875
TOTAL TECHNOLOGY
(Cost $20,001,841)                                                    14,841,676
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $30,009,289)                                                    25,776,433
--------------------------------------------------------------------------------
WARRANTS 0.00%
Precision Optics Corp.**                                26,316                 1

TOTAL WARRANTS
(Cost $118,948)                                                                1
--------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURIES 10.96%
U.S. TREASURY BILLS:
01/18/2001                                           2,250,000         2,231,525
02/08/2001                                           1,250,000         1,235,673
                                                                     -----------
                                                                       3,467,198
TOTAL U.S. GOVERNMENT TREASURIES
(Cost $3,466,697)                                                      3,467,198
--------------------------------------------------------------------------------
MUTUAL FUNDS 5.69%
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                             672,723           672,723
Nasdaq 100 Share
         Index**                                        18,000         1,127,250
                                                                     -----------
                                                                       1,799,973
TOTAL MUTUAL FUNDS
(Cost $2,125,952)                                                      1,799,973
--------------------------------------------------------------------------------
Total Investments
(Cost $35,720,886)                                       98.11%      $31,043,605
Other Assets in
Excess of Liabilities                                     1.89%          598,862
                                                        ------------------------
NET ASSETS                                              100.00%      $31,642,467
--------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    61

                           STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND

                                                       SHARES        MARKET VALUE
                                                     -----------     ------------
COMMON STOCKS 54.03%
CONSUMER CYCLICALS 30.13%
HOTELS - RESTAURANTS - LEISURE 9.32%
Champps
         Entertainment Inc.**                          150,000        $1,197,656
Extended Stay
         America Inc.**                                100,000         1,243,750
LodgeNet
         Entertainment Corp.**                          55,000           752,812
                                                                      ----------
                                                                       3,194,218

MEDIA - PUBLISHING - CABLE 14.72%
Key3Media Group Inc.**                                  50,000           525,000
USA Networks Inc.**                                    100,000         1,681,250
Westwood One Inc.**                                    155,000         2,838,438
                                                                      ----------
                                                                       5,044,688

RETAIL 6.09%
Wal-Mart Stores Inc.                                    40,000         2,087,500
TOTAL CONSUMER CYCLICALS
(Cost $9,881,851)                                                     10,326,406
--------------------------------------------------------------------------------
ENERGY 6.50%
ENERGY PRODUCERS 6.50%
El Paso Energy Corp.                                    10,000           600,625
EOG Resources Inc.                                      20,000           848,750
Ocean Energy Inc.**                                     60,000           780,000
                                                                      ----------
                                                                       2,229,375
TOTAL ENERGY
(Cost $2,342,275)                                                      2,229,375
--------------------------------------------------------------------------------
HEALTHCARE 2.64%
HEALTHCARE SERVICES 2.64%
Bergen Brunswig Corp. -
         Class A                                        60,000           903,750
TOTAL HEALTHCARE
(Cost $856,995)                                                          903,750
--------------------------------------------------------------------------------
SERVICES 12.27%
BUSINESS SERVICES 7.90%
ProsoftTraining.com
         Inc.**                                        315,000         2,707,031

CONSUMER SERVICES 4.37%
Edison Schools Inc. -
         Class A**                                      25,000           603,125
Sylvan Learning
         Systems Inc.**                                 65,000           893,750
                                                                      ----------
                                                                       1,496,875
TOTAL SERVICES
(Cost $4,513,358)                                                      4,203,906
--------------------------------------------------------------------------------
TECHNOLOGY 2.49%
TELECOMMUNICATIONS 2.49%
World Wireless
         Communications Inc.**                         222,000           471,750
World Wireless
         Communications
         Inc.(3)**                                     200,000           382,500
                                                                      ----------
                                                                         854,250
TOTAL TECHNOLOGY
(Cost $1,296,549)                                                        854,250
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $18,891,028)                                                    18,517,687
--------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURIES 20.44%
U.S. TREASURY BILLS:
02/08/2001                                           3,000,000         2,965,614
02/22/2001                                           3,600,000         3,550,036
03/01/2001                                             500,000           492,500
                                                                      ----------
                                                                       7,008,150

TOTAL U.S. GOVERNMENT TREASURIES
(Cost $7,006,385)                                                      7,008,150
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                     SHARES         MARKET VALUE
                                                   ------------     ------------
MUTUAL FUNDS 3.40%
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                            1,164,550      $ 1,164,550
TOTAL MUTUAL FUNDS
(Cost $1,164,550)                                                      1,164,550
--------------------------------------------------------------------------------
Total Investments
(Cost $27,061,963)                                        77.87%     $26,690,387
Other Assets in
Excess of Liabilities                                     22.13%       7,584,511
                                                   -----------------------------
NET ASSETS                                               100.00%     $34,274,898
--------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    63

                           STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL FRONTIER FUND

                                                      SHARES        MARKET VALUE
                                                   ------------     ------------
COMMON STOCKS 86.68%
BASIC MATERIALS 4.95%
MULTI-INDUSTRY 3.06%
Nutreco Holding NV
         (Netherlands)                                  20,000        $  941,010

TRANSPORTATION 1.89%
easyJet Plc**
         (United Kingdom)                              115,000           579,550
TOTAL BASIC MATERIALS
(Cost $1,229,300)                                                      1,520,560
--------------------------------------------------------------------------------
CAPITAL GOODS 11.49%
ELECTRICAL EQUIPMENT 6.79%
ASM International NV -
         ADR** (Netherlands)                            22,000           250,250
Leica Geosystems AG**
         (Switzerland)                                   3,300           988,593
SEZ Holding AG
         (Switzerland)                                     800           467,796
Turbo Genset Inc.**
         (United Kingdom)                               15,000           377,436
                                                                      ----------
                                                                       2,084,075
MACHINERY & EQUIPMENT 4.70%
Gretag Imaging Group
         (Switzerland)                                   2,000           163,613
Manitou BF SA (France)                                   3,500           319,909
Pinguely-Haulotte
         (France)                                       38,000           959,291
                                                                      ----------
                                                                       1,442,813
TOTAL CAPITAL GOODS
(Cost $3,968,211)                                                      3,526,888
--------------------------------------------------------------------------------
CONSUMER CYCLICALS 18.15%
AUTOMOTIVE 1.47%
Ducati Motor Holding
         SpA** (Italy)                                 210,000           452,442

BUILDING RELATED 2.59%
Grupo Dragados SA
         (Spain)                                        80,000           793,896

CONSUMER PRODUCTS 1.99%
Dorel Industries - Class B**
         - ADR (Canada)                                 12,000           157,500
Kose Corp. (Japan)                                      12,000           452,810
                                                                      ----------
                                                                         610,310

HOTEL - RESTAURANT - LEISURE 4.45%
Four Seasons Hotel Inc. -
         ADR (Canada)                                    6,100           371,719
Groupe Flo (France)                                     18,000           440,456
Pizzaexpress Plc
         (United Kingdom)                               60,000           553,289
                                                                      ----------
                                                                       1,365,464

MEDIA - PUBLISHING - CABLE 4.16%
Alliance Atlantis
         Communications Corp -
         Class B** (Canada)                             25,000           335,903
Capital Radio Plc
         (United Kingdom)                               11,000           159,834
Senator Entertainment
         AG** (Germany)                                 91,500           780,577
                                                                      ----------
                                                                       1,276,314

RETAIL 3.49%
Deodeo Corp. (Japan)                                    39,000           229,898
GrandVision (France)                                    13,400           258,373
Hornbach Holding AG
         (Germany)                                       7,700           335,142
Tod's SPA** (Italy)                                      6,300           247,335
                                                                      ----------
                                                                       1,070,748
TOTAL CONSUMER CYCLICALS
(Cost $6,754,167)                                                      5,569,174
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                      SHARES        MARKET VALUE
                                                   ------------     ------------
CONSUMER STAPLES 2.27%
FOOD, BEVERAGES & TOBACCO 2.27%
Baron de Ley** (Spain)                                  6,000         $   97,200
Remy Cointreau SA
         (France)                                      16,800            600,332
                                                                      ----------
                                                                         697,532
TOTAL CONSUMER STAPLES
(Cost $667,337)                                                          697,532
--------------------------------------------------------------------------------
CREDIT SENSITIVE 1.79%
FINANCIAL SERVICES 1.79%
Direkt Anlage Bank
         AG** (Germany)                                17,500            548,415
TOTAL CREDIT SENSITIVE
(Cost $604,905)                                                          548,415
--------------------------------------------------------------------------------
ENERGY 6.84%
ENERGY EQUIPMENT & SERVICES 4.30%
Coflexip Stena Offshore -
         ADR (France)                                   9,000            517,500
IHC Caland NV
         (Netherlands)                                 17,500            800,534
                                                                      ----------
                                                                       1,318,034

ENERGY PRODUCERS 2.54%
Cairn Energy Plc**
         (United Kingdom)                             160,000            442,291
Soco International Plc**
         (United Kingdom)                             200,000            337,389
                                                                      ----------
                                                                         779,680
TOTAL ENERGY
(Cost $2,003,637)                                                      2,097,714
--------------------------------------------------------------------------------
HEALTHCARE 19.24%
BIOTECHNOLOGY 5.88%
Celltech Group Plc**
         (United Kingdom)                              30,000            482,693
Decode Genetics Inc.**
         (France)                                      26,900            284,131
Genset SA** (France)                                    4,500            213,490
GPC Biotech AG**
         (Germany)                                      8,000            183,850
Oxford Glycosciences Plc**
         (United Kingdom)                              34,500            641,907
                                                                      ----------
                                                                       1,806,071

DRUGS & HEALTHCARE PRODUCTS 13.36%
Angiotech Pharmaceuticals
         Inc.** (Canada)                               10,500            405,475
Jomed NV**
         (Switzerland)                                 12,500            597,707
Nobel Biocare AB
         (Sweden)                                      27,500            848,664
Phonak Holding AG
         (Switzerland)                                    300          1,149,326
Powderject
         Pharmaceuticals**
         (United Kingdom)                              45,000            336,503
Skyepharma Plc**
         (United Kingdom)                             300,000            293,443
Tecan Group AG
         (Switzerland)                                    500            468,084
                                                                      ----------
                                                                       4,099,202
TOTAL HEALTHCARE
(Cost $5,696,038)                                                      5,905,273
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    65

                           STATEMENTS OF INVESTMENTS

                                                      SHARES         MARKET VALUE
                                                   ------------      ------------
SERVICES 6.67%
BUSINESS SERVICES 6.67%
Emitch Limited**
         (Australia)                                   200,000        $   31,548
Imagination Technologies
         Group Plc**
         (United Kingdom)                               75,000           274,306
Park24 Co. Ltd. (Japan)                                  9,200           788,987
Regus Plc**
         (United Kingdom)                              150,000           695,333
Swisslog Holding AG
         (Switzerland)                                     600           255,790
                                                                      ----------
                                                                       2,045,964
TOTAL SERVICES
(Cost $2,132,453)                                                      2,045,964
--------------------------------------------------------------------------------
TECHNOLOGY 15.28%
COMPUTER HARDWARE 1.78%
Logitech International SA**
         (Switzerland)                                   1,900           547,298

COMPUTER SERVICES & SOFTWARE 6.02%
Datalex Plc** (Ireland)                                 20,000           108,813
Gameplay Plc**
         (United Kingdom)                              125,000           272,888
GFT Technology NPV**
         (Germany)                                       9,000           250,704
Infovista SA** (France)                                 17,000           355,164
SCM Microsystems Inc.**
         (Germany)                                      12,500           428,906
Scoot.com Plc - ADR**
         (United Kingdom)                                8,900           170,769
724 Solutions Inc.**
         (Canada)                                       13,000           258,375
                                                                      ----------
                                                                       1,845,619

ELECTRONICS 3.64%
ARC International Plc**
         (United Kingdom)                               50,000           147,076
Pace Micro
         Technology Plc
         (United Kingdom)                               65,000           414,648
Parthus Technologies**
         (United Kingdom)                              100,000           217,602
Wavecom SA - ADR**
         (France)                                        7,700           338,800
                                                                      ----------
                                                                       1,118,126

NETWORKING 0.41%
Bookham Technology
         Plc** (United Kingdom)                         10,000           125,316

TELECOMMUNICATIONS 3.43%
Crosswave Communications
         Inc.** (Japan)                                 60,000           487,500
GT Group Telecom Inc. -
         Class B** (Canada)                             35,000           273,277
Impsat Fiber Networks
         Inc.** (Argentina)                             36,400           291,200
                                                                      ----------
                                                                       1,051,977

TOTAL TECHNOLOGY
(Cost $7,036,711)                                                      4,688,336
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $30,092,759)                                                    26,599,856
--------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURIES 5.65%
U.S. TREASURY BILLS:
01/04/2001                                             100,000            99,424
01/11/2001                                             250,000           248,264
01/18/2001                                             550,000           545,449
01/25/2001                                             250,000           247,631
02/22/2001                                             600,000           591,673
                                                                      ----------
                                                                       1,732,441

TOTAL U.S. GOVERNMENT TREASURIES
(Cost $1,732,329)                                                      1,732,441
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
66             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                      SHARES        MARKET VALUE
                                                   ------------    -------------
MUTUAL FUNDS 9.18%
Fidelity Institutional Money
         Market Fund                                 1,405,000     $  1,405,000
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                           1,410,949        1,410,949
                                                                   ------------
                                                                      2,815,949
TOTAL MUTUAL FUNDS
(Cost $2,815,949)                                                     2,815,949
--------------------------------------------------------------------------------
Total Investments
(Cost $34,641,037)                                      101.51%    $ 31,148,246
Liabilities in Excess
of Other Assets                                          (1.51)%       (462,564)
                                                     --------------------------
NET ASSETS                                              100.00%    $ 30,685,682
--------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    67

                           STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SELECT FUND

                                                       SHARES        MARKET VALUE
                                                    ------------    -------------
COMMON STOCKS 64.80%
BASIC MATERIALS 5.08%
TRANSPORTATION 5.08%
easyJet Plc**
         (United Kingdom)                               70,000           352,770
Ryanair Holdings Plc
         (Ireland)                                       5,000           242,500
                                                                      ----------
                                                                         595,270
TOTAL BASIC MATERIALS
(Cost $563,209)                                                          595,270
--------------------------------------------------------------------------------
CAPITAL GOODS 2.58%
MACHINERY & EQUIPMENT 2.58%
Pinguely-Haulotte
         (France)                                       12,000           302,934
TOTAL CAPITAL GOODS
(Cost $280,992)                                                          302,934
--------------------------------------------------------------------------------
CONSUMER CYCLICALS 8.93%
BUILDING RELATED 3.16%
Vivendi Universal SA
         (France)                                        6,000           370,833

HOTEL - RESTAURANTS - LEISURE 5.20%
Four Seasons Hotels
         (Canada)                                       10,000           609,375

RETAIL 0.57%
Tod's SPA** (Italy)                                      1,700            66,741
TOTAL CONSUMER CYCLICALS
(Cost $1,076,879)                                                      1,046,949
--------------------------------------------------------------------------------
CONSUMER STAPLES 4.27%
FOOD, BEVERAGES & TOBACCO 4.27%
Diageo Plc SA - ADR
         (United Kingdom)                               12,000           501,000
TOTAL CONSUMER STAPLES
(Cost $483,988)                                                          501,000
--------------------------------------------------------------------------------
CREDIT SENSITIVE 3.32%
INSURANCE 3.32%
MLP AG (Germany)                                         4,000           389,984
TOTAL CREDIT SENSITIVE
(Cost $488,066)                                                          389,984
--------------------------------------------------------------------------------
ENERGY 2.52%
ENERGY PRODUCERS 2.52%
PanCanadian Petroleum
         Ltd. (Canada)                                  12,000           295,140
TOTAL ENERGY
(Cost $286,475)                                                          295,140
--------------------------------------------------------------------------------
HEALTHCARE 13.65%
BIOTECHNOLOGY 3.03%
Cambridge Antibody
         Tech. Group Plc**
         (United Kingdom)                                8,500           355,463

DRUGS & HEALTHCARE PRODUCTS 10.62%
Aventis SA - ADR(France)                                 9,000           705,937
Elan Corp Plc (Ireland)                                 10,000           539,375
                                                                      ----------
                                                                       1,245,312
TOTAL HEALTHCARE
(Cost $1,724,911)                                                      1,600,775
--------------------------------------------------------------------------------
TECHNOLOGY 24.45%
COMPUTER SERVICES & SOFTWARE 2.03%
724 Solutions Inc.**
         (Canada)                                       12,000           238,500

ELECTRONICS 17.01%
Kudelski SA**
         (Switzerland)                                     200           232,746
NDS Group Plc SA -
         ADR** (Australia)                               9,000           471,937



--------------------------------------------------------------------------------
68             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                       SHARES       MARKET VALUE
                                                    ------------   --------------
Nokia Corp. SA - ADR
         (Finland)                                    12,000       $    513,000
Research In Motion Ltd.**
         (Canada)                                      5,000            325,000
Sony Corp. (Japan)                                     6,000            452,810
                                                                   ------------
                                                                      1,995,493

TELECOMMUNICATIONS 5.41%
Impsat Fiber Networks
         Inc.** (Argentina)                           29,600            236,800
China Mobile HK Ltd.
         (China)                                      15,000            397,500
                                                                   ------------
                                                                        634,300
TOTAL TECHNOLOGY
(Cost $3,464,693)                                                     2,868,293
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $8,369,213)                                                     7,600,345
-------------------------------------------------------------------------------
PREFERRED STOCK 2.06%
TECHNOLOGY 2.06%
TELECOMMUNICATIONS 2.06%
Embratel Participacoes -
         ADR (Brazil)                                 20,000            241,250
TOTAL TECHNOLOGY
(Cost $279,213)                                                         241,250
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(Cost $279,213)                                                         241,250
-------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURIES 58.17%
U.S. TREASURY BILLS:
01/25/2001                                           650,000            643,852
02/01/2001                                         2,450,000          2,424,557
02/08/2001                                         3,400,000          3,361,029
03/01/2001                                           400,000            394,000
                                                                   ------------
                                                                      6,823,438

TOTAL U.S. GOVERNMENT TREASURIES
(Cost $6,821,288)                                                     6,823,438
-------------------------------------------------------------------------------
MUTUAL FUNDS 8.10%
Fidelity Institutional
         Money Market Fund                           475,000            475,000
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                           475,668            475,668
                                                                   ------------
                                                                        950,668
TOTAL MUTUAL FUNDS
(Cost $950,668)                                                         950,668
-------------------------------------------------------------------------------
Total Investments
(Cost $16,420,382)                                    133.13%      $ 15,615,701
Liabilities in Excess
of Other Assets                                       (33.13)%       (3,886,288)
                                                   ----------------------------
NET ASSETS                                            100.00%      $ 11,729,413
-------------------------------------------------------------------------------

See Notes to Statements of Investments



--------------------------------------------------------------------------------
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

                           STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP FUND

                                                       SHARES       MARKET VALUE
                                                    ------------   --------------
COMMON STOCK 91.36%
BASIC MATERIALS 1.87%
PAPER & PACKAGING 1.87%
Kimberly Clark Corp.                                  13,500          $  944,156
TOTAL BASIC MATERIALS
(Cost $764,928)                                                          944,156
--------------------------------------------------------------------------------
CAPITAL GOODS 4.58%
AEROSPACE & DEFENSE 4.58%
General Dynamics Corp.                                15,300           1,166,625
Raytheon Co. - Class B                                32,600           1,143,038
                                                                      ----------
                                                                       2,309,663

TOTAL CAPITAL GOODS
(Cost $1,815,977)                                                      2,309,663
--------------------------------------------------------------------------------
CONSUMER CYCLICALS 12.59%
MEDIA - PUBLISHING - CABLE 7.29%
Charter Communications
         Inc. - Class A**                             34,800             687,300
USA Networks Inc.**                                   48,600             817,088
Viacom Inc. - Class B**                               21,500           1,099,187
Westwood One Inc.**                                   58,700           1,074,944
                                                                      ----------
                                                                       3,678,519

RETAIL 5.30%
Lowe's Companies Inc.                                 23,300             933,456
Target Corp.                                          33,000             992,063
TJX Companies Inc.                                    29,100             745,688
                                                                      ----------
                                                                       2,671,207
TOTAL CONSUMER CYCLICALS
(Cost $5,583,473)                                                      6,349,726
--------------------------------------------------------------------------------
CONSUMER STAPLES 3.99%
FOOD, BEVERAGES & TOBACCO 3.99%
Philip Morris
         Companies Inc.                               52,700           2,012,481
TOTAL CONSUMER STAPLES
(Cost $1,402,379)                                                      2,012,481
--------------------------------------------------------------------------------
CREDIT SENSITIVE 33.90%
BANKS 4.16%
Citigroup Inc.                                        30,666           1,527,550
Wells Fargo & Co.                                     12,000             569,250
                                                                      ----------
                                                                       2,096,800

FINANCIAL SERVICES 11.07%
American Express Co.                                   9,100             499,931
Federal Home Loan
         Mortgage Corp.                               22,400           1,353,800
Knight Trading
         Group Inc.**                                 28,100             470,675
Lehman Brothers
         Holdings Inc.                                19,900             986,294
Providian Financial Corp.                              6,200             558,000
Washington Mutual Inc.                                37,800           1,717,537
                                                                      ----------
                                                                       5,586,237

INSURANCE 6.66%
ACE Ltd.                                              27,600           1,090,200
Metlife Inc.                                          37,500           1,110,938
XL Capital Ltd. - Class A                             14,500           1,157,281
                                                                      ----------
                                                                       3,358,419

UTILITIES - ELECTRIC 5.35%
Duke Energy Corp.                                     12,200           1,097,238
PG&E Corp.                                            39,700           1,089,269
Southern Energy Inc.**                                21,100             514,312
                                                                      ----------
                                                                       2,700,819



--------------------------------------------------------------------------------
70             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                       SHARES        MARKET VALUE
                                                    ------------    --------------
UTILITIES - GAS 1.36%
Dynegy Inc. - Class A                                  15,510         $  686,318

UTILITIES - TELEPHONE 5.30%
Alltel Corp.                                           15,600            955,500
Bellsouth Corp.                                        23,200            970,050
Telephone & Data
         Systems Inc.                                   8,300            749,490
                                                                      ----------
                                                                       2,675,040

TOTAL CREDIT SENSITIVE
(Cost $13,894,957)                                                    17,103,633
--------------------------------------------------------------------------------
ENERGY 7.22%
ENERGY - EQUIPMENT & SERVICES 0.89%
Transocean Sedco
         Forex Inc.                                    11,300            450,587

ENERGY PRODUCERS 6.33%
Apache Corp.                                           10,500            548,625
Coastal Corp.                                          12,000            879,000
Conoco Inc.- Class B                                   28,600            716,788
Royal Dutch Petroleum
         Co. - ADR                                     17,600          1,050,500
                                                                      ----------
                                                                       3,194,913
TOTAL ENERGY
(Cost $3,608,167)                                                      3,645,500
--------------------------------------------------------------------------------
HEALTHCARE 13.80%
DRUGS & HEALTHCARE PRODUCTS 8.93%
Abbott Laboratories                                    29,200          1,607,825
Bristol-Myers Squibb Co.                               20,660          1,431,996
Schering-Plough Corp.                                  26,100          1,463,231
                                                                      ----------
                                                                       4,503,052

HEALTHCARE SERVICES 4.87%
Omnicare Inc.                                          70,246          1,150,278
Tenet Healthcare Corp.**                               30,700          1,306,669
                                                                      ----------
                                                                       2,456,947
TOTAL HEALTHCARE
(Cost $3,602,631)                                                      6,959,999
--------------------------------------------------------------------------------
SERVICES 1.44%
CONSUMER SERVICES 1.44%
Cendant Corp.**                                        78,800            723,975
TOTAL SERVICES
(Cost $1,029,503)                                                        723,975
--------------------------------------------------------------------------------
TECHNOLOGY 11.97%
COMPUTER HARDWARE 4.35%
Avocent Corp.                                          15,000            690,000
Gateway Inc.**                                         14,900            283,100
International Business
         Machines Corp.                                 8,000            748,000
Lexmark
         International Inc.**                          10,300            473,800
                                                                      ----------
                                                                       2,194,900

COMPUTER SERVICES & SOFTWARE 2.22%
Microsoft Corp.**                                      16,300            935,213
Network Associates Inc.**                              14,000            182,000
                                                                      ----------
                                                                       1,117,213

ELECTRONICS 4.80%
Avnet Inc.**                                           29,500            519,937
Intel Corp.                                            26,000            989,625
Motorola Inc.                                          23,700            475,481
SCI Systems Inc.**                                     16,300            437,044
                                                                      ----------
                                                                       2,422,087

TELECOMMUNICATIONS 0.60%
Antec Corp.**                                          37,000            302,937
TOTAL TECHNOLOGY
(Cost $9,113,858)                                                      6,037,137
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $40,815,873)                                                    46,086,270
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
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

                           STATEMENTS OF INVESTMENTS

                                                       SHARES        MARKET VALUE
                                                    ------------    --------------
U.S. GOVERNMENT TREASURIES 0.98%
U.S. TREASURY BILLS:
02/01/2001                                               500,000    $    494,807
TOTAL U.S. GOVERNMENT TREASURIES
(Cost $494,648)                                                          494,807
--------------------------------------------------------------------------------
MUTUAL FUNDS 6.97%
Fidelity Institutional
         Money Market Fund                             1,750,000       1,750,000
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                             1,764,504       1,764,504
                                                                    ------------
                                                                       3,514,504
TOTAL MUTUAL FUNDS
(Cost $3,514,504)                                                      3,514,504
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
(Cost $44,825,025)                                         99.31%   $ 50,095,581
Other Assets in
Excess of Liabilities                                       0.69%        347,940
                                                      --------------------------
NET ASSETS                                                100.00%   $ 50,443,521
--------------------------------------------------------------------------------

See Notes to Statements of Investments



--------------------------------------------------------------------------------
72             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP OPPORTUNITY FUND

                                                       SHARES        MARKET VALUE
                                                    ------------    --------------
COMMON STOCKS 97.55%
BASIC MATERIALS 2.45%
CHEMICALS 1.49%
Millipore Corp.                                            1,100    $     48,400

TRANSPORTATION 0.96%
USFreightways Corp.                                        1,200          31,350
TOTAL BASIC MATERIALS
(Cost $85,512)                                                            79,750
--------------------------------------------------------------------------------
CAPITAL GOODS 7.71%
AEROSPACE & DEFENSE 7.71%
General Dynamics Corp.                                     1,000          76,250
Litton Industries Inc.**                                   1,700         102,744
Raytheon Co. - Class B                                     2,050          71,878
                                                                    ------------
                                                                         250,872
TOTAL CAPITAL GOODS
(Cost $204,535)                                                          250,872
--------------------------------------------------------------------------------
CONSUMER CYCLICALS 17.47%
BUILDING RELATED 3.13%
Centex Corp.                                               1,400          49,525
Kaufman & Broad
         Home Corp.                                        1,670          52,396
                                                                    ------------
                                                                         101,921

HOTELS - RESTAURANTS - LEISURE 4.99%
Anchor Gaming**                                            1,600          60,400
Harrah's
         Entertainment Inc.**                              1,700          47,600
Outback Steakhouse Inc.**                                  2,000          54,375
                                                                    ------------
                                                                         162,375

MEDIA - PUBLISHING - CABLE 6.90%
Charter Communications
         Inc. - Class A**                                  3,000          59,250
USA Networks Inc.**                                        4,500          75,656
Westwood One Inc.**                                        4,900          89,731
                                                                    ------------
                                                                         224,637

RETAIL 2.45%
Spiegel Inc. - Class A                                     6,300          31,697
Zale Corp.**                                               2,000          48,000
                                                                    ------------
                                                                          79,697
TOTAL CONSUMER CYCLICALS
(Cost $587,767)                                                          568,630
--------------------------------------------------------------------------------
CONSUMER STAPLES 5.95%
FOOD, BEVERAGES & TOBACCO 5.95%
Earthgrains Co.                                            3,200          72,600
Suiza Foods Corp.**                                          800          34,550
UST Inc.                                                   3,650          86,688
                                                                    ------------
                                                                         193,838
TOTAL CONSUMER STAPLES
(Cost $167,147)                                                          193,838
--------------------------------------------------------------------------------
CREDIT SENSITIVE 29.31%
FINANCIAL SERVICES 7.48%
Golden State Bancorp Inc.                                  2,725          69,487
Heller Financial Inc. -
         Class A                                           2,400          63,450
Knight Trading
         Group Inc.**                                      2,750          46,063
Lehman Brothers
         Holdings Inc.                                     1,300          64,431
                                                                    ------------
                                                                         243,431



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    73

                           STATEMENTS OF INVESTMENTS

                                                       SHARES       MARKET VALUE
                                                    ------------   --------------
INSURANCE 9.73%
ACE Ltd.                                                   1,900    $     75,050
Everest Re Group Ltd.                                      1,200          72,225
Reinsurance Group
         of America                                        2,500          89,687
XL Capital Ltd. - Class A                                  1,000          79,813
                                                                    ------------
                                                                         316,775

UTILITIES - ELECTRIC 5.80%
CMS Energy Corp.                                           2,800          77,875
PG&E Corp.                                                 2,800          76,825
Southern Energy Inc.**                                     1,400          34,125
                                                                    ------------
                                                                         188,825

UTILITIES - GAS 3.94%
Dynegy Inc. - Class A                                      1,200          53,100
Questar Corp.                                              2,700          75,263
                                                                    ------------
                                                                         128,363

UTILITIES - TELEPHONE 2.36%
Telephone & Data
         Systems Inc.                                        850          76,755
TOTAL CREDIT SENSITIVE
(Cost $889,524)                                                          954,149
--------------------------------------------------------------------------------
ENERGY 5.56%
ENERGY EQUIPMENT & SERVICES 3.80%
Seitel Inc.**                                              2,500          35,000
Teekay Shipping Corp.                                      1,400          44,713
Transocean Sedco
         Forex Inc.                                        1,100          43,862
                                                                    ------------
                                                                         123,575

ENERGY PRODUCERS 1.76%
Apache Corp.                                               1,100          57,475
TOTAL ENERGY
(Cost $184,637)                                                          181,050
--------------------------------------------------------------------------------
HEALTHCARE 12.69%
DRUGS & HEALTHCARE PRODUCTS 5.27%
IDEXX Laboratories Inc.**                                  3,000          68,250
Sybron International
         Corp.**                                           3,800         103,313
                                                                    ------------
                                                                         171,563

HEALTHCARE SERVICES 7.42%
Caremark Rx Inc.**                                         8,449          91,883
Omnicare Inc.                                              4,200          68,775
Tenet Healthcare Corp.**                                   1,900          80,869
                                                                    ------------
                                                                         241,527
TOTAL HEALTHCARE
(Cost $302,974)                                                          413,090
--------------------------------------------------------------------------------
SERVICES 6.07%
BUSINESS SERVICES 2.09%
ACNielsen Corp.**                                          3,000          68,062

CONSUMER SERVICES 3.98%
Cendant Corp.**                                            6,600          60,637
Sylvan Learning
         Systems Inc.**                                    5,000          68,750
                                                                    ------------
                                                                         129,387
TOTAL SERVICES
Cost ($212,074)                                                          197,449
--------------------------------------------------------------------------------
TECHNOLOGY 10.34%
COMPUTER HARDWARE 3.30%
Avocent Corp.**                                            1,100          50,600
Gateway Inc.**                                             1,300          24,700
Lexmark
         International Inc.**                                700          32,200
                                                                    ------------
                                                                         107,500

COMPUTER SERVICES & SOFTWARE 0.64%
Network Associates Inc.**                                  1,600          20,800




--------------------------------------------------------------------------------
74             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                       SHARES       MARKET VALUE
                                                    ------------   --------------
ELECTRONICS 4.29%
Avnet Inc.                                             2,700        $    47,587
Maxtor Corp.**                                         4,800             28,500
Quantum Corp.**                                        3,900             34,125
SCI Systems Inc.**                                     1,000             29,494
                                                                    -----------
                                                                        139,706

TELECOMMUNICATIONS 2.11%
Antec Corp.**                                          2,350             19,240
IDT Corp.**                                            1,900             49,400
                                                                    -----------
                                                                         68,640
TOTAL TECHNOLOGY
(Cost $529,678)                                                         336,646
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $3,163,848)                                                     3,175,474
-------------------------------------------------------------------------------
MUTUAL FUNDS 2.88%
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                            93,651             93,651
TOTAL MUTUAL FUNDS
(Cost $93,651)                                                           93,651
-------------------------------------------------------------------------------
Total Investments
(Cost $3,257,499)                                     100.43%       $ 3,269,125
Liabilities in Excess
of Other Assets                                        (0.43)%          (13,994)
                                                      -------------------------
NET ASSETS                                            100.00%       $ 3,255,131
-------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    75

                           STATEMENTS OF INVESTMENTS

SMALL-CAP OPPORTUNITY FUND

                                                       SHARES       MARKET VALUE
                                                    ------------   --------------
COMMON STOCKS 94.75%
BASIC MATERIALS 3.90%
CHEMICALS 1.49%
Millipore Corp.                                           11,500    $    506,000

PAPER & PACKAGING 0.62%
Boise Cascade Corp.                                        7,300         210,787

TRANSPORTATION 1.79%
Sea Containers Ltd. -
         Class A                                          20,200         433,038
USFreightways Corp.                                        6,700         175,037
                                                                    ------------
                                                                         608,075
TOTAL BASIC MATERIALS
(Cost $1,562,060)                                                      1,324,862
--------------------------------------------------------------------------------
CAPITAL GOODS 8.16%
AEROSPACE & DEFENSE 6.63%
Litton Industries Inc.**                                  18,600       1,124,137
Newport News
         Shipbuilding                                     10,800         595,350
Teledyne
         Technologies Inc.**                              27,900         537,075
                                                                    ------------
                                                                       2,256,562

ELECTRICAL EQUIPMENT 1.53%
Belden Inc.                                               23,700         521,400
TOTAL CAPITAL GOODS
(Cost $2,509,525)                                                      2,777,962
--------------------------------------------------------------------------------
CONSUMER CYCLICALS 12.49%
BUILDING RELATED 3.67%
Centex Corp.                                              16,700         590,762
Kaufman & Broad
         Home Corp.                                       21,000         658,875
                                                                    ------------
                                                                       1,249,637

HOTELS - RESTAURANTS - LEISURE 1.89%
Outback
         Steakhouse Inc.**                                23,600         641,625

MEDIA - PUBLISHING - CABLE 2.20%
Westwood One Inc.**                                       40,800         747,150

RETAIL 4.73%
AnnTaylor Stores Corp.**                                  12,500         259,375
Linens 'N' Things Inc.**                                  12,500         342,969
Spiegel Inc. - Class A                                    40,800         205,275
Ultimate Electronics Inc.**                               10,200         276,675
Zale Corp.**                                              21,900         525,600
                                                                    ------------
                                                                       1,609,894

TOTAL CONSUMER CYCLICALS
(Cost $4,481,347)                                                      4,248,306
--------------------------------------------------------------------------------
CONSUMER STAPLES 4.47%
FOOD, BEVERAGES & TOBACCO 3.37%
Earthgrains Co.                                           34,300         778,181
Suiza Foods Corp.**                                        8,500         367,094
                                                                    ------------
                                                                       1,145,275

HOUSEHOLD PRODUCTS 1.10%
Rayovac Corp.**                                           26,600         377,387
TOTAL CONSUMER STAPLES
(Cost $1,381,432)                                                      1,522,662
--------------------------------------------------------------------------------
CREDIT SENSITIVE 30.54%
BANKS 3.47%
Bank United Corp. -
         Class A                                          12,300         714,169
Bay View Capital Corp.                                    19,000         148,437
Waypoint
         Financial Corp.**                                34,500         316,969
                                                                    ------------
                                                                       1,179,575


--------------------------------------------------------------------------------
76             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                        SHARES      MARKET VALUE
                                                     ------------  --------------
FINANCIAL SERVICES 11.22%
Astoria Financial Corp.                                   15,800    $    707,050
Downey Financial Corp.                                    12,900         586,950
Golden State
         Bancorp Inc.                                     24,100         614,550
Heller Financial Inc. -
         Class A                                          17,900         473,231
Security Capital Group Inc. -
         Class B**                                        30,800         590,975
Southwest Securities
         Group                                            19,470         390,617
Sovereign Bancorp Inc.                                    66,700         454,394
                                                                    ------------
                                                                       3,817,767

INSURANCE 7.32%
Delphi Financial Group -
         Class A**                                        15,620         552,557
Everest RE Group Ltd.                                      9,300         559,744
PMI Group Inc.                                             6,300         400,444
Radian Group Inc.                                          6,300         409,500
Stancorp Financial Group                                  13,100         566,575
                                                                    ------------
                                                                       2,488,820

REITs 5.28%
AvalonBay
         Communities Inc.                                 10,500         491,531
BRE Properties - Class A                                  14,400         461,700
Liberty Property Trust                                    19,000         498,750
Reckson Associates
         Realty                                           14,700         344,531
                                                                    ------------
                                                                       1,796,512

UTILITIES - ELECTRIC 1.13%
Cleco Corp.                                                8,200         383,863

UTILITIES - GAS 2.12%
Questar Corp.                                             25,900         721,962
TOTAL CREDIT SENSITIVE
(Cost $9,033,496)                                                     10,388,499
--------------------------------------------------------------------------------
ENERGY 5.22%
ENERGY EQUIPMENT & SERVICES 3.11%
Seitel Inc.**                                             18,900    $    264,600
Teekay Shipping Corp.                                     14,200         453,513
Veritas DGC Inc.**                                        13,900         341,419
                                                                    ------------
                                                                       1,059,532

ENERGY PRODUCERS 2.11%
Ocean Energy Inc.**                                       55,100         716,300
TOTAL ENERGY
(Cost $1,671,623)                                                      1,775,832
--------------------------------------------------------------------------------
HEALTHCARE 11.80%
DRUGS & HEALTHCARE PRODUCTS 6.56%
Elan PLC-ADR**                                             7,585         409,116
ESC Medical
         Systems Ltd.**                                   41,400         522,675
IDEXX Laboratories Inc.**                                 15,100         343,525
Sybron
         International Corp.**                            35,200         957,000
                                                                    ------------
                                                                       2,232,316

HEALTHCARE SERVICES 5.24%
Caremark Rx Inc.**                                        90,577         985,025
Omnicare Inc.                                             48,634         796,382
                                                                    ------------
                                                                       1,781,407

TOTAL HEALTHCARE
(Cost $3,188,537)                                                      4,013,723
--------------------------------------------------------------------------------
SERVICES 6.82%
BUSINESS SERVICES 4.82%
ACNielsen Corp.**                                         27,800         630,713
RH Donnelley Corp.**                                      19,300         441,487
Waste Connections Inc.**                                  22,800         570,000
                                                                    ------------
                                                                       1,642,200

CONSUMER SERVICES 2.00%
Sylvan Learning
         Systems Inc.**                                   49,300         677,875
TOTAL SERVICES
(Cost $2,101,651)                                                      2,320,075
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    77

                           STATEMENTS OF INVESTMENTS

                                                       SHARES      MARKET VALUE
                                                    ------------  --------------
TECHNOLOGY 11.35%
COMPUTER - HARDWARE 1.93%
Avocent Corp.**                                       11,900       $    547,400
InFocus Corp.**                                        3,500            108,500
                                                                   ------------
                                                                        655,900

COMPUTER SERVICES & SOFTWARE 1.76%
Bell & Howell Co.**                                   14,300            250,250
JDA Software
         Group Inc.**                                 28,600            346,775
                                                                   ------------
                                                                        597,025

ELECTRONICS 5.57%
APW Ltd.**                                            18,300            706,838
Avnet Inc.                                            20,600            363,075
Maxtor Corp.**                                        49,300            292,719
Quantum Corp.**                                       39,800            348,250
TTM Technologies Inc.**                               12,100            186,037
                                                                   ------------
                                                                      1,896,919

TELECOMMUNICATIONS 2.09%
Antec Corp.**                                         25,400            207,963
IDT Corp.**                                           19,300            501,800
                                                                   ------------
                                                                        709,763
TOTAL TECHNOLOGY
(Cost $5,300,944)                                                     3,859,607
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $31,230,615)                                                   32,231,528
-------------------------------------------------------------------------------
MUTUAL FUNDS 5.38%
Fidelity Institutional
         Money Market Fund                           345,000            345,000
Goldman Sachs
         Financial Square
         Prime Obligations
         Fund - FST Shares                         1,483,972          1,483,972
                                                                   ------------
                                                                      1,828,972

TOTAL MUTUAL FUNDS
(Cost $1,828,972)                                                     1,828,972
-------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED 1.73%
MUTUAL FUNDS 1.73%
AIM Liquid Assets Fund                               167,590            167,590
AIM Prime Portfolio Fund                                 556                556
Mitchell Hutchins
         Private Money
         Market Fund(2)                              420,359            420,359
                                                                   ------------
                                                                        588,505

TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $588,505)                                                         588,505
-------------------------------------------------------------------------------
Total Investments
(Cost $33,648,092)                                    101.86%      $ 34,649,005
Liabilities in Excess
of Other Assets                                        (1.86)%         (632,896)
                                                   ----------------------------
NET ASSETS                                            100.00%      $ 34,016,109
-------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
78             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND

                                                          SHARES OR
                                                          PRINCIPAL
                                                            AMOUNT    MARKET VALUE
                                                         ----------  --------------
COMMON STOCK 0.82%
REITS 0.82%
Host Marriott Corp.                                           2,400    $   28,500
Plum Creek Timber Co. Inc.                                    1,000        24,250
                                                                       ----------
                                                                           52,750
TOTAL COMMON STOCK
(Cost $50,920)                                                             52,750
---------------------------------------------------------------------------------
PREFERRED STOCK 0.39%
REITS 0.39%
Taubman Centers Inc. - Series A, 8.30%                        1,400        25,375
TOTAL PREFERRED STOCK
(Cost $24,988)                                                             25,375
---------------------------------------------------------------------------------
CORPORATE BONDS 95.36%
FINANCIAL 45.14%
FINANCIAL SERVICES 12.34%
Finova Capital Corp., 6.625%, 09/15/2001                 $   50,000        37,597
Ford Motor Credit Co., 7.875%, 06/15/2010                   750,000       758,729
                                                                       ----------
                                                                          796,326

INSURANCE 3.51%
Leucadia National Corp., 7.75%, 08/15/2013                  250,000       226,408

REITS 29.29%
Centerpoint Properties Corp., 6.75%, 04/01/2005             100,000        96,386
ERP Operating Ltd. Partnership, 7.57%, 08/15/2026           250,000       251,434
Health Care Property Investors Inc., 6.50%, 02/15/2006      250,000       226,700
Nationwide Health Properties Inc., 7.23%, 11/08/2006        150,000       132,843
New Plan Realty Trust, 7.75%, 04/06/2005                    250,000       247,741
Price Development Co. LP, 7.29%, 03/11/2008                 125,000       115,666
Prologis Trust, 7.95%, 05/15/2008                           200,000       197,759
Property Trust of America, 6.875%, 02/15/2008               375,000       365,145
Rouse Co., 8.50%, 01/15/2003                                250,000       256,005
                                                                       ----------
                                                                        1,889,679


--------------------------------------------------------------------------------
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

                           STATEMENTS OF INVESTMENTS

                                                                             PRINCIPAL
                                                                               AMOUNT     MARKET VALUE
                                                                             ----------   ------------
TOTAL FINANCIAL
(Cost $2,957,189)                                                                          $2,912,413
-----------------------------------------------------------------------------------------------------
INDUSTRIAL 24.64%
AEROSPACE & DEFENSE 3.94%
Raytheon Co., 6.50%, 07/15/2005                                              $  260,000       254,169

HEALTHCARE 4.28%
Tenet Healthcare Corp., 8.625%, 01/15/2007                                      275,000       276,031

HOTELS 12.81%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006                               150,000       134,557
Hilton Hotels Corp., 7.95%, 04/15/2007                                          250,000       247,793
Mirage Resorts Inc., 6.75%, 08/01/2007                                          150,000       138,700
Park Place Entertainment Corp., 8.50%, 11/15/2006                               300,000       305,848
                                                                                           ----------
                                                                                              826,898
MANUFACTURING 0.80%
Crown Cork & Seal Co Inc., 8.375%, 01/15/2005                                   100,000        51,500

OFFICE AUTOMATION & EQUIPMENT 0.42%
Xerox Corp., 5.50%,11/15/2003                                                    50,000        27,250

RETAIL 2.39%
Penney (JC) Co., 7.625%, 03/01/2097                                             120,000        48,269
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007                                 125,000       105,873
                                                                                           ----------
                                                                                              154,142
TOTAL INDUSTRIAL
(Cost $1,695,911)                                                                           1,589,990
-----------------------------------------------------------------------------------------------------
TRANSPORTATION 25.58%
AIRLINES 25.58%
AMR Corp., 10.00%, 04/15/2021                                                   350,000       381,546
Atlas Air Inc. Pass-Through Certificates, Series 991A, 7.20%, 01/02/2019        125,000       115,911
Continental Airlines Inc. Pass-Through Certificates, Series 99-2, Class B,
         7.566%, 03/15/2020                                                     250,000       240,586
Delta Airlines Inc., 7.70%, 12/15/2005                                          175,000       171,441
JET Equipment Trust, Series 1995, Class C, 9.71%, 08/15/2013(1)                 225,000       235,079
United AirLines Inc. Pass-Through Certificates, Series 95-A1,
         9.02%, 04/19/2012                                                      213,806       218,197


--------------------------------------------------------------------------------
80             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                                     PRINCIPAL
                                                                      AMOUNT      MARKET VALUE
                                                                    -----------   ------------
US Airways Inc. Pass-Through Certificates, Series 98-1,
         6.85%, 01/30/2018                                          $   145,006   $   133,848
US Airways Inc. Pass-Through Certificates, Series 99-1,
         8.36%, 07/20/2020                                              149,733       153,775
                                                                                  -----------
                                                                                    1,650,383
TOTAL TRANSPORTATION
(Cost $1,628,373)                                                                   1,650,383
---------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $6,281,473)                                                                   6,152,786
---------------------------------------------------------------------------------------------
MUTUAL FUNDS 2.45%
Goldman Sachs Financial Square Prime Obligations Fund - FST Shares      157,954       157,954
TOTAL MUTUAL FUNDS
(Cost $157,954)                                                                       157,954
---------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LENDING 0.35%
Mitchell Hutchins Private Money Market Fund(2)                           22,500        22,500
TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LENDING
(Cost $22,500)                                                                         22,500
---------------------------------------------------------------------------------------------
Total Investments (Cost $6,537,835)                                       99.37%   $6,411,365
Other Assets in Excess of Liabilities                                      0.63%       40,356
                                                                    -------------------------
NET ASSETS                                                               100.00%   $6,451,721
---------------------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND

                                                         PRINCIPAL
                                                          AMOUNT     MARKET VALUE
                                                        -----------  ------------
CORPORATE BONDS 51.08%
FINANCIAL 27.49%
BANKS 1.26%
Wachovia Corp., 7.45%, 07/15/2005                       $  350,000    $  354,186
Wells Fargo & Company, 7.80%, 06/15/2010                   300,000       313,325
                                                                      ----------
                                                                         667,511

FINANCIAL SERVICES 2.13%
Beneficial Corp., 6.25%, 02/18/2013                        450,000       445,267
Heller Financial, Inc., 7.125%, 09/28/2004                 375,000       372,730
Pemex Finance Ltd, 7.80%, 02/15/2013                       150,000       158,630
Transamerica Finance Corp., 7.25%, 08/15/2002              150,000       150,930
                                                                      ----------
                                                                       1,127,557

INSURANCE 3.07%
Aetna Services Inc., 7.125%, 08/15/2006                    750,000       752,288
Leucadia National Corp., 7.75%, 08/15/2013                 700,000       633,943
Phoenix Home Life Mutual, 6.95%, 12/01/2006                250,000       244,126
                                                                      ----------
                                                                       1,630,357

INVESTMENT BANKING/BROKERAGE 1.26%
Bear Stearns Companies Inc., 7.80%, 08/15/2007             200,000       200,826
Donaldson, Lufkin & Jenrette Inc., 5.875%, 04/01/2002      475,000       469,440
                                                                      ----------
                                                                         670,266

REITS 19.77%
AvalonProperties Inc., 6.875%, 12/15/2007                  225,000       220,905
AvalonBay Communities Inc., 8.25%, 07/15/2008              300,000       307,079
Camden Property Trust, 7.00%, 04/15/2004                   300,000       293,402
Centerpoint Properties Corp., 6.75%, 04/01/2005            400,000       385,542
Chelsea GCA Realty Partnership LP, 7.25%, 10/21/2007       300,000       282,966
Colonial Realty LP, 7.00%, 07/14/2007                      300,000       280,165
Corporate Property Investors, 7.75%, 08/15/2004(1)         600,000       603,475
CP Limited Partnership, 6.92%, 12/10/2004                  375,000       366,917
Crescent Real Estate Equities LP, 7.00%, 09/15/2002        300,000       285,085
Developers Diversified Realty, 6.95%, 07/23/2004           500,000       480,124
EOP Operating LP, 8.10%, 08/01/2010                        250,000       255,235


--------------------------------------------------------------------------------
82             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                               PRINCIPAL
                                                                AMOUNT      MARKET VALUE
                                                              -----------   ------------
Evans Withycombe Residential, 7.50%, 04/15/2004               $   375,000    $   376,130
Health Care Property Investors Inc., 6.50%, 02/15/2006            400,000        362,720
Kimco Realty Corp., 6.83%, 11/14/2005                           1,000,000        976,149
Liberty Property LP, 7.10%, 08/15/2004                            500,000        492,716
Nationwide Health Properties Inc., 7.23%, 11/08/2006              425,000        376,389
New Plan Realty Trust, 7.75%, 04/06/2005                        1,000,000        990,964
Price Development Co. LP, 7.29%, 03/11/2008                       200,000        185,065
Prologis Trust, 7.95%, 05/15/2008                                 350,000        346,078
Rouse Co., 8.50%, 01/15/2003                                      400,000        409,607
United Dominion Realty Trust, 7.02%, 11/15/2005                   500,000        480,915
Washington Real Estate Investment Trust, 7.125%, 08/13/2003       750,000        746,300
Weingarten Realty Investors, 7.22%, 06/01/2005                  1,000,000        992,801
                                                                             -----------
                                                                              10,496,729

TOTAL FINANCIAL
(Cost $14,638,361)                                                            14,592,420
----------------------------------------------------------------------------------------
INDUSTRIAL 12.95%
AEROSPACE & DEFENSE 2.43%
Lockheed Martin Corp., 7.70%, 06/15/2008                          500,000        518,770
Raytheon Co., 6.50%, 07/15/2005                                   790,000        772,283
                                                                             -----------
                                                                               1,291,053

CHEMICALS 1.03%
Borden Inc., 7.875%, 02/15/2023                                   500,000        344,716
Olin Corp., 8.00%, 06/15/2002                                     200,000        203,587
                                                                             -----------
                                                                                 548,303

HEALTHCARE 1.63%
Hillenbrand Industries Inc., 8.50%, 12/01/2011                    325,000        335,362
Tenet Healthcare Corp., 8.625%, 01/15/2007                        525,000        526,969
                                                                             -----------
                                                                                 862,331

HOTELS 4.56%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006                 500,000        448,523
Hilton Hotels Corp.:
         5.00%, 05/15/2006                                        350,000        288,312
         7.95%, 04/15/2007                                        600,000        594,702
Mirage Resorts Inc., 6.75%, 08/01/2007                            600,000        554,797
Park Place Entertainment Corp., 8.50%, 11/15/2006                 525,000        535,234
                                                                             -----------
                                                                               2,421,568



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
                           STATEMENTS OF INVESTMENTS

                                                                        PRINCIPAL
                                                                         AMOUNT     MARKET VALUE
                                                                       ----------   ------------
MEDIA - PUBLISHING - CABLE 2.53%
AT&T Corp., 6.00%, 03/15/2009                                          $  350,000    $  312,515
Time Warner Entertainment Co., 9.625%, 05/01/2002                       1,000,000     1,029,526
                                                                                     ----------
                                                                                      1,342,041

METALS 0.41%
Cyprus Amax Minerals Co., 6.625%, 10/15/2005                              225,000       218,707

RETAIL 0.36%
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007                           225,000       190,571
TOTAL INDUSTRIAL
(Cost $6,930,156)                                                                     6,874,574
-----------------------------------------------------------------------------------------------
TRANSPORTATION 8.68%
AIRLINES 8.68%
America West Airlines Inc. Pass-Through Certificates, Series 1999-1,
         Class G, 7.93%, 07/02/2020(1)                                    170,965       176,044
American Airlines Inc., Series 1991, 9.71%, 01/02/2007                    680,861       710,598
AMR Corp.:
         10.40%, 03/15/2011                                               250,000       280,580
         10.00%, 04/15/2021                                               400,000       436,053
Atlas Air Inc., Series 2000-1, Class A, 8.707%, 07/02/2021(1)             500,000       531,458
Continental Airlines Inc. Pass-Through Certificates, Series 962A,
         7.75%, 07/02/2014                                                452,632       459,582
Continental Airlines Inc. Pass-Through Certificates, Series 99-2,
         Class B, 7.566%, 03/15/2020                                      194,530       192,469
Delta Air Lines Inc., 7.70%, 12/15/2005                                   300,000       293,898
JET Equipment Trust, Series 1995, Class C, 9.71%, 08/15/2013(1)           350,000       365,678
United AirLines Inc. Pass-Through Certificates, Series 95-A1,
         9.02%, 04/19/2012                                                855,225       872,787
US Airways Inc. Pass-Through Certificates, Series 98-1,
         6.85%, 01/30/2018                                                314,179       290,004
                                                                                     ----------
                                                                                      4,609,151
TOTAL TRANSPORTATION
(Cost $4,791,005)                                                                     4,609,151
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
84             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                                          PRINCIPAL
                                                                           AMOUNT     MARKET VALUE
                                                                        -----------   ------------
UTILITIES 1.96%
ELECTRIC - INTEGRATED 1.96%
Edison International, 6.875%, 09/15/2004                                $   400,000    $   395,527
Midamerican Energy Co., 7.375%, 08/01/2002                                  250,000        250,861
Western Resources Inc., 7.25%, 08/15/2002                                   400,000        391,285
                                                                                       -----------
                                                                                         1,037,673
TOTAL UTILITIES
(Cost $1,042,931)                                                                        1,037,673
--------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $27,402,453)                                                                      27,113,818
--------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS
& MORTGAGE-BACKED SECURITIES 32.03%
ASSET-BACKED SECURITIES 5.03%
Aerofreighter Finance Trust - Series A, Class A, 7.85%, 12/30/2009(1)       266,009        265,951
American Express Master Trust, Series 98-1A, 5.90%, 05/15/2003              500,000        496,362
AmeriCredit Automobile Receivables Trust, Series 1999-B, Class A4,
         5.96%, 03/12/2002                                                  250,000        248,756
Arcadia Automobile Receivables Trust, Series 1999-C, Class A3,
         7.20%, 06/15/2007                                                  181,260        184,096
California Infrastructure PG&E-1, Series 1997-1, Class A-6,
         6.32%, 09/25/2005                                                  200,000        200,243
COMED Transitional Funding Trust, Series 1998-1, Class A6,
         5.63%, 06/25/2009                                                  150,000        144,119
Household Automobile Revolving Trust I, Series 1998-1, Class B1,
         6.30%, 05/17/2005                                                   82,972         82,705
John Deere Owner Trust, Series 1999-A, Class A4,
         6.12%, 10/17/2005                                                  375,000        371,432
Newcourt Equipment Trust Securities, Series 1998-1, Class A3,
         5.24%, 12/20/2002                                                  125,948        125,278
Sears Credit Account Master Trust, Series 1999-2, Class A,
         6.35%, 02/15/2003                                                  300,000        300,452
WFS Financial Owner Trust, Series 2000-A, Class A3,
         7.22%, 09/20/2004                                                  250,000        253,362
                                                                                       -----------
                                                                                         2,672,756



--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

                                                                       PRINCIPAL
                                                                        AMOUNT      MARKET VALUE
                                                                      -----------   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 0.29%
Collateralized Mortgage Securities Corp., Series 1988-4, Class B,
         8.75%, 04/20/2019                                            $   148,413   $   151,261

MORTGAGE-BACKED SECURITIES 26.71%
FHLMC Gold Pool, #C00909, 7.00%, 01/01/2030                                97,198        96,441
FHLMC Gold Pool, #C01008, 7.00%, 06/01/2030                             1,496,066     1,483,150
FHLMC Gold Pool, #C31604, 7.50%, 10/01/2029                               143,834       145,116
FHLMC Gold Pool, #C35372, 7.00%, 01/01/2030                                77,430        76,827
FHLMC Gold Pool, #C35377, 7.00%, 01/01/2030                               115,828       114,925
FHLMC Gold Pool, #C42140, 7.00%, 09/01/2030                             3,172,489     3,145,101
FHLMC Gold Pool, #C43530, 7.50%, 10/01/2030                             4,921,903     4,962,999
FHLMC Gold Pool, #G00336, 6.00%, 10/01/2024                             1,613,229     1,547,819
FNMA Pool, #303845, 7.00%, 05/01/2011                                     569,503       574,103
FNMA Pool, #524784, 7.00%, 01/01/2030                                   1,029,618     1,020,489
FNMA Pool, #529027, 7.00%, 02/01/2030                                     489,530       485,190
GNMA Pool ,#780019, 9.50%, 12/15/2009                                     499,810       526,293
                                                                                    -----------
                                                                                     14,178,453
TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS &
MORTGAGE-BACKED SECURITIES
(Cost $16,516,055)                                                                   17,002,470
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & TREASURIES 13.57%
U.S. GOVERNMENT AGENCIES 1.89%
Federal National Mortgage Assoc.:
         5.125%, 02/13/2004                                               500,000       485,709
         7.00%, 07/15/2005                                                500,000       515,076
                                                                                    -----------
                                                                                      1,000,785

U.S. GOVERNMENT TREASURIES 11.68%
U.S Treasury Bonds:
         6.875%, 08/15/2025                                             2,500,000     2,866,230
U.S. Treasury Notes:
         6.00%, 08/15/2009                                              2,250,000     2,326,948
         7.875%, 08/15/2001                                               750,000       759,132
         6.25%, 04/30/2001                                                250,000       250,152
                                                                                    -----------
                                                                                      3,336,232
TOTAL U.S. GOVERNMENT AGENCIES & TREASURIES
(Cost $6,993,979)                                                                     7,203,247
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
86             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                                       PRINCIPAL
                                                                        AMOUNT        MARKET VALUE
                                                                     -------------    -------------
MUTUAL FUNDS 2.13%
Goldman Sachs Financial Square Prime Obligations Fund - FST Shares   $   1,133,869    $   1,133,869
TOTAL MUTUAL FUNDS
(Cost $1,133,869)                                                                         1,133,869
---------------------------------------------------------------------------------------------------
Total Investments (Cost $52,046,356)                                         98.81%   $  52,453,404
Other Assets in Excess of Liabilities                                         1.19%         630,510
                                                                     ------------------------------
NET ASSETS                                                                  100.00%   $  53,083,914
---------------------------------------------------------------------------------------------------

See Notes to Statements of Investments


--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND

                                                                                   BOND RATING  PRINCIPAL
                                                                                   MOODY'S/S&P    AMOUNT      MARKET VALUE
                                                                                   -----------  -----------   ------------
CERTIFICATES OF PARTICIPATION 4.52%
Bent County, Certificate of Participation, Jail Facility
         and County Project Lease Purchase Agreement,
         4.50%, 12/01/2010, Optional anytime @ 100.00,
         Asset Guaranty                                                                 NR/AA   $   200,000   $   185,590
Colorado State Board of Agriculture, Certificate of
         Participation, CSU Research Foundation Master
         Lease Purchase Agreement, 6.45%, 11/01/2001,
         Optional anytime @ 100.00, MBIA                                              Aaa/AAA        40,000        40,719
Fremont County, Certificate of Participation, Lease
         Purchase Agreement, 5.125%, 12/15/2011,
         Optional anytime @ 100.00, MBIA                                              Aaa/AAA       500,000       501,160
Larimer County, Certificate of Participation, Courthouse
         & Jail Facilities Lease Purchase Agreement, 4.75%,
         12/15/2009, Optional anytime @ 100.00, FSA                                   Aaa/AAA       500,000       500,360
Moffat County, Certificate of Participation, Public
         Safety Center Project Lease Purchase Agreement,
         4.75%, 06/01/2009, Optional anytime @ 100.00,
         AMBAC                                                                        Aaa/AAA       100,000       100,082
Weld County, Certificate of Participation, Correctional
         Facilities Lease Purchase Agreement, 5.35%,
         8/01/2010, Optional anytime @ 100.00, MBIA                                   Aaa/AAA       510,000       524,158
                                                                                                              -----------
TOTAL CERTIFICATES OF PARTICIPATION
(Cost $1,845,776)                                                                                               1,852,069
-------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS 62.34%
COUNTY/CITY/SPECIAL DISTRICT/SCHOOL DISTRICT 62.34%
Adams County School District 12, 6.125%,
12/15/2007, Optional 12/15/2003 @ 100.00, FGIC                                        Aaa/AAA       500,000       520,740
Adams & Arapahoe Counties Joint School District 28J:
         5.75%, 12/01/2006, MBIA                                                      Aaa/AAA       100,000       106,104
         5.35%, 12/01/2015, Escrowed to Maturity                                      Aa3/AA-       260,000       264,295
Adams & Arapahoe Counties School District 29J,
         5.40%, 12/01/2009, Optional 12/01/2006 @
         100.00, MBIA                                                                 Aaa/AAA       100,000       103,386




--------------------------------------------------------------------------------
88             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                              BOND RATING    PRINCIPAL
                                                              MOODY'S/S&P      AMOUNT      MARKET VALUE
                                                              -----------   ------------   ------------
Adams & Weld Counties School District 27J, 5.55%,
         12/01/2009, Optional 12/01/2006 @ 100.00, FGIC           Aaa/AAA   $    250,000   $    260,402
Arapahoe County School District 1, 5.25%, 12/01/2013,
         Optional 12/01/2008 @ 100.00, FSA                        Aaa/AAA        500,000        504,895
Arapahoe County School District 2, 6.75%, 12/01/2004,
         Escrowed to Maturity                                      Aa3/NR         25,000         27,033
Arapahoe County School District 5, 5.50%, 12/15/2006               Aa2/AA        500,000        524,165
Arapahoe County School District 6, 5.50%, 12/01/2006               Aa2/AA        250,000        262,015
Archuleta & Hinsdale Counties Joint School District 50 JT,
         5.50%, 12/01/2014, Optional 12/01/2006 @ 101.00,
         MBIA                                                     Aaa/AAA        250,000        256,180
Archuleta & La Plata Counties School District No. 10 JT-R,
         4.20%, 12/01/2010, Optional 12/01/2008 @ 100.00,
         MBIA                                                     Aaa/AAA        150,000        141,719
Basalt & Rural Fire Protection District, Eagle & Pitkin
         Counties, 5.20%, 12/01/2015, Optional 12/01/2006
         @ 100.00, AMBAC                                          Aaa/AAA        100,000         99,668
Boulder County Open Space Acquisition, 5.40%,
         08/15/2015, Optional 08/15/2010 @100                     Aa1/AA+        500,000        508,015
Boulder & Gilpin Counties, Boulder Valley School
District Re-2:
         5.90%, 10/15/2003, Optional 10/15/2001 @ 100.00           Aa3/AA        500,000        505,940
         5.50%, 12/01/2005, FGIC                                  Aaa/AAA        100,000        104,299
         6.25%, 10/15/2006, Optional 10/15/2001 @100.00            Aa3/AA        100,000        101,480
         5.00%, 12/01/2011, Optional 12/01/2007 @
                  100.00, FGIC                                    Aaa/AAA      1,000,000      1,006,600
Boulder, Larimer, & Weld Counties, St. Vrain Valley
School District Re-1J:
         5.50%, 12/15/2004, Optional 12/15/2002 @
                  101.00, MBIA                                    Aaa/AAA        100,000        102,849
         6.00%, 12/15/2010, Optional 12/15/2002 @
                  101.00, MBIA                                    Aaa/AAA        100,000        103,356
Brighton, Adams County, Water, 6.625%, 12/01/2011,
         Prerefunded 12/01/2001 @ 101.00, MBIA                    Aaa/AAA        205,000        211,511
Carbondale & Rural Fire Protection District, Garfield,
         Gunnison & Pitkin Counties, 5.20%, 12/01/2010,
         Optional 12/01/2004 @ 101.00, AMBAC                      Aaa/AAA        100,000        101,987
Chaffee County School District R-31, 5.10%, 12/01/2009,
         Optional 12/01/2006 @ 100.00, FSA                        Aaa/AAA        150,000        152,755




--------------------------------------------------------------------------------
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

                           STATEMENTS OF INVESTMENTS

                                                               BOND RATING   PRINCIPAL
                                                               MOODY'S/S&P     AMOUNT     MARKET VALUE
                                                               -----------  ------------  ------------
Chaffee & Fremont Counties School District R-32J, 5.00%,
         12/01/2012, Optional 12/01/2007 @ 100.00, FSA            Aaa/AAA   $   425,000   $   425,213
City & County of Denver Board Water Commissioners,
         5.50%, 10/01/2011                                        Aa2/AA+       250,000       264,090
Clear Creek County School District Re-1, 5.40%,
         12/01/2011, Optional 12/01/2005 @ 100.00, MBIA           Aaa/AAA       250,000       255,380
Denver City & County Various Purposes, 5.25%,
         08/01/2005                                               Aa2/AA+       500,000       514,515
Douglas & Elbert Counties School District Re-1:
         5.75%, 12/15/2005, Optional 12/15/2001 @
                  101.00, FGIC                                    Aaa/AAA       250,000       255,412
         6.15%, 12/15/2008, Optional 12/15/2004 @
                  101.00, MBIA                                    Aaa/AAA       250,000       265,295
         6.50%, 12/15/2016, Prerefunded 12/15/2004
                  @ 101.00                                        Aaa/AAA       500,000       540,635
Eagle, Garfield & Routt Counties School District Re-50J:
         5.75%, 12/01/2003, Optional 12/01/2002 @
                  100.00, FGIC                                    Aaa/AAA       200,000       204,896
         4.40%, 12/01/2010, Optional 12/01/2009 @
                  101.00, FGIC                                    Aaa/AAA       500,000       482,210
         5.25%, 12/01/2015, Optional 12/01/2009 @
                  101.00, FGIC                                    Aaa/AAA     1,000,000     1,001,050
El Paso County School District 2:
         5.70%, 12/01/2014, Prerefunded 12/01/2005
                  @ 100.00                                         Aa3/NR       100,000       104,899
         5.25%, 12/01/2012, Optional 12/01/2010 @
                  100.00, MBIA                                    Aaa/AAA       250,000       255,145
El Paso County School District 12, 5.90%, 09/15/2004               Aa1/NR        80,000        83,958
El Paso County School District 20, 5.70%, 12/15/2006,
         FGIC                                                     Aaa/AAA       250,000       264,692
El Paso County School District 38, 4.60%, 12/01/2013,
         Optional 12/01/2008 @ 100.00, AMBAC                      Aaa/AAA       275,000       258,978
El Paso County School District 49:
         6.75%, 12/01/2004, Optional 12/01/2000 @ 100.00,
                  MBIA                                            Aaa/AAA       125,000       126,350
         6.00%, 12/01/2009; Sinking Fund 12/01/2007 @
                  100.00, FSA                                     Aaa/AAA     1,000,000     1,091,630
Elbert County School District C-1 Elizabeth, 4.40%,
         12/01/2011, Optional 12/01/2009 @ 100.00                 Aa3/AA-       250,000       235,448
Fort Collins, Larimer County, Water, 5.55%, 12/01/2003,
         Optional 12/01/2002 @ 101.00                              Aa1/AA       200,000       206,128



--------------------------------------------------------------------------------
90             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                               BOND RATING   PRINCIPAL
                                                               MOODY'S/S&P     AMOUNT     MARKET VALUE
                                                               -----------  ------------  ------------
Garfield, Pitkin & Eagle Counties Roaring Fork School
District Re-1:
         5.125%, 12/15/2010, Optional 12/15/2005 @
                  102.00, MBIA                                   Aaa/AAA   $   500,000   $   509,265
         6.60%, 12/15/2014, Prerefunded 06/15/2004 @
                  101.00, MBIA                                   Aaa/AAA       250,000       269,083
Grand County, East Grand School District 2, 5.00%,
         12/01/2017, Optional 12/01/2008 @ 100.00, AMBAC         Aaa/AAA       500,000       481,080
Greenwood South Metropolitan District, Arapahoe County,
         5.50%, 12/01/2004, MBIA                                 Aaa/AAA       250,000       259,127
Gunnison & Saguache Counties, Watershed School
         District Re-1J, 6.00%, 12/01/2005, MBIA                 Aaa/AAA       150,000       159,767
Jefferson County School District R-1:
         5.75%, 12/15/2003, Prerefunded 12/15/2002 @
                  101.00, AMBAC                                  Aaa/AAA       100,000       103,525
         5.90%, 12/15/2004, Prerefunded 12/15/2002 @
                  101.00, AMBAC                                  Aaa/AAA       500,000       519,065
         5.25%, 12/15/2011, Optional 12/15/2008 @ 101.00,
                  FGIC                                           Aaa/AAA       750,000       770,850
La Plata County School District 9-R, 6.60%, 11/01/2017,
         Optional 11/01/2002 @ 101.00, FGIC                      Aaa/AAA       500,000       518,520
Larimer County, Poudre School District R-1:
         5.50%, 12/15/2008                                       Aa3/AA-       500,000       526,200
         7.00%, 12/15/2008, Prerefunded 12/15/2001 @ 101.00        NR\NR       125,000       129,475
         5.00%, 12/15/2016, Optional 12/15/2008 @
                  100.00, FSA                                    Aaa/AAA       500,000       484,880
Larimer, Weld, & Boulder Counties, Thompson School
District R2-J:
         5.40%, 12/15/2013, Optional 06/15/2007 @
                  101.00, FGIC                                   Aaa/AAA       500,000       510,205
         5.45%, 12/15/2016, Optional 06/15/2007 @ 101.00,
                  FGIC                                           Aaa/AAA       250,000       252,738
Mesa County Valley School District 51:
         6.00%, 12/01/2006, MBIA                                 Aaa/AAA     1,000,000     1,074,010
         5.40%, 12/01/2012, Optional 12/01/2006 @
                  101.00, MBIA                                   Aaa/AAA       500,000       511,935
Morgan County School District Re-3, Fort Morgan, 4.80%,
         12/01/2018, Optional 12/01/2009 @ 100.00, AMBAC         Aaa/AAA       500,000       460,680
Park County Platte Canyon School District 1, 4.30%,
         12/01/2010, Optional 12/01/2008 @ 101.00, MBIA          Aaa/AAA       250,000       238,155



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
                           STATEMENTS OF INVESTMENTS

                                                             BOND RATING   PRINCIPAL
                                                             MOODY'S/S&P     AMOUNT     MARKET VALUE
                                                             -----------  ------------  ------------
Poudre Valley Hospital District, Larimer County, 5.375%,
         11/15/2007, Optional 11/15/2003 @ 100.00                Aa/AA-   $ 1,000,000   $ 1,021,090
Pueblo County School District 70, 5.00%, 12/01/2011,
         Optional 12/01/2007 @ 100.00, AMBAC                    Aaa/AAA       225,000       226,301
Pueblo, Pueblo County Limited Tax:
         5.80%, 06/01/2011, Optional 06/01/2006 @
                  100.00, MBIA                                  Aaa/AAA       200,000       209,006
         6.00%, 06/01/2016, Optional 06/01/2006 @
                  100.00, MBIA                                  Aaa/AAA       250,000       259,735
Rio Grande County School District C-8, 5.35%,
         11/15/2011, Optional 11/15/2005 @ 100.00, FSA          Aaa/AAA       150,000       152,873
Routt County School District Re-2, 5.05%, 12/01/13,
         Optional 12/01/2007 @ 100.00, MBIA                     Aaa/AAA       250,000       248,980
San Miguel & Montrose Counties, School District R-2J,
         5.00%, 12/01/2012, Optional 12/01/2007 @
         100.00, MBIA                                           Aaa/AAA       100,000       100,050
San Miguel County School District R-1, 5.50%,
         12/01/2012, Optional 12/01/2005 @ 101.00, MBIA         Aaa/AAA       250,000       257,128
South Suburban Park and Recreation District, Arapahoe,
         Douglas & Jefferson Counties, 5.00%, 12/15/2012,
         Optional 12/15/2008 @ 100.00, FGIC                     Aaa/AAA       250,000       250,175
Summit County School District Re-1, 6.55%, 12/01/2009,
         Prerefunded 12/01/2004 @ 100.00, FGIC                  Aaa/AAA     1,000,000     1,074,090
Thornton, Adams County, Water, 6.00% , 12/01/2005,
         Optional 12/01/2002 @ 101.00, FGIC                     Aaa/AAA       250,000       259,442
Upper San Juan Hospital District, Archuleta, Hinsdale &
         Mineral Counties, 4.65%, 11/01/2013, Optional
         11/01/2007 @ 100.00, MBIA                              Aaa/AAA       115,000       108,997
Weld County School District Re-4, 5.30%, 12/01/2010,
         Optional 12/01/2005 @ 100.00, MBIA                     Aaa/AAA       150,000       153,754
Weld County School District 6, 5.50%, 12/01/2006                 Aa3/AA       250,000       261,748
Woodland Park, Teller County, Water, 6.30%, 07/01/2008,
         Optional 01/08/2001 @ 101.00, FGIC                     Aaa/AAA       100,000       101,103
Wray Community Hospital District, Yuma County, 5.00%,
         10/15/2011, Optional 10/15/2004 @ 100.00, AMBAC        Aaa/AAA       250,000       249,777
                                                                                       ------------
TOTAL GENERAL OBLIGATION BONDS
(Cost $25,415,004)                                                                       25,518,127
---------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
92             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                             BOND RATING   PRINCIPAL
                                                             MOODY'S/S&P     AMOUNT     MARKET VALUE
                                                             -----------  ------------  ------------
REVENUE BONDS 26.37%
SPECIAL TAX 10.67%
Boulder County Sales & Use Tax:
         5.75%, 12/15/2004, Prerefunded, Escrowed to
                  Maturity, FGIC                                Aaa/AAA   $    65,000   $    67,962
         5.75%, 12/15/2004, FGIC                                Aaa/AAA       435,000       454,927
Boulder Urban Renewal Authority Tax Increment, 6.00%,
         03/01/2002, Optional 03/01/2001 @ 100.00, MBIA         Aaa/AAA       250,000       250,935
Castle Rock, Douglas County Sales & Use Tax, 5.25%,
         06/01/2006, FSA                                        Aaa/AAA       200,000       206,482
Commerce City, Adams County Sales & Use Tax, 5.375%,
         08/01/2007, Optional 08/01/2003 @ 101.00, MBIA         Aaa/AAA       100,000       102,695
Denver City & County Excise Tax, 5.25%, 9/01/2008, FSA          Aaa/AAA       500,000       518,320
Douglas County Sales & Use Tax Open Space, 6.00%,
         10/15/2009, FSA                                        Aaa/AAA       500,000       545,250
Glenwood Springs, Garfield County Sales & Use Tax, 4.25%,
         10/01/2010, Optional 10/01/2009 @ 101.00, MBIA         Aaa/AAA       250,000       236,962
Greeley, Weld County Sales & Use Tax:
         4.80%, 10/01/2015, Optional 10/01/2008 @ 100.00,
                  MBIA                                          Aaa/AAA       250,000       236,487
         5.15%, 10/01/2015, Optional 10/01/2010 @100.00,
                  MBIA                                          Aaa/AAA       500,000       495,755
Ignacio, La Plata County Sales Tax, 4.75%, 12/01/2009,
         AMBAC                                                  Aaa/AAA       150,000       150,138
Jefferson County Open Space Sales & Use Tax, 5.00%,
         11/01/2012, Optional 11/01/2009 @ 100.00, FGIC         Aaa/AAA       500,000       500,420
Lafayette, Boulder County Sales & Use Tax, 6.40%,
         11/15/2004, Prerefunded 11/15/2001 @ 100.00,
         AMBAC                                                  Aaa/AAA       150,000       152,867
Longmont, Boulder County Sales & Use Tax, 5.50%,
         11/15/2015, Optional 11/15/2010 @ 100.00                 NR/AA       300,000       305,835
Montrose, Montrose County General Fund Excise Tax
         Revenue, 5.00%, 12/01/2017, Optional 12/01/2008
         @ 100.00, AMBAC                                        Aaa/AAA       150,000       144,324
                                                                                        -----------
                                                                                          4,369,359

UTILITY 15.70%
Boulder, Boulder County Water & Sewer:
         5.75%, 12/01/2006, Optional 12/01/2002 @ 100.00        Aa2/AA+        75,000        76,693
         5.50%, 12/01/2011, Optional 12/01/2006 @ 100.00        Aa2/AA+       500,000       515,305
Broomfield Water Activity Enterprise, 5.50%, 12/01/2018,
         Optional 12/01/2010 @ 101.00, MBIA                      Aaa/NR       500,000       505,505



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

                           STATEMENTS OF INVESTMENTS

                                                                 BOND RATING   PRINCIPAL
                                                                 MOODY'S/S&P     AMOUNT     MARKET VALUE
                                                                 -----------  ------------  ------------
Colorado Springs, El Paso County Utilities Systems:
         6.40%, 11/15/2002, Optional 11/15/2001 @ 102.00             Aa2/AA   $   100,000   $   103,666
         5.75%, 11/15/2010, Optional 11/15/2006 @ 100.00             Aa2/AA       250,000       263,025
         6.50%, 11/15/2015, Optional 11/15/2001 @ 102.00             Aa2/AA       250,000       258,767
Colorado Water Resources & Power Development
         Authority, Clean Water, 5.40%, 09/01/2011, Optional
         09/01/2010 @100.00                                         Aaa/AAA       500,000       521,270
Colorado Water Resources & Power Development
         Authority, Small Water Resources, 5.70%, 11/01/2015,
         Optional 11/01/2010 @ 100.00,FGIC                          Aaa/AAA       500,000       518,120
Fort Collins, Larimer County Wastewater Utility Enterprise,
         Sewer, 5.375%, 12/01/2009, Optional 12/01/2005 @
         100.00, FGIC                                               Aaa/AAA       250,000       256,890
Fort Collins, Larimer County Water Utility Enterprise,
         4.25%, 12/01/2009, Optional 12/01/2008 @
         100.00, FSA                                                Aaa/AAA       500,000       481,090
Little Thompson Water District, Larimer, Weld &
         Boulder Counties, 5.50%, 12/01/2011, Optional
         12/01/2005 @ 101.00, MBIA                                  Aaa/AAA       500,000       516,885
Mesa County, Sewer, 5.85%, 11/01/2005, Optional
         11/01/2002 @ 100.00, FGIC                                  Aaa/AAA       500,000       511,895
Metropolitan Denver Sewage Disposal District 1, Sewer,
         5.45%, 04/01/2003, Escrowed to Maturity                    Aaa/AAA       500,000       510,770
Municipal Subdistrict, Northern Colorado Water
Conservancy District:
         5.85%, 12/01/2002, AMBAC                                   Aaa/AAA       500,000       513,660
         5.25%, 12/01/2015, Optional 12/01/2007 @ 100.00,
         AMBAC                                                      Aaa/AAA       250,000       250,217
Platte River Power Authority Series BB, 5.75%,
         06/01/2004, Optional 06/01/2002 @ 102.00                    Aa3/A+       500,000       520,135
Westminster, Adams County Water & Wastewater Utility
         Enterprise, 6.25%, 12/01/2014, Optional 12/01/2004
         @ 100.00, AMBAC                                            Aaa/AAA       100,000       104,543
                                                                                           ------------
                                                                                              6,428,436
TOTAL REVENUE BONDS
(Cost $10,687,068)                                                                           10,797,795
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
94             Semi-Annual Report November 30, 2000 (Unaudited)

                           STATEMENTS OF INVESTMENTS

                                                                 BOND RATING    PRINCIPAL
                                                                 MOODY'S/S&P      AMOUNT       MARKET VALUE
                                                                 -----------  ------------     ------------
MUTUAL FUNDS 4.81%
Dreyfus Municipal Money Market Fund                                           $   1,822,999    $   1,822,999
Fidelity Institutional Money Market Tax Exempt Fund                                 145,000          145,000
                                                                                               -------------
                                                                                                   1,967,999
TOTAL MUTUAL FUNDS
(Cost $1,967,999)                                                                                  1,967,999
------------------------------------------------------------------------------------------------------------
Total Investments (Cost $39,915,847)                                                  98.04%   $  40,135,990
Other Assets in Excess of Liabilities                                                  1.96%         800,403
                                                                              ------------------------------
NET ASSETS                                                                           100.00%   $  40,936,393
------------------------------------------------------------------------------------------------------------

Notes to Statements of Investments

**Non-income producing security.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Security exempt from registration under Rule 4(2) of the Securities Act of 1933 and not subject to the Fund's investment limitations in other investment companies.

(3) Security purchased through a private placement transaction and has certain restrictions on its resale, as defined in the Securities Act of 1933, and is therefore considered an illiquid investment.



--------------------------------------------------------------------------------
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

                      STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE EQUITY GROWTH FUNDS

                                                           WESTCORE          WESTCORE        WESTCORE
                                                             MIDCO          GROWTH AND       SMALL-CAP
                                                          GROWTH FUND      INCOME FUND     GROWTH FUND
                                                         -------------    -------------    -------------
ASSETS
Investments at value (cost- see below)                  $ 187,591,758    $  18,626,492    $  31,043,605
        - see accompanying statements
Receivable for investments sold                              4,652,544          215,726        2,826,845
Dividends and interest receivable                              211,437           12,892            6,429
Receivable for fund shares subscribed                        3,782,607            2,763           38,907
Receivable from investment adviser                                   0                0                0
Investment for trustee deferred
         compensation plan                                     236,553            6,691            1,336
Prepaid and other assets                                        66,811            9,994           27,314
--------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               196,541,710       18,874,558       33,944,436
--------------------------------------------------------------------------------------------------------
LIABILITIES
Collateral received from broker for
         securities lending transactions                    22,351,400          225,000                0
Payable for investments purchased                            5,264,319          246,850          296,333
Payable for fund shares redeemed                                24,433                0        1,962,130
Payable for investment advisory fee                             70,057            3,457           18,587
Payable for administration fee                                  44,472            3,689            9,860
Dividends payable                                                    0                0                0
Payable for trustee deferred
         compensation plan                                     236,553            6,691            1,336
Other payables                                                 188,096           21,630           13,723
--------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           28,179,330          507,317        2,301,969
--------------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 168,362,380    $  18,367,241    $  31,642,467
========================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                          $  57,372,385    $  10,825,247    $  37,744,730
(Over)/Undistributed net investment income                    (911,031)         (55,395)         (37,377)
Accumulated net realized gain (loss) on
         investments and foreign currency transactions     107,404,242        3,073,271       (1,387,605)
Net unrealized appreciation/(depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies       4,496,784        4,524,118       (4,677,281)
--------------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 168,362,380    $  18,367,241    $  31,642,467
========================================================================================================
NET ASSET VALUE PER SHARE
Net Assets                                               $ 168,362,380    $  18,367,241    $  31,642,467
Shares of beneficial interest outstanding                   11,006,430        1,265,845        1,558,393
Net asset value and redemption price per share           $       15.30    $       14.51    $       20.30
--------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                      $ 183,094,974    $  14,102,374    $  35,720,886
========================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
96             Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                          WESTCORE        WESTCORE         WESTCORE
                                                           SELECT       INTERNATIONAL    INTERNATIONAL
                                                            FUND        FRONTIER FUND    SELECT FUND
                                                         ------------   -------------    ------------
ASSETS
Investments at value (cost- see below)                  $ 26,690,387    $ 31,148,246    $ 15,615,701
        - see accompanying statements
Receivable for investments sold                            11,645,285         389,911          54,398
Dividends and interest receivable                              17,434          20,807           3,545
Receivable for fund shares subscribed                          13,003          79,905       1,395,994
Receivable from investment adviser                                  0               0           3,156
Investment for trustee deferred
         compensation plan                                      1,812             828               0
Prepaid and other assets                                       38,868          37,299          19,704
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               38,406,789      31,676,996      17,092,498
-----------------------------------------------------------------------------------------------------
LIABILITIES
Collateral received from broker for
         securities lending transactions                            0               0               0
Payable for investments purchased                           4,092,437         820,886       5,356,059
Payable for fund shares redeemed                                    0         127,982             303
Payable for investment advisory fee                            11,238          21,158               0
Payable for administration fee                                  9,036           8,127               0
Dividends payable                                                   0               0               0
Payable for trustee deferred
         compensation plan                                      1,812             828               0
Other payables                                                 17,368          12,333           6,723
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                           4,131,891         991,314       5,363,085
-----------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 34,274,898    $ 30,685,682    $ 11,729,413
=====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                          $ 22,146,615    $ 35,612,832    $ 12,584,980
(Over)/Undistributed net investment income                     47,965          (3,206)         23,162
Accumulated net realized gain (loss) on
         investments and foreign currency transactions     12,451,894      (1,431,056)        (74,048)
Net unrealized appreciation/(depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies       (371,576)     (3,492,888)       (804,681)
-----------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 34,274,898    $ 30,685,682    $ 11,729,413
=====================================================================================================
NET ASSET VALUE PER SHARE
Net Assets                                               $ 34,274,898    $ 30,685,682    $ 11,729,413
Shares of beneficial interest outstanding                   1,619,638       3,169,152       1,279,205
Net asset value and redemption price per share           $      21.16    $       9.68    $       9.17
-----------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                      $ 27,061,963    $ 34,641,037    $ 16,420,382
=====================================================================================================

See Notes to Financial Statements



--------------------------------------------------------------------------------
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
                      STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE EQUITY VALUE FUNDS


                                                          WESTCORE         WESTCORE         WESTCORE
                                                          BLUE CHIP         MID-CAP         SMALL-CAP
                                                             FUND      OPPORTUNITY FUND  OPPORTUNITY FUND
                                                         -----------   ----------------  ----------------
ASSETS
Investments at value (cost- see below)                   $ 50,095,581    $  3,269,125       $ 34,649,005
        - see accompanying statements
Receivable for investments sold                               354,181           3,982                  0
Dividends and interest receivable                              59,943           4,177             31,044
Receivable for fund shares subscribed                           2,067              50            102,428
Receivable from investment adviser                                  0           3,436                  0
Investment for trustee deferred
         compensation plan                                     19,808             247             14,180
Prepaid and other assets                                       14,813          16,111             10,312
--------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               50,546,393       3,297,128         34,806,969
--------------------------------------------------------------------------------------------------------
LIABILITIES
Collateral received from broker for
         securities lending transactions                            0               0            588,180
Payable for investments purchased                               8,080          28,686            112,957
Payable for fund shares redeemed                                  644               0              1,168
Payable for investment advisory fee                            21,618               0             15,473
Payable for administration fee                                 12,497               0              8,043
Dividends payable                                                   0               0                  0
Payable for trustee deferred
         compensation plan                                     19,808             247             14,180
Other payables                                                 40,225          13,064             50,859
--------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             102,872          41,997            790,860
--------------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 50,443,521    $  3,255,131       $ 34,016,109
========================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                          $ 36,956,505    $  2,768,168       $ 41,042,310
(Over)/Undistributed net investment income                    (47,852)         (7,413)           (56,884)
Accumulated net realized gain (loss) on
         investments and foreign currency transactions      8,264,312         482,750         (7,970,230)
Net unrealized appreciation/(depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies      5,270,556          11,626          1,000,913
--------------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 50,443,521    $  3,255,131       $ 34,016,109
========================================================================================================
NET ASSET VALUE PER SHARE
Net Assets                                               $ 50,443,521    $  3,255,131       $ 34,016,109
Shares of beneficial interest outstanding                   3,533,197         234,450          1,563,744
Net asset value and redemption price per share           $      14.28    $      13.88       $      21.75
--------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                      $ 44,825,025    $  3,257,499       $ 33,648,092
========================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
98             Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE BOND FUNDS

                                                          WESTCORE        WESTCORE        WESTCORE
                                                          FLEXIBLE        PLUS BOND       COLORADO
                                                         INCOME FUND        FUND       TAX-EXEMPT FUND
                                                         ------------    ------------  ----------------
ASSETS
Investments at value (cost- see below)                   $  6,411,365    $ 52,453,404    $ 40,135,990
         - see accompanying statements
Receivable for investments sold                                27,896         295,798          30,380
Dividends and interest receivable                             138,415         776,761         834,465
Receivable for fund shares subscribed                           2,500           1,204           9,100
Receivable from investment adviser                              5,263           2,955               0
Investment for trustee deferred
         compensation plan                                      8,278          20,922           8,820
Prepaid and other assets                                        7,790          17,474           7,884
-----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                6,601,507      53,568,518      41,026,639
-----------------------------------------------------------------------------------------------------
LIABILITIES
Collateral received from broker for
         securities lending transactions                       22,502               0               0
Payable for investments purchased                              58,687         403,913               0
Payable for fund shares redeemed                               25,623          15,924          11,600
Payable for investment advisory fee                                 0               0           1,984
Payable for administration fee                                      0               0           8,726
Dividends payable                                               4,796          19,049          27,881
Payable for trustee deferred
         compensation plan                                      8,278          20,922           8,820
Other payables                                                 29,900          24,796          31,235
-----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             149,786         484,604          90,246
-----------------------------------------------------------------------------------------------------
NET ASSETS                                               $  6,451,721    $ 53,083,914    $ 40,936,393
=====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                          $  6,718,917    $ 54,068,306    $ 41,300,164
(Over)/Undistributed net investment income                        (89)            557            (216)
Accumulated net realized gain (loss) on
         investments and foreign currency transactions       (140,637)     (1,391,997)       (583,698)
Net unrealized appreciation/(depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currencies       (126,470)        407,048         220,143
-----------------------------------------------------------------------------------------------------
NET ASSETS                                               $  6,451,721    $ 53,083,914    $ 40,936,393
=====================================================================================================
NET ASSET VALUE PER SHARE
Net Assets                                               $  6,451,721    $ 53,083,914    $ 40,936,393
Shares of beneficial interest outstanding                     690,214       5,203,050       3,795,599
Net asset value and redemption price per share           $       9.35    $      10.20    $      10.79
-----------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                      $  6,537,835    $ 52,046,356    $ 39,915,847
=====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                    99

                            STATEMENTS OF OPERATIONS

WESTCORE EQUITY GROWTH FUNDS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000.

                                                       WESTCORE         WESTCORE       WESTCORE
                                                         MIDCO         GROWTH AND      SMALL-CAP
                                                      GROWTH FUND     INCOME FUND     GROWTH FUND
                                                      ------------    ------------    ------------
INVESTMENT INCOME
Dividends                                             $    111,820    $     36,539    $      1,308
Interest                                                   362,863          38,059         254,855
Other income                                                32,522           1,651               0
--------------------------------------------------------------------------------------------------
TOTAL INCOME                                               507,205          76,249         256,163
--------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                   766,607          62,267         204,171
Administrative fees                                        354,872          28,882          61,326
Transfer agent fees                                        113,169          22,058          24,718
Fund accounting fees and expenses                           38,142          15,756          15,006
Legal fees                                                  22,940           3,598           9,416
Printing expenses                                           37,007           2,081           4,915
Registration fees                                            9,150           3,100           7,441
Audit fees                                                   9,823           6,384           4,398
Custodian fees                                              22,137           2,627           9,733
Insurance                                                   15,108             487             372
Trustee fees and expenses                                   19,850           2,311           2,651
Other                                                        2,754             366             974
--------------------------------------------------------------------------------------------------
Total expenses before waivers                            1,411,559         149,917         345,121
Expenses waived by:
         Investment adviser                                (58,613)        (36,170)        (75,510)
         Administrators                                     (4,401)         (3,339)         (4,114)
Expenses reimbursed by:
         Investment adviser                                      0               0               0
--------------------------------------------------------------------------------------------------
NET EXPENSES                                             1,348,545         110,408         265,497
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                              (841,340)        (34,159)         (9,334)
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
         Investments                                    34,986,772         236,835       1,003,002
         Foreign currency transactions                           0               0               0
                                                      ------------    ------------    ------------
                  Net realized gain/(loss)              34,986,772         236,835       1,003,002
Net change in unrealized appreciation/
         (depreciation) on:
         Investments                                   (59,752,297)     (1,283,324)       (674,943)
         Translation of assets and liabilities
                  denominated in foreign currencies              0               0               0
                                                      ------------    ------------    ------------
                  Net change                           (59,752,297)     (1,283,324)       (674,943)
NET REALIZED AND UNREALIZED GAIN/(LOSS)                (24,765,525)     (1,046,489)        328,059
--------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    $(25,606,865)   $ (1,080,648)   $    318,725
==================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
100            Semi-Annual Report November 30, 2000 (Unaudited)

                            STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000.

                                                       WESTCORE        WESTCORE         WESTCORE
                                                        SELECT       INTERNATIONAL    INTERNATIONAL
                                                         FUND        FRONTIER FUND    SELECT FUND(o)
                                                      ------------   -------------    --------------
INVESTMENT INCOME
Dividends                                             $     26,905    $     54,266    $          0
Interest                                                   298,474         143,327          33,746
Other income                                                   286               0               0
Foreign taxes withheld                                           0          (1,995)              0
--------------------------------------------------------------------------------------------------
TOTAL INCOME                                               325,665         195,598          33,746
--------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                   146,660         181,437           7,408
Administrative fees                                         67,748          45,394           2,117
Transfer agent fees                                         20,009          16,167           2,970
Fund accounting fees and expenses                           15,006          18,802           3,480
Legal fees                                                  11,515           5,618           2,610
Printing expenses                                            7,023           4,336             810
Registration fees                                            7,441           7,503           1,440
Audit fees                                                   4,522           5,360             780
Custodian fees                                              10,783          10,596           1,200
Insurance                                                      372             248              60
Trustee fees and expenses                                    2,772           1,544             330
Other                                                          975             369              61
--------------------------------------------------------------------------------------------------
Total expenses before waivers                              294,826         297,374          23,266
Expenses waived by:
         Investment adviser                                (32,759)        (67,424)         (7,408)
         Administrators                                     (2,493)         (3,167)         (2,117)
Expenses reimbursed by:
         Investment adviser                                      0               0          (3,157)
--------------------------------------------------------------------------------------------------
NET EXPENSES                                               259,574         226,783          10,584
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                66,091         (31,185)         23,162
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
         Investments                                    (1,183,971)     (2,072,725)        (70,795)
         Foreign currency transactions                           0        (350,173)         (3,253)
                                                      ------------    ------------    ------------
                  Net realized gain/(loss)              (1,183,971)     (2,422,898)        (74,048)
Net change in unrealized appreciation/
         (depreciation) on:
         Investments                                    (1,650,084)     (3,751,303)       (803,590)
         Translation of assets and liabilities
                  denominated in foreign currencies              0        (640,746)         (1,091)
                                                      ------------    ------------    ------------
                  Net change                            (1,650,084)     (4,392,049)       (804,681)
NET REALIZED AND UNREALIZED GAIN/(LOSS)                 (2,834,055)     (6,814,947)       (878,729)
--------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    $ (2,767,964)   $ (6,846,132)   $   (855,567)
==================================================================================================

o For the period November 1, 2000 (inception of offering) to November 30, 2000.

See Notes to Financial Statements



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                   101

                            STATEMENTS OF OPERATIONS

WESTCORE EQUITY VALUE FUNDS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000.

                                                       WESTCORE         WESTCORE         WESTCORE
                                                       BLUE CHIP         MID-CAP         SMALL-CAP
                                                         FUND       OPPORTUNITY FUND  OPPORTUNITY FUND
                                                      ------------  ----------------  ----------------
INVESTMENT INCOME
Dividends                                             $    254,378    $     14,060       $    157,328
Interest                                                   126,346           6,449             56,863
Other income                                                   253               0              7,172
-----------------------------------------------------------------------------------------------------
TOTAL INCOME                                               380,977          20,509            221,363
-----------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                   171,857          12,281            180,825
Administrative fees                                         79,523           4,926             54,378
Transfer agent fees                                         32,890          12,612             33,040
Fund accounting fees and expenses                           15,319          14,717             14,959
Legal fees                                                  11,933             735              8,949
Printing expenses                                            9,693             428              9,651
Registration fees                                            3,100           7,202              8,220
Audit fees                                                   7,246           3,347              6,089
Custodian fees                                               4,525           1,296             14,537
Insurance                                                    1,219              62              2,910
Trustee fees and expenses                                    5,723             788              6,121
Other                                                          791             183                853
-----------------------------------------------------------------------------------------------------
Total expenses before waivers                              343,819          58,577            340,532
Expenses waived by:
         Investment adviser                                (36,666)        (12,281)           (99,950)
         Administrators                                     (2,758)         (4,926)            (5,379)
Expenses reimbursed by:
         Investment adviser                                      0         (20,879)                 0
-----------------------------------------------------------------------------------------------------
NET EXPENSES                                               304,395          20,491            235,203
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                76,582              18            (13,840)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
         Investments                                     1,470,450          34,414          3,214,266
         Foreign currency transactions                           0               0                  0
                                                      ------------    ------------       ------------
                  Net realized gain/(loss)               1,470,450          34,414          3,214,266
Net change in unrealized appreciation/
         (depreciation) on:
         Investments                                    (3,127,536)       (189,221)          (458,665)
         Translation of assets and liabilities
                  denominated in foreign currencies              0               0                  0
                                                      ------------    ------------       ------------
                  Net change                            (3,127,536)       (189,221)          (458,665)
NET REALIZED AND UNREALIZED GAIN/(LOSS)                 (1,657,086)       (154,807)         2,755,601
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    $ (1,580,504)   $   (154,789)      $  2,741,761
=====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
102            Semi-Annual Report November 30, 2000 (Unaudited)

                            STATEMENTS OF OPERATIONS

WESTCORE BOND FUNDS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2000.

                                                        WESTCORE        WESTCORE       WESTCORE
                                                        FLEXIBLE       PLUS BOND       COLORADO
                                                      INCOME FUND         FUND      TAX-EXEMPT FUND
                                                      ------------    ------------  ---------------
INVESTMENT INCOME
Dividends                                             $          0    $          0    $          0
Interest                                                   636,522       1,466,328         960,918
Other income                                                   386               0               0
--------------------------------------------------------------------------------------------------
TOTAL INCOME                                               636,908       1,466,328         960,918
--------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                                    40,389          90,915          98,024
Administrative fees                                         27,009          60,706          58,888
Transfer agent fees                                         20,059          16,909          20,313
Fund accounting fees and expenses                           17,335          18,528          22,423
Legal fees                                                   4,985          11,819          11,210
Printing expenses                                            2,801           6,420           6,216
Registration fees                                            2,170           6,405           1,464
Audit fees                                                   6,682           6,449           5,788
Custodian fees                                               1,520           2,745           2,379
Insurance                                                      366           1,399           1,399
Trustee fees and expenses                                    2,240           3,843           4,861
Other                                                          366             428             366
--------------------------------------------------------------------------------------------------
Total expenses before waivers                              125,922         226,566         233,331
Expenses waived by:
         Investment adviser                                (38,725)        (73,992)        (97,072)
         Administrators                                     (2,812)         (7,149)         (8,790)
Expenses reimbursed by:
         Investment adviser                                      0               0               0
--------------------------------------------------------------------------------------------------
NET EXPENSES                                                84,385         145,425         127,469
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                               552,523       1,320,903         833,449
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
         Investments                                      (116,603)        (35,242)         11,331
         Foreign currency transactions                           0               0             N/A
--------------------------------------------------------------------------------------------------
                  Net realized gain/(loss)                (116,603)        (35,242)         11,331
Net change in unrealized appreciation/
         (depreciation) on:
         Investments                                       681,555       1,638,880       1,400,763
         Translation of assets and liabilities
                  denominated in foreign currencies              0               0             N/A
--------------------------------------------------------------------------------------------------
                  Net change                               681,555       1,638,880       1,400,763
NET REALIZED AND UNREALIZED GAIN/(LOSS)                    564,952       1,603,638       1,412,094
--------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                    $  1,117,475    $  2,924,541    $  2,245,543
==================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                   103

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE MIDCO GROWTH FUND

                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                 NOVEMBER 30, 2000     MAY 31, 2000
                                                                 -----------------   ---------------
OPERATIONS
Net investment income/(loss)                                      $      (841,340)   $    (2,178,277)
Net realized gain/(loss)                                               34,986,772         91,818,342
Change in unrealized net appreciation or depreciation                 (59,752,297)        (3,521,938)
----------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations       (25,606,865)        86,118,127
----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                             0                  0
         From net realized gain from investment transactions                    0        (93,763,342)
----------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                         0        (93,763,342)
----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                            87,330,228        207,679,920
Shares issued in reinvestment of dividends and distributions                    0         83,009,085
                                                                       87,330,228        290,689,005
Shares redeemed                                                      (125,715,124)      (328,613,823)
----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions         (38,384,896)       (37,924,818)
----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                 (63,991,761)       (45,570,033)
NET ASSETS:
Beginning of period                                                   232,354,141        277,924,174
----------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($911,031) and ($69,691), respectively)        $   168,362,380    $   232,354,141
====================================================================================================

See Notes to Financial Statements



--------------------------------------------------------------------------------
104            Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE GROWTH AND INCOME FUND

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                NOVEMBER 30, 2000     MAY 31, 2000
                                                                -----------------    ---------------
OPERATIONS
Net investment income/(loss)                                      $       (34,159)   $       (67,067)
Net realized gain/(loss)                                                  236,835          3,675,563
Change in unrealized net appreciation or depreciation                  (1,283,324)         1,532,417
----------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations        (1,080,648)         5,140,913
----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                             0             (4,043)
         From net realized gain from investment transactions                    0         (2,081,014)
----------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                         0         (2,085,057)
----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                             4,303,558          3,770,052
Shares issued in reinvestment of dividends and distributions                    0          1,990,011
----------------------------------------------------------------------------------------------------
                                                                        4,303,558          5,760,063
Shares redeemed                                                        (1,012,653)        (5,447,700)
----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions           3,290,905            312,363
----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                   2,210,257          3,368,219
NET ASSETS:
Beginning of period                                                    16,156,984         12,788,765
----------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($55,395) and ($21,236), respectively)         $    18,367,241    $    16,156,984
====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                   105

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE SMALL-CAP GROWTH FUND

                                                                                          OCTOBER 1, 1999
                                                                     SIX MONTHS ENDED     (INCEPTION) TO
                                                                     NOVEMBER 30, 2000      MAY 31, 2000
                                                                     -----------------    ----------------
OPERATIONS
Net investment income/(loss)                                          $         (9,334)   $        (16,048)
Net realized gain/(loss)                                                     1,003,002          (2,390,607)
Change in unrealized net appreciation or depreciation                         (674,943)         (4,002,338)
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                318,725          (6,408,993)
----------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                                  0             (30,268)
         From net realized gain from investment transactions                         0                   0
----------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                              0             (30,268)
----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                 85,246,848          89,198,105
Shares issued in reinvestment of dividends and distributions                         0              30,357
----------------------------------------------------------------------------------------------------------
                                                                            85,246,848          89,228,462
Shares redeemed                                                            (75,694,587)        (61,017,720)
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                9,552,261          28,210,742
----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                        9,870,986          21,771,481
NET ASSETS:
Beginning of period                                                         21,771,481                   0
----------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net
         investment income of ($37,377) and ($28,043) respectively)   $     31,642,467    $     21,771,481
==========================================================================================================

See Notes to Financial Statements



--------------------------------------------------------------------------------
106            Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE SELECT FUND

                                                                                        OCTOBER 1, 1999
                                                                  SIX MONTHS ENDED       (INCEPTION) TO
                                                                  NOVEMBER 30, 2000       MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $          66,091    $          (3,799)
Net realized gain/(loss)                                                 (1,183,971)          14,754,199
Change in unrealized net appreciation or depreciation                    (1,650,084)           1,278,508
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations          (2,767,964)          16,028,908
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                               0              (14,327)
         From net realized gain from investment transactions                      0           (1,118,334)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                           0           (1,132,661)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                              22,013,904           47,751,567
Shares issued in reinvestment of dividends and distributions                      0            1,125,266
--------------------------------------------------------------------------------------------------------
                                                                         22,013,904           48,876,833
Shares redeemed                                                         (21,008,413)         (27,735,709)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions             1,005,491           21,141,124
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                    (1,762,473)          36,037,371
NET ASSETS:
Beginning of period                                                      36,037,371                    0
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of $47,965 and ($18,126), respectively)           $      34,274,898    $      36,037,371
========================================================================================================


See Notes to Financial Statements



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                   107

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE INTERNATIONAL FRONTIER FUND

                                                                                        DECEMBER 15, 1999
                                                                  SIX MONTHS ENDED       (INCEPTION) TO
                                                                  NOVEMBER 30, 2000       MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $         (31,185)   $          43,405
Net realized gain/(loss)                                                 (2,422,898)             991,842
Change in unrealized net appreciation or depreciation                    (4,392,049)             899,162
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations          (6,846,132)           1,934,409
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                               0              (15,426)
         From net realized gain from investment transactions                      0                    0
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                           0              (15,426)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                              32,975,923           36,302,581
Shares issued in reinvestment of dividends and distributions                      0               15,247
--------------------------------------------------------------------------------------------------------
                                                                         32,975,923           36,317,828
Shares redeemed                                                         (17,056,822)         (16,624,098)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions            15,919,101           19,693,730
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                     9,072,969           21,612,713
NET ASSETS:
Beginning of period                                                      21,612,713                    0
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($3,206) and $27,979, respectively)            $      30,685,682    $      21,612,713
========================================================================================================

See Notes to Financial Statements




--------------------------------------------------------------------------------
108            Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE INTERNATIONAL SELECT FUND

                                                                  NOVEMBER 1, 2000
                                                                    (INCEPTION) TO
                                                                  NOVEMBER 30, 2000
                                                                  -----------------
OPERATIONS
Net investment income/(loss)                                      $         23,162
Net realized gain/(loss)                                                   (74,048)
Change in unrealized net appreciation or depreciation                     (804,681)
----------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations           (855,567)
----------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                              0
         From net realized gain from investment transactions                     0
----------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                          0
----------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                             12,965,188
Shares issued in reinvestment of dividends and distributions                     0
----------------------------------------------------------------------------------
                                                                        12,965,188
Shares redeemed                                                           (380,208)
----------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions           12,584,980
----------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                   11,729,413
NET ASSETS:
Beginning of period                                                              0
----------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of $23,162)                                       $     11,729,413
==================================================================================

See Notes to Financial Statements



--------------------------------------------------------------------------------
                   1-800-392-CORE(2673) o www.westcore.com                   109

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE BLUE CHIP FUND

                                                                  SIX MONTHS ENDED        YEAR ENDED
                                                                  NOVEMBER 30, 2000      MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $          76,582    $          11,382
Net realized gain/(loss)                                                  1,470,450           10,091,813
Change in unrealized net appreciation or depreciation                    (3,127,536)          (9,933,398)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations          (1,580,504)             169,797
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                               0                    0
         From net realized gain from investment transactions                      0           (9,192,788)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                           0           (9,192,788)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                               7,752,897           20,217,722
Shares issued in reinvestment of dividends and distributions                      0            8,437,817
--------------------------------------------------------------------------------------------------------
                                                                          7,752,897           28,655,539
Shares redeemed                                                          (7,620,613)         (37,094,755)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions               132,284           (8,439,216)
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                    (1,448,220)         (17,462,207)
NET ASSETS:
Beginning of period                                                      51,891,741           69,353,948
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($47,852) and ($124,434), respectively)        $      50,443,521    $      51,891,741
========================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
110            Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE MID-CAP OPPORTUNITY FUND

                                                                  SIX MONTHS ENDED        YEAR ENDED
                                                                  NOVEMBER 30, 2000      MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $              18    $          (4,824)
Net realized gain/(loss)                                                     34,414              652,618
Change in unrealized net appreciation or depreciation                      (189,221)              12,335
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations            (154,789)             660,129
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                               0                 (768)
         From net realized gain from investment transactions                      0                    0
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                           0                 (768)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                 499,516              414,821
Shares issued in reinvestment of dividends and distributions                      0                  751
--------------------------------------------------------------------------------------------------------
                                                                            499,516              415,572
Shares redeemed                                                            (100,962)            (648,796)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions               398,554             (233,224)
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                       243,765              426,137
NET ASSETS:
Beginning of period                                                       3,011,366            2,585,229
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($7,413) and ($7,431), respectively)           $       3,255,131    $       3,011,366
========================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
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
                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE SMALL-CAP OPPORTUNITY FUND

                                                                  SIX MONTHS ENDED        YEAR ENDED
                                                                  NOVEMBER 30, 2000      MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $         (13,840)   $         177,978
Net realized gain/(loss)                                                  3,214,266           (1,200,656)
Change in unrealized net appreciation or depreciation                      (458,665)             247,201
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations           2,741,761             (775,477)
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                               0             (327,185)
         From net realized gain from investment transactions                      0                    0
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                           0             (327,185)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                              21,603,608           44,257,042
Shares issued in reinvestment of dividends and distributions                      0              274,641
--------------------------------------------------------------------------------------------------------
                                                                         21,603,608           44,531,683
Shares redeemed                                                         (24,887,327)         (97,505,561)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions            (3,283,719)         (52,973,878)
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                      (541,958)         (54,076,540)
NET ASSETS:
Beginning of period                                                      34,558,067           88,634,607
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($56,884) and ($43,044), respectively)         $      34,016,109    $      34,558,067
========================================================================================================

See Notes to Financial Statements



--------------------------------------------------------------------------------
112            Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE FLEXIBLE INCOME FUND

                                                                  SIX MONTHS ENDED        YEAR ENDED
                                                                  NOVEMBER 30, 2000       MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $         552,523    $       1,369,412
Net realized gain/(loss)                                                   (116,603)              49,894
Change in unrealized net appreciation or depreciation                       681,555           (1,442,370)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations           1,117,475              (23,064)
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                        (565,967)          (1,366,554)
         From net realized gain from investment transactions                      0             (228,730)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                    (565,967)          (1,595,284)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                               1,481,865            8,926,578
Shares issued in reinvestment of dividends and distributions                499,781            1,541,868
--------------------------------------------------------------------------------------------------------
                                                                          1,981,646           10,468,446
Shares redeemed                                                         (19,677,808)          (7,051,476)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions           (17,696,162)           3,416,970
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                   (17,144,654)           1,798,622
NET ASSETS:
Beginning of period                                                      23,596,375           21,797,753
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($89) and $13,355 respectively)                $       6,451,721    $      23,596,375
========================================================================================================

See Notes to Financial Statements



--------------------------------------------------------------------------------
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
                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE PLUS BOND FUND

                                                                  SIX MONTHS ENDED         YEAR ENDED
                                                                  NOVEMBER 30, 2000       MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $       1,320,903    $       2,327,419
Net realized gain/(loss)                                                    (35,242)            (247,663)
Change in unrealized net appreciation or depreciation                     1,638,880           (1,479,300)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations           2,924,541              600,456
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                      (1,338,936)          (2,328,936)
         From net realized gain from investment transactions                      0                    0
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                  (1,338,936)          (2,328,936)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                              34,281,130           25,580,496
Shares issued in reinvestment of dividends and distributions              1,229,711            2,072,550
--------------------------------------------------------------------------------------------------------
                                                                         35,510,841           27,653,046
Shares redeemed                                                         (18,220,303)         (32,872,265)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions            17,290,538           (5,219,219)
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                    18,876,143           (6,947,699)
NET ASSETS:
Beginning of period                                                      34,207,771           41,155,470
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of $557 and $18,590, respectively)                $      53,083,914    $      34,207,771
========================================================================================================


See Notes to Financial Statements



--------------------------------------------------------------------------------
114            Semi-Annual Report November 30, 2000 (Unaudited)

                      STATEMENTS OF CHANGES IN NET ASSETS

WESTCORE COLORADO TAX-EXEMPT FUND

                                                                  SIX MONTHS ENDED        YEAR ENDED
                                                                  NOVEMBER 30, 2000       MAY 31, 2000
                                                                  -----------------    -----------------
OPERATIONS
Net investment income/(loss)                                      $         833,449    $       1,736,903
Net realized gain/(loss)                                                     11,331             (557,097)
Change in unrealized net appreciation or depreciation                     1,400,763           (1,819,403)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations           2,245,543             (639,597)
--------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
         From net investment income                                        (849,147)          (1,736,992)
         From net realized gain from investment transactions                      0                    0
--------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                    (849,147)          (1,736,992)
--------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                               7,034,548            9,822,900
Shares issued in reinvestment of dividends and distributions                681,954            1,327,388
--------------------------------------------------------------------------------------------------------
                                                                          7,716,502           11,150,288
Shares redeemed                                                          (5,231,040)         (17,224,682)
--------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions             2,485,462           (6,074,394)
--------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                     3,881,858           (8,450,983)
NET ASSETS:
Beginning of period                                                      37,054,535           45,505,518
--------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
         income of ($216) and $15,482, respectively)              $      40,936,393    $      37,054,535
========================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
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

                              FINANCIAL HIGHLIGHTS

WESTCORE MIDCO GROWTH FUND

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                             SIX MONTHS ENDED        YEAR ENDED
                                                                NOVEMBER 30,           MAY 31,
                                                                  2000                  2000
                                                             ----------------       --------------
Net asset value -- beginning of the period                    $        18.09        $        20.03
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                           (0.07)                (0.17)
Net realized and unrealized gain/(loss)                                (2.72)                 7.08
--------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                         (2.79)                 6.91
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                   (0.00)                (0.00)
Distributions from net realized gain                                   (0.00)                (8.85)
--------------------------------------------------------------------------------------------------
Total distributions                                                    (0.00)                (8.85)
--------------------------------------------------------------------------------------------------
Net asset value -- end of period                              $        15.30        $        18.09
==================================================================================================
Total return                                                          (15.42)%               35.63%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $      168,362        $      232,354
==================================================================================================
Ratio of expenses to average net assets                                 1.14%(2)              1.15%
==================================================================================================
Ratio of expenses to average net assets without fee waivers             1.20%(2)              1.21%
==================================================================================================
Ratio of net investment income/(loss) to average net assets            (0.71)%(2)            (0.81)%
==================================================================================================
Ratio of net investment income/(loss) to average net assets
         without fee waivers                                           (0.77)%(2)            (0.87)%
==================================================================================================
Portfolio turnover rate(1)                                            118.04%               117.65%

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $254,115,865 and $292,658,557, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements


--------------------------------------------------------------------------------
116            Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                 MAY 28,           MAY 29,         MAY 30,
                                                                  1999             1998             1997
                                                              --------------   --------------   --------------
Net asset value -- beginning of the period                    $        20.54   $        20.92   $        22.90
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                           (0.23)           (0.17)           (0.15)
Net realized and unrealized gain/(loss)                                 2.22             3.03             1.19
--------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                          1.99             2.86             1.04
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                   (0.00)           (0.00)           (0.00)
Distributions from net realized gain                                   (2.50)           (3.24)           (3.02)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                    (2.50)           (3.24)           (3.02)
--------------------------------------------------------------------------------------------------------------
Net asset value -- end of period                              $        20.03   $        20.54   $        20.92
==============================================================================================================
Total return                                                           11.87%           15.10%            5.27%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $      277,924   $      565,293   $      590,008
==============================================================================================================
Ratio of expenses to average net assets                                 1.15%            1.13%            1.14%
==============================================================================================================
Ratio of expenses to average net assets without fee waivers             1.19%            1.13%            1.14%
==============================================================================================================
Ratio of net investment income/(loss) to average net assets            (0.63)%          (0.71)%          (0.70)%
==============================================================================================================
Ratio of net investment income/(loss) to average net assets
         without fee waivers                                           (0.68)%          (0.71)%          (0.71)%
==============================================================================================================
Portfolio turnover rate(1)                                            116.46%           75.79%           60.78%
==============================================================================================================
                                                              INSTITUTIONAL SHARES   RETAIL SHARES
                                                              --------------------  --------------
                                                                 YEAR ENDED          PERIOD ENDED
                                                                    MAY 31,             MAY 31,
                                                                     1996                1996*
                                                                 --------------     --------------
Net asset value -- beginning of the period                       $        17.12     $        17.10
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                              (0.08)             (0.01)
Net realized and unrealized gain/(loss)                                    6.58               3.12
--------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                             6.50               3.11
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                      (0.00)             (0.00)
Distributions from net realized gain                                      (0.72)             (0.00)
--------------------------------------------------------------------------------------------------
Total distributions                                                       (0.72)             (0.00)
--------------------------------------------------------------------------------------------------
Net asset value -- end of period                                 $        22.90     $        20.21
==================================================================================================
Total return                                                              38.62%             18.19%
==================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $      656,490     $       30,827
==================================================================================================
Ratio of expenses to average net assets                                    1.08%              1.16%(2)
==================================================================================================
Ratio of expenses to average net assets without fee waivers                1.10%              1.17%(2)
==================================================================================================
Ratio of net investment income/(loss) to average net assets               (0.42)%            (0.24)%(2)
==================================================================================================
Ratio of net investment income/(loss) to average net assets
         without fee waivers                                              (0.44)%            (0.26)%(2)
==================================================================================================
Portfolio turnover rate(1)                                                62.83%             62.83%
==================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $254,115,865 and $292,658,557, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements


--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

WESTCORE GROWTH AND INCOME FUND

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                            SIX MONTHS ENDED       YEAR ENDED
                                                               NOVEMBER 30,          MAY 31,
                                                                  2000                2000
                                                            ----------------      ------------
Net asset value -- beginning of the period                    $      15.24        $      12.30
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         (0.02)              (0.06)
Net realized and unrealized gain/(loss)                              (0.71)               5.27
----------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                       (0.73)               5.21
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                 (0.00)              (0.01)
Distributions from net realized gain                                 (0.00)              (2.26)
----------------------------------------------------------------------------------------------
Total distributions                                                  (0.00)              (2.27)
----------------------------------------------------------------------------------------------
Net asset value -- end of period                              $      14.51        $      15.24
==============================================================================================
Total return                                                         (4.79)%             44.88%(5)
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $     18,367        $     16,157
==============================================================================================
Ratio of expenses to average net assets                               1.15%(2)            1.15%
==============================================================================================
Ratio of expenses to average net assets without fee waivers           1.56%(2)            1.73%
==============================================================================================
Ratio of net investment income/(loss) to average net assets         (0.35)%(2)           (0.46)%
==============================================================================================
Ratio of net investment income/(loss) to average net assets
         without fee waivers                                        (0.76)%(2)           (1.04)%
==============================================================================================
Portfolio turnover rate(1)                                           31.20%              81.19%
==============================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $8,435,170 and $5,562,140, respectively.

(2)  Annualized.

(3) Per share amounts calculated based on the average shares outstanding during the period.

(4)  Less than $.005 per share.

(5) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements



--------------------------------------------------------------------------------
118            Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                 MAY 28,           MAY 29,           MAY 30,
                                                                  1999(3)            1998             1997
                                                              ------------       ------------     ------------
Net asset value -- beginning of the period                    $      13.74       $      13.03     $      12.32
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                          0.00(4)            0.01             0.07
Net realized and unrealized gain/(loss)                               0.66               2.54             2.19
--------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                        0.66               2.55             2.26
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                 (0.01)             (0.07)           (0.11)
Distributions from net realized gain                                 (2.09)             (1.77)           (1.44)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (2.10)             (1.84)           (1.55)
--------------------------------------------------------------------------------------------------------------
Net asset value -- end of period                              $      12.30       $      13.74     $      13.03
==============================================================================================================
Total return                                                          6.25%             20.74%           19.71%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $     12,789       $     15,160     $     20,725
==============================================================================================================
Ratio of expenses to average net assets                               1.15%              1.15%            1.15%
==============================================================================================================
Ratio of expenses to average net assets without fee waivers           1.75%              1.71%            1.56%
==============================================================================================================
Ratio of net investment income/(loss) to average net assets           0.02%              0.40%            0.75%
==============================================================================================================
Ratio of net investment income/(loss) to average net assets
         without fee waivers                                         (0.58)%            (0.16)%           0.33%
==============================================================================================================
Portfolio turnover rate(1)                                           72.59%             41.40%           39.80%
==============================================================================================================
                                                             INSTITUTIONAL SHARES     RETAIL SHARES
                                                             --------------------     -------------
                                                                   YEAR ENDED         PERIOD ENDED
                                                                    MAY 31,              MAY 31,
                                                                     1996                 1996*
                                                                 ------------          ------------
Net asset value -- beginning of the period                       $      10.50          $      10.51
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                             0.15                  0.05
Net realized and unrealized gain/(loss)                                  2.57                  0.72
---------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                           2.72                  0.77
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                    (0.24)                (0.06)
Distributions from net realized gain                                    (0.66)                (0.00)
---------------------------------------------------------------------------------------------------
Total Distributions                                                     (0.90)                (0.06)
---------------------------------------------------------------------------------------------------
Net asset value -- end of period                                 $      12.32          $      11.22
===================================================================================================
Total return                                                            27.25%                 7.35%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $     25,387          $      3,921
===================================================================================================
Ratio of expenses to average net assets                                  1.22%                 1.58%(2)
===================================================================================================
Ratio of expenses to average net assets without fee waivers              1.51%                 1.61%(2)
===================================================================================================
Ratio of net investment income/(loss) to average net assets              1.34%                 1.40%(2)
===================================================================================================
Ratio of net investment income/(loss) to average net assets
         without fee waivers                                             1.05%                 1.37%(2)
===================================================================================================
Portfolio turnover rate(1)                                              88.31%                88.31%
===================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $8,435,170 and $5,562,140, respectively.

(2)  Annualized.

(3) Per share amounts calculated based on the average shares outstanding during the period.

(4)  Less than $.005 per share.

(5) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements

--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

WESTCORE SMALL-CAP GROWTH FUND
WESTCORE SELECT FUND
WESTCORE INTERNATIONAL FRONTIER FUND
WESTCORE INTERNATIONAL SELECT FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                               WESTCORE
                                                                        SMALL-CAP GROWTH FUND
                                                              ----------------------------------------
                                                              SIX MONTHS ENDED            PERIOD ENDED
                                                                NOVEMBER 30,                 MAY 31,
                                                                    2000                     2000**
                                                              ----------------            ------------
Net asset value - beginning of the period                     $          16.99            $      10.00
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                             (0.01)                  (0.01)
Net realized and unrealized gain/(loss)                                   3.32                    7.03
------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                            3.31                    7.02
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                     (0.00)                  (0.03)
Distributions from net realized gain                                     (0.00)                  (0.00)
------------------------------------------------------------------------------------------------------
Total distributions                                                      (0.00)                  (0.03)
------------------------------------------------------------------------------------------------------
Net asset value - end of period                               $          20.30            $      16.99
======================================================================================================
Total return                                                             19.48%(7)               70.11%(7)
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $         31,642            $     21,771
======================================================================================================
Ratio of expenses to average net assets                                   1.30%(2)                1.30%(2)
======================================================================================================
Ratio of expenses to average net assets without fee waivers               1.69%(2)                1.72%(2)
======================================================================================================
Ratio of net investment income/(loss) to average net assets              (0.05)%(2)              (0.08)%(2)
======================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                   (0.43)%(2)              (0.50)%(2)
======================================================================================================
Portfolio turnover rate(1)                                              110.97%(3)              149.88%
======================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2)  Annualized.

(3) Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $40,984,915 and $34,139,147, respectively.

(4) Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $229,474,596 and $241,340,339, respectively.

(5) Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $19,120,565 and $5,672,054, respectively.

(6) Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2000 were $6,897,781 and $203,498, respectively.

(7) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

  * For the period December 15, 1999 (inception of offering) to May 31, 2000.

 ** For the period October 1, 1999 (inception of offering) to May 31, 2000.

*** For the period November 1, 2000 (inception of offering) to November 30,
    2000.

(#) Less than ($.005) per share.

See Notes to Financial Statements

--------------------------------------------------------------------------------
120             Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

WESTCORE SELECT FUND (CONTINUED)
WESTCORE INTERNATIONAL FRONTIER FUND (CONTINUED)
WESTCORE INTERNATIONAL SELECT FUND (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout the period indicated.



                                                                    WESTCORE                              WESTCORE
                                                                  SELECT FUND                    INTERNATIONAL FRONTIER FUND
                                                       -----------------------------------     --------------------------------
                                                       SIX MONTHS ENDED       PERIOD ENDED     SIX MONTHS ENDED    PERIOD ENDED
                                                         NOVEMBER 30,            MAY 31,         NOVEMBER 30,         MAY 31,
                                                             2000                2000**             2000               2000*
                                                       ----------------      -------------     ----------------    ------------
Net asset value - beginning of the period              $          22.48      $       10.00     $          11.60    $      10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                       0.04              (0.00)(#)            (0.02)           0.03
Net realized and unrealized gain/(loss)                           (1.36)             13.29                (1.90)           1.58
-------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                    (1.32)             13.29                (1.92)           1.61
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                              (0.00)             (0.01)               (0.00)          (0.01)
Distributions from net realized gain                              (0.00)             (0.80)               (0.00)          (0.00)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.00)             (0.81)               (0.00)          (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                        $          21.16      $       22.48     $           9.68    $      11.60
===============================================================================================================================
Total return                                                      (5.87)%(7)        134.33%(7)           (16.55)%         16.12%(7)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $         34,275      $      36,037     $         30,686    $     21,613
===============================================================================================================================
Ratio of expenses to average net assets                            1.15%(2)           1.15%(2)             1.50%(2)        1.50%(2)
===============================================================================================================================
Ratio of expenses to average net assets without
   fee waivers                                                     1.31%(2)           1.39%(2)             1.96%(2)        2.08%(2)
===============================================================================================================================
Ratio of net investment income/(loss) to average
   net assets                                                      0.29%(2)          (0.02)%(2)           (0.21)%(2)       0.39%(2)
===============================================================================================================================
Ratio of net investment income/(loss) to average
   net assets without fee waivers                                  0.14%(2)          (0.26)%(2)           (0.67)%(2)      (0.19)%(2)
===============================================================================================================================
Portfolio turnover rate(1)                                       652.29%(4)        1142.65%                2.52%(5)       93.31%
===============================================================================================================================
                                                                     WESTCORE
                                                                   INTERNATIONAL
                                                                    SELECT FUND
                                                                   -------------
                                                                    PERIOD ENDED
                                                                    NOVEMBER 30,
                                                                       2000***
                                                                   -------------
Net asset value - beginning of the period                          $       10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                0.02
Net realized and unrealized gain/(loss)                                    (0.85)
--------------------------------------------------------------------------------
Total income/(loss) from investment operations                             (0.83)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                       (0.00)
Distributions from net realized gain                                       (0.00)
--------------------------------------------------------------------------------
Total distributions                                                        (0.00)
--------------------------------------------------------------------------------
Net asset value - end of period                                 $           9.17
================================================================================
Total return                                                               (8.30)%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $         11,729
================================================================================
Ratio of expenses to average net assets                                     1.50%(2)
================================================================================
Ratio of expenses to average net assets without fee waivers                 3.30%(2)
================================================================================
Ratio of net investment income/(loss) to average net assets                 3.28%(2)
================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                      1.49%(2)
================================================================================
Portfolio turnover rate(1)                                                  7.00%(6)
================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2)  Annualized.

(3) Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $40,984,915 and $34,139,147, respectively.

(4) Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $229,474,596 and $241,340,339, respectively.

(5) Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $19,120,565 and $5,672,054, respectively.

(6) Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 2000 were $6,897,781 and $203,498, respectively.

(7) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

  * For the period December 15, 1999 (inception of offering) to May 31, 2000.

 ** For the period October 1, 1999 (inception of offering) to May 31, 2000.

*** For the period November 1, 2000 (inception of offering) to November 30,
    2000.

(#) Less than ($.005) per share.

See Notes to Financial Statements

--------------------------------------------------------------------------------
                     1-800-392-CORE (2673) o www.westcore.com                121

                              FINANCIAL HIGHLIGHTS

WESTCORE BLUE CHIP FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                            SIX MONTHS ENDED
                                                              NOVEMBER 30,
                                                                   2000
                                                            ----------------
Net asset value - beginning of the period                   $          14.73
----------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.02
Net realized and unrealized gain/(loss)                                (0.47)
----------------------------------------------------------------------------
Total income/(loss) from investment operations                         (0.45)
----------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                   (0.00)
Distributions from net realized gain                                   (0.00)
----------------------------------------------------------------------------
Total distributions                                                    (0.00)
----------------------------------------------------------------------------
Net asset value - end of period                             $          14.28
============================================================================
Total return                                                           (3.06)%
============================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $         50,444
============================================================================
Ratio of expenses to average net assets                                 1.15%(2)
============================================================================
Ratio of expenses to average net assets without fee waivers             1.30%(2)
============================================================================
Ratio of net investment income/(loss) to average net assets             0.29%(2)
============================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  0.14%(2)
============================================================================
Portfolio turnover rate(1)                                             65.70%
============================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $32,039,320 and $34,106,245, respectively.

(2)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
122             Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                               MAY 31,            MAY 28,            MAY 29,            MAY 30,
                                                                 2000               1999               1998               1997
                                                            --------------     --------------     --------------     --------------
Net asset value - beginning of the period                   $        17.23     $        18.81     $        18.15     $        17.41
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                          0.00               0.04               0.13               0.19
Net realized and unrealized gain/(loss)                               0.02               1.07               4.66               3.65
------------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                        0.02               1.11               4.79               3.84
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                 (0.00)             (0.07)             (0.14)             (0.22)
Distributions from net realized gain                                 (2.52)             (2.62)             (3.99)             (2.88)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (2.52)             (2.69)             (4.13)             (3.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                             $        14.73     $        17.23     $        18.81     $        18.15
====================================================================================================================================
Total return                                                          1.01%              7.42%             29.53%             24.28%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $       51,892     $       69,354     $       72,477     $       66,450
====================================================================================================================================
Ratio of expenses to average net assets                               1.15%              1.15%              1.15%              1.10%
====================================================================================================================================
Ratio of expenses to average net assets without fee waivers           1.28%              1.25%              1.23%              1.21%
====================================================================================================================================
Ratio of net investment income/(loss) to average net assets           0.02%              0.19%              0.60%              1.02%
====================================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               (0.11)%             0.09%              0.52%              0.97%
====================================================================================================================================
Portfolio turnover rate(1)                                           73.95%             73.39%             48.50%             43.47%
====================================================================================================================================
                                                             YEAR ENDED
                                                               MAY 31,
                                                                 1996
                                                            --------------
Net asset value - beginning of the period                   $        14.70
--------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                          0.25
Net realized and unrealized gain/(loss)                               4.03
--------------------------------------------------------------------------
Total income/(loss) from investment operations                        4.28
--------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                 (0.27)
Distributions from net realized gain                                 (1.30)
--------------------------------------------------------------------------
Total distributions                                                  (1.57)
--------------------------------------------------------------------------
Net asset value - end of period                             $        17.41
==========================================================================
Total return                                                         30.48%
==========================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $       68,286
==========================================================================
Ratio of expenses to average net assets                               1.10%
==========================================================================
Ratio of expenses to average net assets without fee waivers           1.25%
==========================================================================
Ratio of net investment income/(loss) to average net assets           1.52%
==========================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                1.38%
==========================================================================
Portfolio turnover rate(1)                                           65.11%
==========================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $32,039,320 and $34,106,245, respectively.

(2)  Annualized.

See Notes to Financial Statements

--------------------------------------------------------------------------------
                     1-800-392-CORE (2673) o www.westcore.com                123

                              FINANCIAL HIGHLIGHTS

WESTCORE MID-CAP OPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated.




--------------------------------------------------------------------------------
Net asset value - beginning of the period
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)
Net realized and unrealized gain/(loss)
--------------------------------------------------------------------------------
Total income/(loss) from investment operations
--------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income
Distributions from net realized gain
--------------------------------------------------------------------------------
Total distributions
--------------------------------------------------------------------------------
Net asset value - end of period
================================================================================
Total return
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)
================================================================================
Ratio of expenses to average net assets
================================================================================
Ratio of expenses to average net assets without fee waivers
================================================================================
Ratio of net investment income/(loss) to average net assets
================================================================================
Ratio of net investment income/(loss) to average net assets without fee waivers
================================================================================
Portfolio turnover rate(1)
================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $3,123,876 and $2,689,738, respectively.

(2)  Annualized.

(3)  Less than ($.005) per share.

(4)  Less than $.005 per share.

(5) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*    For the period October 1, 1998 (inception of offering) to May 28, 1999.

See Notes to Financial Statements


--------------------------------------------------------------------------------
124             Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                               SIX MONTHS ENDED    YEAR ENDED       PERIOD ENDED
                                                                                 NOVEMBER 30,        MAY 31,           MAY 28,
                                                                                     2000             2000              1999*
                                                                               ----------------    ----------       ------------
Net asset value - beginning of the period                                         $   14.48        $   11.05        $     10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                           0.00(4)         (0.02)             (0.01)
Net realized and unrealized gain/(loss)                                               (0.60)            3.45               1.06
-------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                                        (0.60)            3.43               1.05
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                                  (0.00)           (0.00)(3)          (0.00)
Distributions from net realized gain                                                  (0.00)           (0.00)             (0.00)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (0.00)           (0.00)             (0.00)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                                   $   13.88        $   14.48        $     11.05
===============================================================================================================================
Total return                                                                          (4.14)%          31.08%(5)          10.50%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                          $   3,255        $   3,011        $     2,585
===============================================================================================================================
Ratio of expenses to average net assets                                                1.25%(2)         1.25%              1.25%(2)
===============================================================================================================================
Ratio of expenses to average net assets without fee waivers                            3.57%(2)         3.51%              5.33%(2)
===============================================================================================================================
Ratio of net investment income/(loss) to average net assets                            0.00%(2)        (0.18)%            (0.11)%(2)
===============================================================================================================================
Ratio of net investment income/(loss) to average net assets without fee waivers       (2.32)%(2)       (2.44)%            (4.19)%(2)
===============================================================================================================================
Portfolio turnover rate(1)                                                            88.48%          159.34%             71.65%
===============================================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $3,123,876 and $2,689,738, respectively.

(2)  Annualized.

(3)  Less than ($.005) per share.

(4)  Less than $.005 per share.

(5) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*    For the period October 1, 1998 (inception of offering) to May 28, 1999.

See Notes to Financial Statements



--------------------------------------------------------------------------------
                     1-800-392-CORE (2673) o www.westcore.com                125

                              FINANCIAL HIGHLIGHTS

WESTCORE SMALL-CAP OPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             SIX MONTHS ENDED       YEAR ENDED
                                                               NOVEMBER 30,           MAY 31,
                                                                  2000                 2000
                                                             ----------------      -------------
Net asset value - beginning of the period                     $       20.13        $       20.18
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                          (0.01)                0.03
Net realized and unrealized gain/(loss)                                1.63                 0.01
------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                         1.62                 0.04
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                  (0.00)               (0.09)
Distributions from net realized gain                                  (0.00)               (0.00)
------------------------------------------------------------------------------------------------
Total distributions                                                   (0.00)               (0.09)
------------------------------------------------------------------------------------------------
Net asset value - end of period                               $       21.75        $       20.13
================================================================================================
Total return                                                           8.05%                0.20%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $      34,016        $      34,558
================================================================================================
Ratio of expenses to average net assets                                1.30%(2)             1.30%
================================================================================================
Ratio of expenses to average net assets without fee waivers            1.87%(2)             1.67%
================================================================================================
Ratio of net investment income/(loss) to average net assets           (0.08)%(2)            0.25%
================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                (0.66)%(2)           (0.12)%
================================================================================================
Portfolio turnover rate(1)                                            93.20%               99.84%
================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $31,374,030 and $35,762,967, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements


--------------------------------------------------------------------------------
126             Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                                                 INSTITUTIONAL
                                                                                                                    SHARES
                                                                                                                 -------------
                                                            YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                               MAY 28,           MAY 29,           MAY 30,           MAY 31,
                                                                1999              1998              1997              1996
                                                            -------------     -------------     -------------     -------------
Net asset value - beginning of the period                   $       26.71     $       23.87     $       21.35     $       15.95
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.08              0.01              0.03              0.04
Net realized and unrealized gain/(loss)                             (5.35)             6.83              3.37              5.86
-------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      (5.27)             6.84              3.40              5.90
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                (0.05)            (0.03)            (0.02)            (0.06)
Distributions from net realized gain                                (1.21)            (3.97)            (0.86)            (0.44)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.26)            (4.00)            (0.88)            (0.50)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                             $       20.18     $       26.71     $       23.87     $       21.35
===============================================================================================================================
Total return                                                       (19.72)%           30.40%            16.28%            37.49%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $      88,635     $      61,069     $      35,962     $      23,951
===============================================================================================================================
Ratio of expenses to average net assets                              1.30%             1.30%             1.30%             1.30%
===============================================================================================================================
Ratio of expenses to average net assets without fee waivers          1.63%             1.66%             1.69%             2.20%
===============================================================================================================================
Ratio of net investment income/(loss) to average net assets          0.37%             0.03%             0.11%             0.24%
===============================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               0.04%            (0.33)%           (0.28)%           (0.67)%
===============================================================================================================================
Portfolio turnover rate(1)                                          82.47%            78.48%            77.73%            47.83%
===============================================================================================================================
                                                            RETAIL SHARES
                                                            -------------
                                                            PERIOD ENDED
                                                               MAY 31,
                                                                1996*
                                                            -------------
Net asset value - beginning of the period                   $       15.95
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.01
Net realized and unrealized gain/(loss)                              2.25
-------------------------------------------------------------------------
Total income/(loss) from investment operations                       2.26
-------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                (0.02)
Distributions from net realized gain                                (0.00)
-------------------------------------------------------------------------
Total distributions                                                 (0.02)
-------------------------------------------------------------------------
Net asset value - end of period                             $       18.19
=========================================================================
Total return                                                        14.14%
=========================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $       1,072
=========================================================================
Ratio of expenses to average net assets                              1.48%(2)
=========================================================================
Ratio of expenses to average net assets without fee waivers          2.53%(2)
=========================================================================
Ratio of net investment income/(loss) to average net assets          0.16%(2)
=========================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                              (0.89)%(2)
=========================================================================
Portfolio turnover rate(1)                                          47.83%
=========================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $31,374,030 and $35,762,967, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements


--------------------------------------------------------------------------------
                     1-800-392-CORE (2673) o www.westcore.com                127

                              FINANCIAL HIGHLIGHTS

WESTCORE FLEXIBLE INCOME FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                            SIX MONTHS ENDED
                                                              NOVEMBER 30,
                                                                  2000
                                                              ------------
Net asset value - beginning of the period                     $       9.19
--------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                          0.31
Net realized and unrealized gain/(loss)                               0.16
--------------------------------------------------------------------------
Total income/(loss) from investment operations                        0.47
--------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                 (0.31)
Distributions from net realized gain                                 (0.00)
--------------------------------------------------------------------------
Total distributions                                                  (0.31)
--------------------------------------------------------------------------
Net asset value - end of period                               $       9.35
==========================================================================
Total return                                                          5.12%
==========================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $      6,452
==========================================================================
Ratio of expenses to average net assets                               0.94%(2)
==========================================================================
Ratio of expenses to average net assets without fee waivers           1.41%(2)
==========================================================================
Ratio of net investment income/(loss) to average net assets           6.17%(2)
==========================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                5.71%(2)
==========================================================================
Portfolio turnover rate(1)                                           16.23%
==========================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $2,588,895 and $19,952,920, respectively.

(2)  Annualized.

See Notes to Financial Statements


--------------------------------------------------------------------------------
128             Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                            YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                              MAY 31,        MAY 28,        MAY 29,        MAY 30,        MAY 31,
                                                               2000           1999           1998           1997           1996
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value - beginning of the period                  $       9.87   $      10.36   $       9.67   $       9.59   $       9.87
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                       0.58           0.57           0.60           0.62           0.61
Net realized and unrealized gain/(loss)                           (0.58)         (0.43)          0.96           0.26          (0.27)
-----------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                     0.00           0.14           1.56           0.88           0.34
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                              (0.58)         (0.57)         (0.60)         (0.63)         (0.62)
Distributions from net realized gain                              (0.10)         (0.06)         (0.27)         (0.17)         (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.68)         (0.63)         (0.87)         (0.80)         (0.62)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                            $       9.19   $       9.87   $      10.36   $       9.67   $       9.59
===================================================================================================================================
Total return                                                       0.11%          1.21%         16.63%          9.40%          3.41%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $     23,596   $     21,798   $     18,466   $     20,160   $     25,070
===================================================================================================================================
Ratio of expenses to average net assets                            0.95%          0.95%          0.95%          0.95%          0.90%
===================================================================================================================================
Ratio of expenses to average net assets without fee waivers        1.26%          1.22%          1.23%          1.15%          1.07%
===================================================================================================================================
Ratio of net investment income/(loss) to average net assets        6.11%          5.47%          5.87%          6.37%          6.07%
===================================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                             5.80%          5.21%          5.58%          6.18%          5.90%
===================================================================================================================================
Portfolio turnover rate(1)                                        36.02%         15.97%         11.05%         27.76%         33.10%
===================================================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $2,588,895 and $19,952,920, respectively.

(2)  Annualized.

See Notes to Financial Statements



--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

WESTCORE PLUS BOND FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                           SIX MONTHS ENDED      YEAR ENDED
                                                             NOVEMBER 30,          MAY 31,
                                                                 2000               2000
                                                             ------------       ------------
Net asset value - beginning of the period                    $       9.81       $      10.27
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.33               0.63
Net realized and unrealized gain/(loss)                              0.39              (0.46)
---------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                       0.72               0.17
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                (0.33)             (0.63)
Distributions from net realized gain                                (0.00)             (0.00)
---------------------------------------------------------------------------------------------
Total distributions                                                 (0.33)             (0.63)
---------------------------------------------------------------------------------------------
Net asset value - end of period                              $      10.20       $       9.81
=============================================================================================
Total return                                                         7.42%              1.67%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $     53,084       $     34,208
=============================================================================================
Ratio of expenses to average net assets                              0.71%(2)           0.85%
=============================================================================================
Ratio of expenses to average net assets without fee waivers          1.12%(2)           1.11%
=============================================================================================
Ratio of net investment income/(loss) to average net assets          6.51%(2)           6.18%
=============================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               6.11%(2)           5.92%
=============================================================================================
Portfolio turnover rate(1)                                          33.69%             37.26%
=============================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $29,673,968 and $13,278,615, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements


--------------------------------------------------------------------------------
130             Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                                         INSTITUTIONAL
                                                                                                            SHARES
                                                                                                         --------------
                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              MAY 28,         MAY 29,         MAY 30,         MAY 31,
                                                               1999            1998            1997            1996
                                                           ------------    ------------    ------------    ------------
Net asset value - beginning of the period                  $      10.51    $      10.23    $      10.10    $      10.27
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                       0.61            0.61            0.60            0.60
Net realized and unrealized gain/(loss)                           (0.24)           0.28            0.13           (0.17)
-----------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                     0.37            0.89            0.73            0.43
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                              (0.61)          (0.61)          (0.60)          (0.60)
Distributions from net realized gain                              (0.00)          (0.00)          (0.00)          (0.00)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.61)          (0.61)          (0.60)          (0.60)
-----------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                            $      10.27    $      10.51    $      10.23    $      10.10
=======================================================================================================================
Total return                                                       3.54%           8.88%           7.43%           4.26%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $     41,155    $     50,159    $     63,169    $     83,039
=======================================================================================================================
Ratio of expenses to average net assets                            0.85%           0.85%           0.85%           0.81%
=======================================================================================================================
Ratio of expenses to average net assets without fee waivers        1.01%           0.98%           0.97%           0.92%
=======================================================================================================================
Ratio of net investment income/(loss) to average net assets        5.72%           5.77%           5.81%           5.78%
=======================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                             5.57%           5.65%           5.68%           5.67%
=======================================================================================================================
Portfolio turnover rate(1)                                        24.68%          23.45%          27.47%          71.97%
=======================================================================================================================
                                                           RETAIL SHARES
                                                           -------------
                                                           PERIOD ENDED
                                                               MAY 31,
                                                               1996*
                                                           ------------
Net asset value - beginning of the period                  $      10.27
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                       0.20
Net realized and unrealized gain/(loss)                            0.04
-----------------------------------------------------------------------
Total income/(loss) from investment operations                     0.24
-----------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                              (0.21)
Distributions from net realized gain                              (0.00)
-----------------------------------------------------------------------
Total distributions                                               (0.21)
-----------------------------------------------------------------------
Net asset value - end of period                            $      10.30
=======================================================================
Total return                                                       2.34%
=======================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $      2,781
=======================================================================
Ratio of expenses to average net assets                            0.95%(2)
=======================================================================
Ratio of expenses to average net assets without fee waivers        0.97%(2)
=======================================================================
Ratio of net investment income/(loss) to average net assets        5.74%(2)
=======================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                             5.72%(2)
=======================================================================
Portfolio turnover rate(1)                                        71.97%
=======================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $29,673,968 and $13,278,615, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements


--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

WESTCORE COLORADO TAX-EXEMPT FUND

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                           SIX MONTHS ENDED
                                                             NOVEMBER 30,
                                                                 2000
                                                           ----------------
Net asset value - beginning of the period                    $      10.40
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.23
Net realized and unrealized gain/(loss)                              0.39
-------------------------------------------------------------------------
Total income/(loss) from investment operations                       0.62
-------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                (0.23)
Distributions from net realized gain                                (0.00)
-------------------------------------------------------------------------
Total distributions                                                 (0.23)
-------------------------------------------------------------------------
Net asset value - end of period                              $      10.79
=========================================================================
Total return                                                         6.02%
=========================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $     40,936
=========================================================================
Ratio of expenses to average net assets                              0.65%(2)
=========================================================================
Ratio of expenses to average net assets without fee waivers          1.19%(2)
=========================================================================
Ratio of net investment income/(loss) to average net assets          4.24%(2)
=========================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               3.70%(2)
=========================================================================
Portfolio turnover rate(1)                                           6.68%
=========================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $4,694,195 and $2,476,112, respectively.

(2)  Annualized.

See Notes to Financial Statements


--------------------------------------------------------------------------------
132             Semi-Annual Report November 30, 2000 (Unaudited)

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                           YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                             MAY 31,       MAY 28,        MAY 29,         MAY 30,         MAY 31,
                                                              2000          1999           1998            1997            1996
                                                           ----------    ----------     ----------      ----------      ----------
Net asset value - beginning of the period                  $    11.01    $    11.06    $      10.78    $      10.61    $      10.70
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                     0.46          0.47            0.50            0.50            0.52
Net realized and unrealized gain/(loss)                         (0.61)        (0.05)           0.28            0.17           (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                  (0.15)         0.42            0.78            0.67            0.42
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                            (0.46)        (0.47)          (0.50)          (0.50)          (0.51)
Distributions from net realized gain                            (0.00)        (0.00)          (0.00)          (0.00)          (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.46)        (0.47)          (0.50)          (0.50)          (0.51)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                            $    10.40    $    11.01    $      11.06    $      10.78    $      10.61
===================================================================================================================================
Total return                                                    (1.36)%        3.80%           7.32%           6.46%           3.97%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $   37,055    $   45,506    $     31,501    $     21,348    $     13,922
===================================================================================================================================
Ratio of expenses to average net assets                          0.63%         0.53%           0.50%           0.50%           0.44%
===================================================================================================================================
Ratio of expenses to average net assets without fee waivers      1.14%         1.09%           1.17%           1.21%           1.43%
===================================================================================================================================
Ratio of net investment income/(loss) to average net assets      4.28%         4.21%           4.54%           4.73%           4.87%
===================================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                           3.77%         3.65%           3.87%           4.02%           3.88%
===================================================================================================================================
Portfolio turnover rate(1)                                      19.76%        12.12%          24.94%          30.78%          10.23%
===================================================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended November 30, 2000 were $4,694,195 and $2,476,112, respectively.

(2)  Annualized.

See Notes to Financial Statements



--------------------------------------------------------------------------------
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
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   Westcore Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. Prior to October 1, 2000, the Westcore Flexible Income Fund was named "Westcore Long-Term Bond Fund" and the Westcore Plus Bond Fund was named "Westcore Intermediate-Term Bond Fund."

   The Funds, for book and tax purposes, have a fiscal year of May 31. From October 11, 1993 to September 30, 1995, Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity and Westcore Plus Bond Funds offered Institutional and Retail classes of shares with a front-end load and their own distribution/administrative service plan. On October 1, 1995 the Retail class was merged into the Institutional class at the respective net asset value per share. The distribution/administrative service plan on the Retail class was discontinued. The front-end sales load on all the Funds was also discontinued.

   The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

   USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

   INVESTMENT VALUATION - Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average bid and asked prices. Securities for which market quotations are not readily available are valued in good faith by or under the direction of the Board of Trustees. Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued at the official closing price


--------------------------------------------------------------------------------
134             Semi-Annual Report November 30, 2000 (Unaudited)

                         NOTES TO FINANCIAL STATEMENTS

on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, such securities are valued at the last sales price occurring prior to the valuation time determined by an independent pricing service approved by the Board of Trustees. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

   FOREIGN SECURITIES - All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

   The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

   FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 31, 2000 the Westcore Small-Cap Opportunity, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of approximately $6,800,000, $1,100,000 and $82,000 respectively, which will expire through 2008.

   The Westcore Small-Cap Growth, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds intend to elect to defer to their fiscal year ending May 31, 2001, approximately $609,000, $3,400,000, $1,300, $217,000 and $510,000 of losses, respectively, recognized during the period November 1, 1999 to May 31, 2000.


--------------------------------------------------------------------------------
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
                         NOTES TO FINANCIAL STATEMENTS

   During the six months ended November 30, 2000, the Westcore MIDCO Growth Fund had redemption-in-kind transactions in the amount of $11,051,766, based on the fair market value of the individual securities within the portfolio. These transactions resulted in short-term and long-term capital gains of $29,882 and $764,209, respectively, which will be recognized as permanent differences for tax purposes.

   CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS - Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

   DISTRIBUTIONS - Distributions of net investment income, if any, are generally made annually for the Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier and Westcore International Select Funds, quarterly for the Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

   ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are expensed as incurred.

   SECURITIES LENDING - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of November 30, 2000, the value of securities


--------------------------------------------------------------------------------
136             Semi-Annual Report November 30, 2000 (Unaudited)

                         NOTES TO FINANCIAL STATEMENTS

loaned of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity, and Westcore Flexible Income Funds amount to $20,308,456, $213,125, $353,501 and $21,825, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity and Westcore Flexible Income Funds amounts to $22,356,176, $225,253, $588,505 and $22,500, respectively.

   ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES - Trust expenses which are not series specific are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals. From October 11, 1993 to September 30, 1995 the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity, and Westcore Plus Bond Funds allocated income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon their relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class were charged against the operations of that class.

   WHEN-ISSUED SECURITIES - Each Fund may purchase or sell securities on a "when issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent each Fund makes such purchases while remaining substantially fully invested.

   OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.


--------------------------------------------------------------------------------
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
                         NOTES TO FINANCIAL STATEMENTS

2. SHARES OF BENEFICIAL INTEREST

   On November 30, 2000, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

WESTCORE EQUITY GROWTH FUNDS

WESTCORE MIDCO GROWTH FUND

                                                             FOR THE SIX MONTHS ENDED  FOR THE YEAR ENDED
                                                                  NOVEMBER 30, 2000      MAY 31, 2000
                                                             ------------------------  ------------------
Shares sold                                                              4,616,084            9,954,344
Shares issued as reinvestment of dividends and distributions                     0            4,713,747
-------------------------------------------------------------------------------------------------------
Total                                                                    4,616,084           14,668,091
Shares redeemed                                                         (6,453,439)         (15,698,064)
-------------------------------------------------------------------------------------------------------
Net decrease in shares                                                  (1,837,355)          (1,029,973)
=======================================================================================================

WESTCORE GROWTH AND INCOME FUND

                                                           FOR THE SIX MONTHS ENDED  FOR THE YEAR ENDED
                                                               NOVEMBER 30, 2000        MAY 31, 2000
                                                           ------------------------  ------------------
Shares sold                                                               269,575               271,356
Shares issued as reinvestment of dividends and distributions                    0               148,508
-------------------------------------------------------------------------------------------------------
Total                                                                     269,575               419,864
Shares redeemed                                                           (63,810)             (399,393)
-------------------------------------------------------------------------------------------------------
Net increase in shares                                                    205,765                20,471
=======================================================================================================

WESTCORE SMALL-CAP GROWTH FUND

                                                                                      FOR THE PERIOD FROM
                                                                                        OCTOBER 1, 1999
                                                            FOR THE SIX MONTHS ENDED    (INCEPTION) TO
                                                               NOVEMBER 30, 2000          MAY 31, 2000
                                                            ------------------------  ------------------
Shares sold                                                             3,375,094             3,437,335
Shares issued as reinvestment of dividends and distributions                    0                 1,282
-------------------------------------------------------------------------------------------------------
Total                                                                   3,375,094             3,438,617
Shares redeemed                                                        (3,097,878)           (2,157,440)
-------------------------------------------------------------------------------------------------------
Net increase in shares                                                    277,216             1,281,177
=======================================================================================================



--------------------------------------------------------------------------------
138             Semi-Annual Report November 30, 2000 (Unaudited)

                         NOTES TO FINANCIAL STATEMENTS

WESTCORE SELECT FUND

                                                                                         FOR THE PERIOD FROM
                                                                                           OCTOBER 1, 1999
                                                                FOR THE SIX MONTHS ENDED   (INCEPTION) TO
                                                                     NOVEMBER 30, 2000      MAY 31, 2000
                                                                ------------------------ -------------------
Shares sold                                                               944,174                2,775,670
Shares issued as reinvestment of dividends and distributions                    0                   59,131
----------------------------------------------------------------------------------------------------------
Total                                                                     944,174                2,834,801
Shares redeemed                                                          (927,345)              (1,231,992)
----------------------------------------------------------------------------------------------------------
Net increase in shares                                                     16,829                1,602,809
==========================================================================================================

WESTCORE INTERNATIONAL FRONTIER FUND

                                                                                         FOR THE PERIOD FROM
                                                                                          DECEMBER 15, 1999
                                                                FOR THE SIX MONTHS ENDED   (INCEPTION) TO
                                                                     NOVEMBER 30, 2000      MAY 31, 2000
                                                                ------------------------ -------------------
Shares sold                                                             2,738,537                3,219,658
Shares issued as reinvestment of dividends and distributions                    0                    1,488
----------------------------------------------------------------------------------------------------------
Total                                                                   2,738,537                3,221,146
Shares redeemed                                                        (1,432,213)              (1,358,318)
----------------------------------------------------------------------------------------------------------
Net increase in shares                                                  1,306,324                1,862,828
==========================================================================================================

WESTCORE INTERNATIONAL SELECT FUND

                                                                 FOR THE PERIOD FROM
                                                                   NOVEMBER 1, 2000
                                                                    (INCEPTION) TO
                                                                  NOVEMBER 30, 2000
                                                                 -------------------
Shares sold                                                            1,319,215
Shares issued as reinvestment of dividends and distributions                   0
--------------------------------------------------------------------------------
Total                                                                  1,319,215
Shares redeemed                                                          (40,010)
--------------------------------------------------------------------------------
Net increase in shares                                                 1,279,205
================================================================================



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
                         NOTES TO FINANCIAL STATEMENTS

WESTCORE EQUITY VALUE FUNDS

WESTCORE BLUE CHIP FUND

                                                                  FOR THE SIX MONTHS ENDED  FOR THE YEAR ENDED
                                                                      NOVEMBER 30, 2000       MAY 31, 2000
                                                                  ------------------------  ------------------
Shares sold                                                                527,580              1,301,710
Shares issued as reinvestment of dividends and distributions                     0                607,474
---------------------------------------------------------------------------------------------------------
Total                                                                      527,580              1,909,184
Shares redeemed                                                           (516,450)            (2,413,432)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                           11,130               (504,248)
=========================================================================================================

WESTCORE MID-CAP OPPORTUNITY FUND

                                                                  FOR THE SIX MONTHS ENDED  FOR THE YEAR ENDED
                                                                      NOVEMBER 30, 2000        MAY 31, 2000
                                                                  ------------------------  ------------------
Shares sold                                                                 33,199                 30,455
Shares issued as reinvestment of dividends and distributions                     0                     61
---------------------------------------------------------------------------------------------------------
Total                                                                       33,199                 30,516
Shares redeemed                                                             (6,678)               (56,619)
---------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                           26,521                (26,103)
=========================================================================================================

WESTCORE SMALL-CAP OPPORTUNITY FUND

                                                                  FOR THE SIX MONTHS ENDED  FOR THE YEAR ENDED
                                                                      NOVEMBER 30, 2000       MAY 31, 2000
                                                                  ------------------------  ------------------
Shares sold                                                                957,847              2,232,713
Shares issued as reinvestment of dividends and distributions                     0                 14,239
---------------------------------------------------------------------------------------------------------
Total                                                                      957,847              2,246,952
Shares redeemed                                                         (1,110,806)            (4,923,333)
---------------------------------------------------------------------------------------------------------
Net decrease in shares                                                    (152,959)            (2,676,381)
=========================================================================================================


--------------------------------------------------------------------------------
140             Semi-Annual Report November 30, 2000 (Unaudited)

                         NOTES TO FINANCIAL STATEMENTS

WESTCORE BOND FUNDS

WESTCORE FLEXIBLE INCOME FUND

                                                                    FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                                        NOVEMBER 30, 2000          MAY 31, 2000
                                                                    ------------------------   ------------------
Shares sold                                                                   158,383                   946,059
Shares issued as reinvestment of dividends and distributions                   53,108                   164,666
---------------------------------------------------------------------------------------------------------------
Total                                                                         211,491                 1,110,725
Shares redeemed                                                            (2,089,554)                 (750,208)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                          (1,878,063)                  360,517
===============================================================================================================

WESTCORE PLUS BOND FUND

                                                                    FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                                        NOVEMBER 30, 2000          MAY 31, 2000
                                                                    ------------------------   ------------------
Shares sold                                                                 3,407,179                 2,555,023
Shares issued as reinvestment of dividends and distributions                  122,456                   206,930
---------------------------------------------------------------------------------------------------------------
Total                                                                       3,529,635                 2,761,953
Shares redeemed                                                            (1,814,192)               (3,281,234)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                           1,715,443                  (519,281)
===============================================================================================================

WESTCORE COLORADO TAX-EXEMPT FUND

                                                                    FOR THE SIX MONTHS ENDED   FOR THE YEAR ENDED
                                                                        NOVEMBER 30, 2000          MAY 31, 2000
                                                                    ------------------------   ------------------
Shares sold                                                                   655,308                   925,356
Shares issued as reinvestment of dividends and distributions                   63,653                   125,311
---------------------------------------------------------------------------------------------------------------
Total                                                                         718,961                 1,050,667
Shares redeemed                                                              (487,912)               (1,620,373)
---------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                             231,049                  (569,706)
===============================================================================================================



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
                         NOTES TO FINANCIAL STATEMENTS

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

WESTCORE EQUITY GROWTH FUNDS

                                                    WESTCORE                 WESTCORE               WESTCORE
                                                      MIDCO                 GROWTH AND              SMALL-CAP
                                                   GROWTH FUND             INCOME FUND             GROWTH FUND
                                                 ----------------        ----------------        ----------------
As of November 30, 2000
Gross appreciation (excess of
   value over tax cost)                          $     25,722,753        $      5,555,608        $      2,807,653
Gross depreciation (excess of
   tax cost over value)                               (25,410,756)             (1,059,958)             (9,267,006)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)       $        311,997        $      4,495,650        $     (6,459,353)
=================================================================================================================
Cost of investments for
   income tax purposes                           $    187,279,761        $     14,130,842        $     37,502,958
=================================================================================================================

                                                     WESTCORE                WESTCORE               WESTCORE
                                                      SELECT              INTERNATIONAL            INTERNATIONAL
                                                       FUND               FRONTIER FUND             SELECT FUND
                                                 ----------------        ----------------        ----------------
As of November 30, 2000
Gross appreciation (excess of
   value over tax cost)                          $        632,936        $      3,160,308        $         96,372
Gross depreciation (excess of
   tax cost over value)                                (1,737,326)             (6,653,196)               (901,053)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)       $     (1,104,390)       $     (3,492,888)       $       (804,681)
=================================================================================================================
Cost of investments for
   income tax purposes                           $     27,794,777        $     34,641,037        $     16,420,382
=================================================================================================================


--------------------------------------------------------------------------------
142             Semi-Annual Report November 30, 2000 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

WESTCORE EQUITY VALUE FUNDS

                                                     WESTCORE              WESTCORE             WESTCORE
                                                    BLUE CHIP               MID-CAP             SMALL-CAP
                                                      FUND            OPPORTUNITY FUND      OPPORTUNITY FUND
                                                 --------------       ----------------      ----------------
As of November 30, 2000
Gross appreciation (excess of
   value over tax cost)                          $    9,880,321        $      383,355        $    3,077,970
Gross depreciation (excess of
   tax cost over value)                              (4,615,458)             (371,729)           (3,091,939)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)       $    5,264,863        $       11,626        $      (13,969)
===========================================================================================================
Cost of investments for
   income tax purposes                           $   44,830,718        $    3,257,499        $   34,662,974
===========================================================================================================

WESTCORE BOND FUNDS

                                                     WESTCORE              WESTCORE             WESTCORE
                                                     FLEXIBLE             PLUS BOND             COLORADO
                                                   INCOME FUND              FUND             TAX-EXEMPT FUND
                                                 --------------        --------------        ---------------
As of November 30, 2000
Gross appreciation (excess of
   value over tax cost)                          $       84,376        $      794,727        $      527,727
Gross depreciation (excess of
   tax cost over value)                                (210,846)             (387,679)             (307,584)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)       $     (126,470)       $      407,048        $      220,143
===========================================================================================================
Cost of investments for
   income tax purposes                           $    6,537,835        $   52,046,356        $   39,915,847
===========================================================================================================


--------------------------------------------------------------------------------
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
                         NOTES TO FINANCIAL STATEMENTS

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

   The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA") for all Funds. DIA succeeded First Interstate Capital Management, Inc. ("FICM") as investment adviser to the Westcore Flexible Income and the Westcore Colorado Tax-Exempt Funds on October 1, 1995. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders and contains terms and conditions similar to those which were in these Funds' former advisory agreement.

   Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.00%, 0.65%, 1.20%, 1.05%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the
average net assets for Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

   Effective October 1, 1995, ALPS Mutual Fund Services, Inc. ("ALPS") and DIA entered into an administrative agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Fund's average net assets.

   Effective October 1, 2000, the Co-Administrators and the Investment Adviser advised the Trust that they intend to waive fees or reimburse expenses with respect to each of the Funds until at least May 31, 2001 so that the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.30%, 1.15%, 1.50%, 1.50%, 1.15%, 1.25%, 1.30%, 0.85%, 0.55%, and 0.65%, respectively. Prior to October 1, 2000, the Co-Administrators and Investment Adviser waived fees for the Westcore Flexible Income and Westcore Plus Bond Funds for the four months then ended so that the Total Operating Expenses did not exceed 0.95% and 0.85%, respectively. Without such fee waivers, for the period ended November 30, 2000, the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap



--------------------------------------------------------------------------------
144             Semi-Annual Report November 30, 2000 (Unaudited)

                         NOTES TO FINANCIAL STATEMENTS

Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.20%, 1.56%, 1.69%, 1.31%, 1.96%, 3.30%, 1.30%,
3.57%, 1.87%, 1.41%, 1.12%, and 1.19%, respectively.

   Certain officers of the Funds are also officers of DIA. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

   Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

   The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the Deferral Plan will not affect the net assets of the Fund.

   Shareholders holding more than 5% of the Funds' outstanding shares as of November 30, 2000, constituted 16.44% of Westcore MIDCO Growth Fund, 35.51% of Westcore Growth and Income Fund, 6.37% of Westcore Small-Cap Growth Fund, 22.34% of Westcore Select Fund, 12.54% of Westcore International Frontier Fund, 13.84% of Westcore International Select Fund, 53.69% of Westcore Blue Chip Fund, 68.85% of Westcore Mid-Cap Opportunity Fund, 35.87% of Westcore Small-Cap Opportunity Fund, 17.50% of Westcore Flexible Income Fund, 74.51% of Westcore Plus Bond Fund and 10.78% of Westcore Colorado Tax-Exempt Fund. Included in the percentages above are holdings of DIA and/or certain officers of DIA representing 5.24% of Westcore Growth and Income Fund, 6.37% of Westcore Small-Cap Growth Fund, 22.34% of Westcore Select Fund, 6.33% of Westcore International Frontier Fund, 7.78% of Westcore International Select Fund, 62.11% of Westcore Mid-Cap Opportunity Fund, 17.50% of Westcore Flexible Income Fund and 5.64% of Westcore Colorado Tax-Exempt Fund.


--------------------------------------------------------------------------------
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

                         NOTES TO FINANCIAL STATEMENTS

5. ILLIQUID OR RESTRICTED SECURITIES

   As of November 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of November 30, 2000 for the Westcore Select, Westcore Flexible Income and Westcore Plus Bond Funds was $382,500, $235,079 and $631,629 respectively, which represents 1.12%, 3.64% and 1.19% of the Funds' net assets, respectively. Of the preceding amounts for the Westcore Select, Westcore Flexible Income and Westcore Plus Bond Funds, $382,500, $0 and $0, respectively, is considered restricted. Information concerning restricted securities is as follows:

                                                                              VALUATION PER UNIT
                                                                                   AS OF
SECURITY                              ACQUISITION DATES       COST PER UNIT   NOVEMBER 30, 2000
--------                              -----------------       -------------   ------------------
WESTCORE SELECT FUND
COMMON STOCKS
World Wireless Communications Inc.        02/16/2000           $       3.00       $       1.91
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
146             Semi-Annual Report November 30, 2000 (Unaudited)

                         NOTES TO FINANCIAL STATEMENTS

6. SPECIAL MEETING OF SHAREHOLDERS

   A special meeting of shareholders (the "Meeting") of the Westcore Select Fund was held on September 12, 2000, pursuant to the notice mailed on or about August 11, 2000 to all shareholders of record as of July 31, 2000.

   At the Meeting the shareholders were asked to approve the proposed change in the Westcore Select Fund's sub-classification under the Investment Company Act of 1940, as amended, from diversified to non-diversified and the elimination of a related investment limitation as described in the Proxy Statement for the meeting.

   The holders of 1,161,722 shares of record of the Westcore Select Fund voted in favor of the proposal to change the sub-classification of the Westcore Select Fund under the Investment Company Act of 1940 from diversified to non-diversified and to eliminate a related investment limitation as described in the Proxy Statement for the meeting; the holders of 19,311 shares of record of the Westcore Select Fund voted against such proposal; and the holders of 9,348 shares of record of the Westcore Select Fund abstained. More than 67% of the total number of shares voted by proxy of the Westcore Select Fund voted to approve such proposal.


--------------------------------------------------------------------------------
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



















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--------------------------------------------------------------------------------
148             Semi-Annual Report November 30, 2000 (Unaudited)

WESTCORE FUNDS -- Better research makes the difference.


        370 17th Street
        Suite 3100
        Denver, CO 80202
        1-800-392-CORE (2673)
        www.westcore.com

        WESTCORE OFFICERS AND TRUSTEES:
        Jack D. Henderson, Chairman
        McNeil S. Fiske, Trustee
        James B. O'Boyle, Trustee
        Lyman E. Seely, Trustee
        Robert L. Stamp, Trustee
        Kenneth V. Penland, President
        Jasper R. Frontz, Treasurer
        Lisa A. Bruckert, Asst. Treasurer
        W. Bruce McConnel, III, Secretary

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by ALPS Mutual Funds Services, Inc.